As filed with the Securities and Exchange Commission on May 29 , 2015

Securities Act File No. 333-203386

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

Pre-Effective Amendment No. ☐

Post-Effective Amendment No.  1

Voya Intermediate Bond Portfolio

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout, Jr.

Voya Investment Management

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

 Elizabeth J. Reza

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

It is proposed that this filing will become effective immediately , pursuant to Rule 485(b)

under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Class ADV, Class I, Class S and Class S2 of Voya Intermediate Bond Portfolio

Voya Aggregate Bond Portfolio

(formerly, VY® PIMCO Bond Portfolio)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 262-3862

June 10, 2015

Dear Shareholder:

On behalf of the Board of Directors (the “Board”) of Voya Aggregate Bond Portfolio (“Aggregate Bond Portfolio”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of Aggregate Bond Portfolio. The Special Meeting is scheduled for 1:00 p.m., Local time, on August 6, 2015, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of Aggregate Bond Portfolio will be asked to vote on the proposed reorganization (the “Reorganization”) of Aggregate Bond Portfolio with and into Voya Intermediate Bond Portfolio (“Intermediate Bond Portfolio”) (together with Aggregate Bond Portfolio, the “Portfolios”). The Portfolios are members of the Voya family of funds.

Shares of Aggregate Bond Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (collectively, “Qualified Plans”) or, at your direction by your insurance company, through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy. If the Reorganization is approved by shareholders, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of Intermediate Bond Portfolio instead of shares of Aggregate Bond Portfolio beginning on the date the Reorganization occurs. The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a portfolio that seeks to maximize total return consistent with reasonable risk.

Formal notice of the Special Meeting appears on the next page, followed by a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”). The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received no later than August 5, 2015.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

Voya Aggregate Bond Portfolio

(formerly, VY® PIMCO Bond Portfolio)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 262-3862

Scheduled for August 6, 2015

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of Voya Aggregate Bond Portfolio (“Aggregate Bond Portfolio”) is scheduled for 1:00 p.m., Local time, on August 6, 2015 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, Aggregate Bond Portfolio’s shareholders will be asked:

1.	To approve an Agreement and Plan of Reorganization by and between Aggregate Bond Portfolio and Voya Intermediate Bond Portfolio (“Intermediate Bond Portfolio”), providing for the reorganization of Aggregate Bond Portfolio with and into Intermediate Bond Portfolio (the “Reorganization”); and

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board of Directors of Aggregate Bond Portfolio recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on May 8, 2015, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot or Voting Instruction Card by August 5, 2015, so that a quorum will be present and a maximum number of shares may be voted. Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to Aggregate Bond Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Directors

Huey P. Falgout, Jr.
Secretary

June 10, 2015

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PROXY STATEMENT/PROSPECTUS

June 10, 2015

Special Meeting of Shareholders of

Voya Aggregate Bond Portfolio

(formerly, VY® PIMCO Bond Portfolio)

Scheduled for August 6, 2015

ACQUISITION OF THE ASSETS OF:	BY AND IN EXCHANGE FOR SHARES OF:

Voya Aggregate Bond Portfolio (A series of Voya Partners Inc.) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 (800) 262-3862	Voya Intermediate Bond Portfolio (A series of Voya Intermediate Bond Portfolio) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034 (800) 992-0180
(each an open-end management investment company)

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on August 6, 2015
This Proxy Statement/Prospectus and Notice of Special Meeting are available at: www.proxyvote.com/voya

The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in Voya Intermediate Bond Portfolio. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about Voya Aggregate Bond Portfolio (“Aggregate Bond Portfolio”) and Voya Intermediate Bond Portfolio (“Intermediate Bond Portfolio,” and together with Aggregate Bond Portfolio, the “Portfolios”), please write, call, or visit our website for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.

By Phone:	(800) 992-0180

By Mail:	Voya Investment Management 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

By Internet:	www.voyainvestments.com/vp/literature

The following documents containing additional information about the Portfolios, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated June 10, 2015, relating to this Proxy Statement/Prospectus;

2.	The Prospectus and Statement of Additional Information dated May 1, 2015 , for Aggregate Bond Portfolio; and

3.	The Prospectus and Statement of Additional Information dated May 1, 2015 , for Intermediate Bond Portfolio.

The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (202) 551-8090

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

When contacting the SEC, you will want to refer to the Portfolios’ SEC file numbers. The file number for the document listed above as (1) is 333-203386 . The file numbers for the documents listed above as (2) and (3) are 333-32575 and 002-47232, respectively.

Introduction

What is happening?

On November 20, 2014, the Boards of Trustees/Directors (the “Board”) of Voya Aggregate Bond Portfolio (“Aggregate Bond Portfolio”) and Voya Intermediate Bond Portfolio (“Intermediate Bond Portfolio,” together with Aggregate Bond Portfolio, the “Portfolios”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of Aggregate Bond Portfolio with and into Intermediate Bond Portfolio (the “Reorganization”). The Reorganization Agreement requires approval by shareholders of Aggregate Bond Portfolio, and, if approved, is expected to be effective on August 14, 2015, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

Shares of Aggregate Bond Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company (“Participating Insurance Company”) through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”).

This booklet includes a combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) and a Proxy Ballot or Voting Instruction Card for Aggregate Bond Portfolio. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

The Separate Accounts and Qualified Plans or their trustees, as record owners of Aggregate Bond Portfolio shares are, in most cases, the true “shareholders” of Aggregate Bond Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contract Holders”) may be asked to instruct their Qualified Plan trustee or Separate Accounts, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement/Prospectus do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the proposals, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but rather to the voting instructions provided by Variable Contract Holders or Plan Participants.

Because you are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Intermediate Bond Portfolio, this Proxy Statement also serves as a prospectus for Intermediate Bond Portfolio. Intermediate Bond Portfolio is an open-end management investment company, which, as described more fully below, seeks to maximize total return consistent with reasonable risk. Intermediate Bond Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Who is eligible to vote?

Shareholders holding an investment in shares of Aggregate Bond Portfolio as of the close of business on May 8, 2015 (the “Record Date”) are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot or Voting Instruction Card in one of four ways:

•	By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•	By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot or Voting Instruction Card. You will be required to provide your control number located on the Proxy Ballot or Voting Instruction Card.

•	By Mail. Mark the enclosed Proxy Ballot or Voting Instruction Card, sign and date it, and return it in the postage-paid envelope we provided. Both joint owners must sign the Proxy Ballot or Voting Instruction Card.

•	In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

To be certain your vote will be counted, a properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 p.m., Local time, on August 5, 2015.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on August 6, 2015, at 1:00 p.m., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

1

Summary of the Proposals or Proposed Reorganization

You should read this entire Proxy Statement/Prospectus, and the Reorganization Agreement, which is included in Appendix A. For more information about Intermediate Bond Portfolio, please consult Appendix B and Intermediate Bond Portfolio’s prospectus dated May 1, 2015 .

On November 20, 2014, the Board approved the Reorganization. Subject to shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all of the assets of Aggregate Bond Portfolio to Intermediate Bond Portfolio in exchange for shares of beneficial interest of Intermediate Bond Portfolio;

•	the assumption by Intermediate Bond Portfolio of all the liabilities of Aggregate Bond Portfolio;

•	the distribution of shares of Intermediate Bond Portfolio to the shareholders of Aggregate Bond Portfolio; and

•	the complete liquidation of Aggregate Bond Portfolio.

If shareholders of Aggregate Bond Portfolio approve the Reorganization, each owner of Class ADV, Class I, Class S, and Class S2 shares of Aggregate Bond Portfolio would become a shareholder of the corresponding share class shares of Intermediate Bond Portfolio. The Reorganization is expected to be effective on the Closing Date. Each shareholder of Aggregate Bond Portfolio will hold, immediately after the close of the Reorganization (the “Closing”), shares of Intermediate Bond Portfolio having an aggregate value equal to the aggregate value of the shares of Aggregate Bond Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•	The Portfolios have similar investment objectives. Aggregate Bond Portfolio seeks maximum total return, consistent with capital preservation and prudent investment management while Intermediate Bond Portfolio seeks to maximize total return, consistent with reasonable risk.

•	The Portfolios have substantially similar investment strategies. Aggregate Bond Portfolio primarily invests in a diversified portfolio of fixed income instruments of varying maturities while Intermediate Bond Portfolio primarily invests in a portfolio of bonds which at the time of purchase are rated investment-grade or equivalent.

•	Directed Services LLC (“DSL”) serves as adviser to Aggregate Bond Portfolio. Voya Investments, LLC (“Voya Investments,” together with DSL, the “Advisers”) serves as adviser to Intermediate Bond Portfolio. The Advisers are both indirect, wholly owned subsidiaries of Voya Financial, Inc.

•	Voya Investment Management Co. LLC (“Voya IM”) serves as sub-adviser to the Portfolios. Voya IM is an affiliate of the Advisers and is an indirect subsidiary of Voya Financial, Inc. Prior to December 12, 2014, Aggregate Bond Portfolio was sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

•	The gross and net expense ratios experienced by shareholders of Aggregate Bond Portfolio are expected to decrease as a result of the Reorganization.

•	Intermediate Bond Portfolio had superior investment performance over the one- and five-year periods ended December 31, 2014.

•	Each Portfolio is distributed by Voya Investments Distributor, LLC (the “Distributor”).

•	The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Portfolios. In addition, the Reorganization will not affect how shareholders purchase or sell their shares.

•	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Aggregate Bond Portfolio nor its shareholders, nor Intermediate Bond Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the Reorganization.

2

Approval of the Reorganization

What is the proposed Reorganization?

Shareholders of Aggregate Bond Portfolio are being asked to approve a Reorganization Agreement, providing for the reorganization of Aggregate Bond Portfolio with and into Intermediate Bond Portfolio. If the Reorganization is approved, shareholders of Aggregate Bond Portfolio will become shareholders of Intermediate Bond Portfolio as of the Closing.

Why is a Reorganization proposed?

DSL, as part of its oversight of Aggregate Bond Portfolio, is responsible for monitoring the investment program and performance of any sub-adviser to the Portfolio. As noted above, prior to December 2014, Aggregate Bond Portfolio was sub-advised by PIMCO. In response to leadership and portfolio management changes at PIMCO, DSL recommended the reorganization of Aggregate Bond Portfolio into Intermediate Bond Portfolio. In support of its proposal, DSL noted that in its view, the Reorganization would provide Aggregate Bond Portfolio shareholders with: (1) the potential for improved performance; and (2) an immediate benefit through lower gross and net expenses.

Since the Reorganization was not anticipated to close until the third quarter of 2015 and DSL believed that prompt action to replace PIMCO was in the best interest of shareholders, DSL also proposed the replacement of PIMCO with Voya IM, the sub-adviser to Intermediate Bond Portfolio. At the November 2014 Board meeting, the Board approved both the Reorganization and the sub-adviser change.

How do the Investment Objectives compare?

As described in the chart that follows, the Portfolios have similar investment objectives.

	Aggregate Bond Portfolio	Intermediate Bond Portfolio
Investment Objective	The Portfolio seeks maximum total return, consistent with capital preservation and prudent investment management.	The Portfolio seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. A Portfolio will provide 60 days’ prior written notice of any change in a non-fundamental investment objective.

How do the Annual Portfolio Operating Expenses compare?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Pro forma fees and expenses, which are the estimated fees and expenses of Intermediate Bond Portfolio after giving effect to the Reorganization, assume the Reorganization occurred on December 31, 2014. The table does not reflect fees or expenses that are, or may be, imposed under your Variable Contract or Qualified Plan. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.

Annual Portfolio Operating Expenses[1] Expenses you pay each year as a % of the value of your investment
		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma
Class ADV
Management Fees	%	0.54[2]	0.50[4]	0.49[7]
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.50	0.50
Acquired Fund Fees and Expenses	%	0.00	0.02	0.02
Other Expenses	%	0.05	0.02	0.02
Total Annual Portfolio Operating Expenses	%	1.09	1.04[5]	1.03[5]
Waivers and Reimbursements	%	-0.04[3]	-0.05[6]	-0.05[6]
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	1.05	0.99	0.98

3

Annual Portfolio Operating Expenses[1] Expenses you pay each year as a % of the value of your investment
		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma
Class I
Management Fees	%	0.54[2]	0.50[4]	0.49[7]
Distribution and/or Shareholder Services (12b-1) Fees	%	None	None	None
Acquired Fund Fees and Expenses	%	0.00	0.02	0.02
Other Expenses	%	0.05	0.02	0.02
Total Annual Portfolio Operating Expenses	%	0.59	0.54[5]	0.53[5]
Waivers and Reimbursements	%	-0.04[3]	-0.05[6]	-0.05[6]
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.55	0.49	0.48

Class S
Management Fees	%	0.54[2]	0.50[4]	0.49[7]
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.25	0.25
Acquired Fund Fees and Expenses	%	0.00	0.02	0.02
Other Expenses	%	0.05	0.02	0.02
Total Annual Portfolio Operating Expenses	%	0.84	0.79[5]	0.78[5]
Waivers and Reimbursements	%	-0.04[3]	-0.05[6]	-0.05[6]
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.80	0.74	0.73

Class S2
Management Fees	%	0.54[2]	0.50[4]	0.49[7]
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	0.50	0.50
Acquired Fund Fees and Expenses	%	0.00	0.02	0.02
Other Expenses	%	0.05	0.02	0.02
Total Annual Portfolio Operating Expenses	%	1.09	1.04[5]	1.03[5]
Waivers and Reimbursements	%	-0.14[3]	-0.15[6]	-0.15[6]
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.95	0.89	0.88

1.	Expense ratios have been adjusted to reflect current contractual rates.

2.	The portion of the Management Fees attributable to the advisory services is 0.44% and the portion of the Management Fees attributable to the administrative services is 0.10%.

3.	The Adviser is contractually obligated to limit expenses to 1.08%, 0.58%, 0.83%, and 0.98% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2017. In addition, the A dviser is contractually obligated to further limit expenses to 1.05%, 0.55%, 0.80%, and 0.95% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2017. The limitations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The Distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 through May 1, 2017. Termination or modification of these obligations requires approval by the Board.

4.	The portion of the Management Fees attributable to the advisory services is 0.40% and the portion of the Management Fees attributable to the administrative services is 0.10%.

5.	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

6.	The Adviser is contractually obligated to limit expenses to 1.05%, 0.55%, 0.80%, and 0.95% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2017. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The Adviser is contractually obligated to waive 0.045 % of the management fee through January 1, 2017. The Distributor is contractually obligated to waive 0.10% of the distribution fee for Class S2 through May 1, 2017. Termination or modification of these obligations requires approval by the Board.

7.	The portion of the Management Fees attributable to the advisory services is 0.39% and the portion of the Management Fees attributable to the administrative services is 0.10%.

4

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the Portfolios with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolios for the time periods indicated. The Examples also assume that your investment had a 5% return during each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower based on these assumptions your costs would be:

	Aggregate Bond Portfolio				Intermediate Bond Portfolio				Intermediate Bond Portfolio Pro Forma
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$107	343	597	1,325	101	326	569	1,266	100	323	564	1,255
I	$56	185	325	734	50	168	297	672	49	165	291	660
S	$82	264	462	1,033	76	247	434	973	75	244	428	961
S2	$97	333	587	1,316	91	316	559	1,257	90	313	554	1,246

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

How do the Principal Investment Strategies compare?

As described in the table below, the Portfolios have substantially identical investment strategies. In connection with the change of sub-adviser approved at the November 2014 Board meeting, the Board also approved changes to the principal investment strategies to align Aggregate Bond Portfolio with the investment strategies of Intermediate Bond Portfolio effective December 12, 2014. A supplement describing these changes was mailed to shareholders on November 28, 2014.

As a result both Portfolios have substantially identical investment strategies and principal risks. Prior to December 12, 2014, Aggregate Bond Portfolio pursued its investment objective through different strategies. For more information on the principal investment strategies and principal risks of Aggregate Bond Portfolio prior to December 12, 2014, please see Appendix C.

	Aggregate Bond Portfolio	Intermediate Bond Portfolio
Investment Strategies	Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The types of fixed-income instruments in which the Portfolio may invest, include but are not limited to, corporate, government, and mortgage bonds, which, at the time of purchase, are rated investment-grade (e.g., rated at least BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated.	Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated investment-grade (e.g., rated at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

	Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser (“Sub-Adviser”) maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the	Although the Portfolio may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the Portfolio will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser (“Sub-Adviser”) maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the

5

Aggregate Bond Portfolio	Intermediate Bond Portfolio

amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio.

The Portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing debt instrument assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro-economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by 1%. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by 1%.

The Portfolio may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio.

The Portfolio may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing debt instrument assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro-economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

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How do the Principal Risks compare?

The following table summarizes and compares the principal risks of investing in the Portfolios.

Risks	Aggregate Bond Portfolio	Intermediate Bond Portfolio
Call. During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.	✓	✓
Company. The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.	✓	✓
Credit. Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers’ long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.	✓	✓
Currency. To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.	✓	✓
Derivative Instruments. Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.	✓	✓
Foreign Investments/Developing and Emerging Markets. Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments , which may include the imposition of economic sanctions or other measures by the United States or other governments . Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.	✓	✓
High-Yield Securities. Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.	✓	✓
Interest in Loans. The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.	✓	✓

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Risks	Aggregate Bond Portfolio	Intermediate Bond Portfolio
Interest Rate. With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.	✓	✓
Investment Model. The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.	✓	✓
Liquidity. If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.	✓	✓
Market. Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.	✓	✓
Mortgage- and/or Asset-Backed Securities. Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.	✓	✓
Municipal Obligations. The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.	✓	✓
Other Investment Companies. The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their NAV. In addition, because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.	✓	✓

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Risks	Aggregate Bond Portfolio	Intermediate Bond Portfolio
Prepayment and Extension. Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.	✓	✓
Securities Lending. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.	✓	✓
U.S. Government Securities and Obligations. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.	✓	✓

How does Aggregate Bond Portfolio’s performance compare to Intermediate Bond Portfolio?

The following information is intended to help you understand the risks of investing in the Portfolios. The following bar charts show the changes in the Portfolios’ performance from year to year, and the table compares the Portfolios’ performance to the performance of a broad-based securities market index/indices for the same period. The Portfolios’ performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolios’ Class S shares. Other class shares’ performance would have been higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolios’ performance with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolios’ past performance is no guarantee of future results.

Voya Aggregate Bond Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 6.10% and Worst quarter: 3rd, 2008, -5.56%

The Fund’s Class S shares’ year-to-date total return as of March 31, 2015: 1.94%

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Voya Intermediate Bond Portfolio - Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 7.10% and Worst quarter: 3rd, 2008, -4.42%

The Fund’s Class S shares’ year-to-date total return as of March 31, 2015 : 1.95%

Average Annual Total Returns % (for the periods ended December 31, 2014)
		1 Year	5 Years	10 Years	Since Inception	Inception Date
Aggregate Bond Portfolio[1]
Class ADV	%	4.85	4.07	4.63	N/A	05/01/2002
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	4.71	N/A
Class I	%	5.39	4.59	5.16	N/A	05/01/2002
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	4.71	N/A
Class S	%	5.19	4.34	4.91	N/A	05/01/2002
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	4.71	N/A
Class S2%		5.01	4.18	N/A	6.29	02/27/2009
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	N/A	5.06

Intermediate Bond Portfolio
Class ADV	%	6.21	6.04	N/A	4.50	12/20/2006
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	N/A	4.99
Class I	%	6.67	6.60	4.81	N/A	05/23/1973
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	4.71	N/A
Class S	%	6.48	6.34	4.55	N/A	05/03/2002
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	4.71	N/A
Class S2%		6.17	6.16	N/A	7.74	02/27/2009
Barclays U.S. Aggregate Bond Index[2]	%	5.97	4.45	N/A	5.06

1.	On or about December 12, 2014, the sub-adviser to the Portfolio was changed along with changes to the Portfolio’s name and principal investment strategies. Performance prior to December 12, 2014 is attributable to a different sub-adviser.

2.	The index returns do not reflect deductions for fees, expenses, or taxes.

How do certain characteristics of the Portfolios compare?

The following table compares certain characteristics of the Portfolios as of December 31, 2014.

	Aggregate Bond Portfolio	Intermediate Bond Portfolio
Net Assets	$773.6 million	$4,633.6 million

Portfolio Turnover Rate	643	428

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How does the management of the Portfolios compare?

The following table describes the management of the Portfolios.

	Aggregate Bond Portfolio	Intermediate Bond Portfolio
Investment Adviser	Directed Services LLC (“DSL”)	Voya Investments, LLC (“Voya Investments”)
Management Fee (as a percentage of average daily net assets)	0.54%	0.50% on first $4 billion 0.48% on next $3 billion 0.46% on assets in excess of $7 billion[1]

Sub-Adviser	Voya Investment Management Co. LLC (“Voya IM”)	Voya IM

Sub-Advisory Fee (as a percentage of average daily net assets)	0.25000%	0.180%

Portfolio Managers	Christine Hurtsellers (since 12/14) Matthew Toms (since 12/14)	Christine Hurtsellers (since 01/09) Matthew Toms (since 08/10)
Distributor	Voya Investments Distributor, LLC (“Distributor”)	Distributor

1.	The Adviser is contractually obligated to waive 0. 0 45% of the management fee through January 1, 2017. Termination or modification of this obligation requires approval by the Board.

Advisers to the Portfolios

DSL, a Delaware limited liability company, serves as the investment adviser to Aggregate Bond Portfolio. Voya Investments, an Arizona limited liability company, serves as the investment adviser to Intermediate Bond Portfolio. The Advisers have overall responsibility for the management of the Portfolios. The Advisers provide or oversee all investment advisory and portfolio management services for the Portfolios and assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. Voya Investments is registered with the SEC as an investment adviser.

The Advisers are both indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S., Inc.). Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2014, DSL managed approximately $42.8 billion in registered investment company assets. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2014, Voya Investments managed approximately $54 billion in assets.

Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that

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have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Adviser represented that the investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the investment advisory and affiliated sub-advisory agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.

In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock of and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from this transaction.

Sub-Adviser to the Portfolios

The Advisers have engaged a sub-adviser, Voya IM, to provide the day-to-day management of each Portfolio’s portfolio. Voya IM is an affiliate of the Advisers.

The Advisers act as a “manager-of-managers” for the Portfolios. The Advisers have ultimate responsibility, subject to the oversight of the Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolios and the Advisers have received exemptive relief from the SEC which permits the Advisers, with the approval of the Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Advisers (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Advisers or of another company that indirectly or directly wholly owns the Advisers (“wholly-owned sub-advisers”).

Consistent with the “manager-of-managers” structure, the Advisers delegate to the sub-advisers of the Portfolios the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Advisers are responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolios. Pursuant to the exemptive relief, an Adviser, with the approval of the Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolios’ assets among other sub-advisers. In these instances, an Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that an Adviser exercises its discretion to replace a sub-adviser of a Portfolio or add a new sub-adviser to a Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Portfolio and a change to the investment strategies of the Portfolio.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or the Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Portfolio.

Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2014, Voya IM managed approximately $85.5 billion in assets.

The following individuals are jointly responsible for the day-to-day management of both Portfolios.

Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.

Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment- grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.

Distributor

The Distributor is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

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The Distributor is a member of FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at (800) 289-9999.

What are the key differences in the rights of shareholders of Aggregate Bond Portfolio and Intermediate Bond Portfolio?

Aggregate Bond Portfolio is organized as a separate series of Voya Partners, Inc., an open-end management investment company organized as a Maryland corporation. Intermediate Bond Portfolio is an open-end management investment company organized as a Massachusetts business trust. Both Portfolios are governed by a board of trustees/directors consisting of the same 11 members. For more information on the history of the Portfolios, please see each Portfolio’s Statement of Additional Information, dated May 1, 2015.

The key differences are described in the table below.

Aggregate Bond Portfolio	Intermediate Bond Portfolio

At any meeting of shareholders duly called for the purpose, shareholders have the power to remove Directors by the vote of a majority of all the shares entitled to vote. Directors of a Maryland corporation do not have the power to remove Directors.

Trustees may be removed at any time by two-thirds of the number of Trustees prior to such removal or by a vote of two-thirds of the outstanding shares of the Trust at any special meeting of shareholders.

The liquidation of a particular series in which there are shares then outstanding may be authorized by vote of a majority of the Directors then in office, subject to the approval of a majority of the outstanding shares of the series. The Corporation may be dissolved upon a vote of a majority of the outstanding shares.	The Trust or any Series thereof may be terminated by (i) the affirmative vote of the holders of a majority of the shares entitled to vote at any meeting of shareholders or (ii) by an instrument in writing signed by a majority of the Trustees.

In general, amendments to the Articles of Incorporation must be approved by the Directors and by the affirmative vote of a majority of the outstanding shares, except that no action affecting the validity or assessibility of such shares shall be taken without the unanimous approval of the outstanding shares affected thereby.

The Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the shares at any meeting of shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such shares. No amendment to the Declaration of Trust that would change any rights with respect to any shares of the trust or any series or class thereof by reducing the amount payable thereon upon liquidation or by diminishing or eliminating any voting rights pertaining thereto may be made without the vote or consent of the holders of a majority of shares entitled to vote.

Because Aggregate Bond Portfolio is organized as a series of a Maryland corporation and Intermediate Bond Portfolio is organized as a series of a Massachusetts business trust, there are some differences between the rights of shareholders of each Portfolio under state law. Pursuant to Maryland law, shareholders of Aggregate Bond Portfolio generally have no personal liability as such for the Portfolio’s acts or obligations. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, Intermediate Bond Portfolio’s Amended and Restated Declaration of Trust disclaims liability of any shareholder in connection with Trust property or the acts, obligations or affairs of the Trust. It also provides for indemnification and reimbursement by the Trust of any shareholder from and against all claims and liabilities to which such shareholder may become subject by reason of his or her being or having been a shareholder. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the shareholder who is entitled to indemnification or reimbursement was a shareholder at the time the act or event occurred which gave rise to the claim against or liability of said shareholder. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability should be limited to circumstances in which the particular series itself would be unable to meet its obligations.

Additional Information about the Portfolios

Dividends and Other Distributions

Aggregate Bond Portfolio declares and pays dividends from net investment income at least annually. Aggregate Bond Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Aggregate Bond Portfolio at the NAV of such shares on the payment date unless a Participating Insurance Company's Separate Account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of Aggregate Bond Portfolio's distributions may constitute a return of capital.

Intermediate Bond Portfolio generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Intermediate Bond Portfolio declares dividends semi-annually and pays dividends, if any, semi-annually. Intermediate Bond Portfolio distributes capital gains, if any, semi-annually.

To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.

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Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of December 31, 2014 and on a pro forma basis as of December 31, 2014, giving effect to the Reorganization.

	Aggregate Bond Portfolio	Intermediate Bond Portfolio	Adjustments	Intermediate Bond Portfolio Pro Forma
Class ADV
Net Assets	$172,484,117	191,894,934	(42,025)[1]	364,337,026
Net Asset Value Per Share	$11.64	12.81	-	12.81
Shares Outstanding	14,814,072	14,985,439	(1,352,550)[2]	28,446,961

Class I
Net Assets	$274,514,773	958,411,858	(66,885)[1]	1,232,859,746
Net Asset Value Per Share	$11.96	12.90	-	12.90
Shares Outstanding	22,946,228	74,283,296	(1,671,198)[2]	95,558,326

Class S
Net Assets	$324,390,437	3,477,973,385	(79,037)[1]	3,802,284,785
Net Asset Value Per Share	$11.85	12.83	-	12.83
Shares Outstanding	27,382,463	271,146,288	(2,104,879)[2]	296,423,872

Class S2
Net Assets	$2,270,808	5,280,594	(553)[1]	7,550,849
Net Asset Value Per Share	$11.57	12.79	-	12.79
Shares Outstanding	196,278	412,720	(18,776)[2]	590,222

1.	Reflects adjustment for estimated one time merger expenses.

2.	Reflects new shares issued, net of retired shares of Aggregate Bond Portfolio. (Calculation: Net Assets ÷ NAV per share.)

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below. For more detailed information on the terms of the Reorganization, please see the form of Reorganization Agreement included in Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Aggregate Bond Portfolio in exchange for shares of beneficial interest of Intermediate Bond Portfolio and the assumption by Intermediate Bond Portfolio of all of Aggregate Bond Portfolio’s liabilities; and (ii) the distribution of shares of Intermediate Bond Portfolio to shareholders of Aggregate Bond Portfolio, as provided for in the Reorganization Agreement. Aggregate Bond Portfolio will then be liquidated.

Each shareholder of Class ADV, Class I, Class S, and Class S2 shares of Aggregate Bond Portfolio will hold, immediately after the Closing, the corresponding share class of Intermediate Bond Portfolio having an aggregate value equal to the aggregate value of the shares of Aggregate Bond Portfolio held by that shareholder as of the close of business on the Closing Date.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Aggregate Bond Portfolio and that each Portfolio receives an opinion from the law firm of Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds.

Expenses of the Reorganization

The expenses of the Reorganization will be shared equally between Aggregate Bond Portfolio and DSL (or an affiliate). The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be $377,000 and do not include the transition costs described in “Portfolio Transitioning” below.

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Portfolio Transitioning

As discussed above, in anticipation of the Reorganization the Board approved changes to the investment strategies of Aggregate Bond Portfolio to align them with those of Intermediate Bond Portfolio. Since the Portfolios now have substantially identical investment strategies, Voya IM does not anticipate that it will need to sell a significant portion of Aggregate Bond Portfolio’s holdings if the Reorganization is approved by shareholders. If any of Aggregate Bond Portfolio’s holdings are sold prior to the Closing Date, the proceeds of such sales are expected to be invested in securities that Voya IM wishes for Intermediate Bond Portfolio to hold and in temporary investments, which will be delivered to Intermediate Bond Portfolio at the Closing Date.

Costs of portfolio transitions are measured using implementation shortfall, which measures the change between the market value of a portfolio at the close of the market the day before any trading related to the portfolio transition occurs and the actual price at which the trades are executed during the portfolio transition. Implementation shortfall includes both explicit and implicit transition costs. The explicit costs include brokerage commissions, fees, and taxes. No explicit transition costs are expected to be incurred in connection with the Reorganization; however, the the extent that such explicit cost are incurred they will be paid by DSL or its affiliates. All the other costs of transitioning the Portfolios are considered implicit costs. These include spread costs, market impact costs, and opportunity costs. Quantifying implicit costs is difficult and involves some degree of subjective determinations. These implicit costs will be borne by the Portfolios.

During the transition period, Aggregate Bond Portfolio might not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. After the Closing, Voya IM, as the sub-adviser to Intermediate Bond Portfolio, may also sell portfolio holdings that it acquired from Aggregate Bond Portfolio, and Intermediate Bond Portfolio may not be immediately fully invested in accordance with its stated investment strategies. In addition, each Portfolio may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions. Such sales and purchases by the Portfolio during the transition period may be made at a disadvantageous time and could result in potential losses to the Portfolios.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither Aggregate Bond Portfolio nor the Separate Accounts and Qualified Plans as its shareholders, nor Intermediate Bond Portfolio nor the Separate Accounts and Qualified Plans as its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the closing of the Reorganization, the Portfolios will receive an opinion from Ropes and Gray LLP to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications, the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

Prior to the Closing Date, Aggregate Bond Portfolio will pay to the Separate Accounts of Participating Insurance Companies and Qualified Plans that own its shares, a distribution consisting of any undistributed investment company taxable income, any net tax-exempt income, and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date, including portfolio transitions in connection with the Reorganization. Variable Contract Holders and Plan Participants are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

Future Allocation of Premiums

Shares of Aggregate Bond Portfolio have been purchased at the direction of Variable Contract Holders by Participating Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to Aggregate Bond Portfolio will be allocated to Intermediate Bond Portfolio.

What is the Board’s recommendation?

Based upon its review, the Board, including a majority of the Trustees/Directors who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees/Directors”), determined that the Reorganization would be in the best interests of the Portfolios and their shareholders. In addition, the Board determined that the interests of the shareholders of the Portfolios would not be diluted as a result of the Reorganization.

Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees/Directors approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that Aggregate Bond Portfolio’s shareholders vote “FOR” the Reorganization Agreement.

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What factors did the Board consider?

The Board considered the Reorganization as part of its overall consideration of what would be in the best interest of Aggregate Bond Portfolio and its shareholders. The Board determined that Aggregate Bond Portfolio would benefit from being combined into Intermediate Bond Portfolio under the day-to-day management of Voya IM.

The Board, in approving, the Reorganization, considered a number of factors, including, but not limited to, the following: an analysis of Voya IM as a sub-adviser that would replace PIMCO as sub-adviser to Aggregate Bond Portfolio; that the appointment of Voya IM is in the best interests of Aggregate Bond Portfolio and its shareholders and does not involve a conflict of interest from which DSL or Voya IM derives an inappropriate advantage; a presentation from DSL discussing DSL’s rationale for recommending that Voya IM be appointed as sub-adviser to the Aggregate Bond Portfolio, including DSL’s view of the underperformance and changes in key personnel at PIMCO; the superior performance of Intermediate Bond Portfolio, as compared to the performance of Aggregate Bond Portfolio in the year-to-date, one-year, three-year and five-year time periods; the performance of Aggregate Bond Portfolio as compared to its Morningstar, Inc. (“Morningstar”) peer group and the superior performance of Intermediate Bond Portfolio as compared to its Morningstar peer group; the lower gross and net expense ratios that current shareholders of both Portfolios are expected to experience as a result of the Reorganization; the similarities in fee structures of each of the Portfolios; the benefits shareholders of Aggregate Bond Portfolio would receive due to the existing advisory fee breakpoints for Intermediate Bond Portfolio; the consideration of representations from the Portfolios’ Chief Investment Risk Officer regarding the recent personnel changes at PIMCO and the consistent performance record of Intermediate Bond Portfolio; the similarities in the investment objectives of each Portfolio; the similarities in the investment strategies of each Portfolio; DSL’s representations that costs of proxy solicitation relating to the Reorganization will be shared equally between Aggregate Bond Portfolio and DSL (or an affiliate); the net revenue benefits for Voya Investments and its affiliates that would result from the Reorganization; the expected tax consequences of the Reorganization to Aggregate Bond Portfolio and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and the Board’s determination that the Reorganization will not dilute the interests of the shareholders of Aggregate Bond Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization?

If shareholders of Aggregate Bond Portfolio do not approve the Reorganization, Aggregate Bond Portfolio will continue to be managed by DSL as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

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General Information about the Proxy Statement/Prospectus

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Aggregate Bond Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement/Prospectus, and the Proxy Ballot or Voting Instruction Card on or about June 10, 2015. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Portfolio a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot or Voting Instruction Card but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.

Quorum and Tabulation

Each shareholder of Aggregate Bond Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders entitled to cast a majority in number of votes shall constitute a quorum.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of Voya Partners, Inc. and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the non-vote will be disregarded in determining the existence of a quorum. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on a proposal and will have the effect of a vote against the Reorganization.

Additional Voting Information

The Separate Accounts and Qualified Plans are the record owners of the shares of the Portfolios. The Qualified Plans and Separate Accounts will vote Aggregate Bond Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Aggregate Bond Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as the Aggregate Bond Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of Aggregate Bond Portfolio’s shares are

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held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

How many shares are outstanding?

As of the Record Date, the following shares of beneficial interest of Aggregate Bond Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class ADV	13,203,298.1560
Class I	14,062,321.3150
Class S	22,986,730.2540
Class S2	94,130.5800
Total	50,346,480.3050

Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Trustee/Director owns 1% or more of the outstanding shares of any class of the Portfolio, and the officers and Trustees/Directors own, as a group, less than 1% of the shares of any class of the Portfolio.

Appendix D hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of Aggregate Bond Portfolio or Intermediate Bond Portfolio.

Can shareholders submit proposals for a future shareholder meeting?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required by law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement/Prospectus?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If you need an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services at (800)992-0180. If in the future, you do not wish to combine or wish to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Huey P. Falgout, Jr.
Secretary

June 10, 2015

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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Appendix A: Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 20th day of November, 2014, by and between Voya Intermediate Bond Portfolio, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 (the “Trust”), on behalf of its series, Voya Intermediate Bond Portfolio (the “Acquiring Portfolio”), and Voya Partners, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 (the “Company”), on behalf of its series, VY® PIMCO Bond Portfolio (to be renamed Voya Aggregate Bond Portfolio on December 12, 2014) (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for ADV Class, Class I, Class S, and Class S2 voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Trustees of the Acquiring Portfolio has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraphs 1.2 and 1.3 herein, by the Acquiring Portfolio are in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of the Acquired Portfolio has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1. Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio’s shareholders of record with respect to its ADV Class, Class I, Class S, and Class S2 shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Portfolio Shares of the same class received by the Acquired Portfolio pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Acquired Portfolio will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares

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then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”). The aggregate net asset value of ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares to be so credited to shareholders of ADV Class, Class I, Class S, and Class S2 shares of the Acquired Portfolio shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Portfolio of that same class owned by such shareholders on the Closing Date. All issued and outstanding ADV Class, Class I, Class S, and Class S2 Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in ADV Class, Class I, Class S, and Class S2 shares of the Acquired Portfolio will represent a number of shares of the same class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Portfolio shall not issue certificates representing the ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares in connection with such exchange.

1.5. Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.    VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.2. The net asset value of ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Trustees.

2.3. The number of the ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined with respect to each such class, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Portfolio Shares of the same class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accounting firm.

3.    CLOSING AND CLOSING DATE

3.1. The Closing Date shall be August 14, 2015, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2. The Acquired Portfolio shall direct the Bank of New York Mellon, as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Portfolio shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding ADV Class, Class I, Class S, and Class S2 shares owned by each such shareholder immediately prior to the Closing. The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of

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the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Portfolio or the Board of Trustees of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of Voya Partners, Inc., Voya Partners, Inc., on behalf of the Acquired Portfolio, represents and warrants to Voya Intermediate Bond Portfolio as follows:

(a) The Acquired Portfolio is duly organized as a series of Voya Partners, Inc., which is a corporation, validly existing and in good standing under the laws of the State of Maryland, with power under Voya Partners, Inc.’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) Voya Partners, Inc. is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Voya Partners, Inc.’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Voya Partners, Inc., on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Voya Partners, Inc., on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Voya Partners, Inc., on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2013, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no

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known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since December 31, 2013, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Voya Partners, Inc., on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by Voya Partners, Inc., on behalf of the Acquired Portfolio, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of Voya Intermediate Bond Portfolio, Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, represents and warrants to Voya Partners, Inc. as follows:

(a) The Acquiring Portfolio is duly organized as a series of Voya Intermediate Bond Portfolio, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under Voya Intermediate Bond Portfolio’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

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(b) Voya Intermediate Bond Portfolio is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Voya Intermediate Bond Portfolio’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by Voya Partners, Inc., on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2013, have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since December 31, 2013, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder (including Treasury Regulations Section 1.817-5);

(l) All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in

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compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquiring Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquiring Portfolio, as provided in paragraph 3.3. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials with respect to the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Acquiring Portfolio Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Acquiring Portfolio will, within a commercially reasonable amount of time, inform the Acquired Portfolio.

5.         COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.      The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Portfolio covenants that the ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares received at the Closing.

5.8. The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

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5.9. Voya Partners, Inc., on behalf of the Acquired Portfolio, covenants that Voya Partners, Inc. will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) Voya Partners, Inc.’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) Voya Intermediate Bond Portfolio’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of Voya Partners, Inc., on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at Voya Partners, Inc.’s election, to the performance by Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio shall have delivered to the Voya Partners, Inc. a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Voya Partners, Inc. and dated as of the Closing Date, to the effect that the representations and warranties of Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Voya Partners, Inc. shall reasonably request;

6.3. Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.        CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at Voya Intermediate Bond Portfolio’s election, to the performance by Voya Partners, Inc., on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of Voya Partners, Inc., on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. Voya Partners, Inc., on behalf of the Acquired Portfolio, shall have delivered to Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of Voya Partners, Inc.;

7.3. Voya Partners, Inc., on behalf of the Acquired Portfolio shall have delivered to Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Voya Intermediate Bond Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of Voya Partners, Inc., on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Voya Intermediate Bond Portfolio shall reasonably request;

7.4. Voya Partners, Inc., on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Voya Partners, Inc., on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5. The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

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7.6. The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Voya Partners, Inc., on behalf of the Acquired Portfolio, or Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of Voya Partners, Inc.’s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Voya Intermediate Bond Portfolio. Notwithstanding anything herein to the contrary, neither Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, nor Voya Partners, Inc., on behalf of the Acquired Portfolio, may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, or Voya Partners, Inc., on behalf of the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of Tax Counsel addressed to Voya Intermediate Bond Portfolio and Voya Partners, Inc. substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Tax Counsel of representations it shall request of Voya Intermediate Bond Portfolio and Voya Partners, Inc. Notwithstanding anything herein to the contrary, Voya Intermediate Bond Portfolio and Voya Partners, Inc. may not waive the condition set forth in this paragraph 8.5.

9.    BROKERAGE FEES AND EXPENSES

9.1. Voya Partners, Inc., on behalf of the Acquired Portfolio, and Voya Intermediate Bond Portfolio, on behalf of the Acquiring Portfolio, each represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The expenses relating to the proposed Reorganization will be borne 50% by the investment adviser to the Acquired Portfolio (or an affiliate of the investment adviser) and 50% by the Acquired Portfolio. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before November 30, 2015, unless such date is

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extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Voya Intermediate Bond Portfolio and Voya Partners, Inc.; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by Voya Partners, Inc. pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the ADV Class, Class I, Class S, and Class S2 Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

Voya Intermediate Bond Portfolio

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Attn: Elizabeth Reza

Voya Partners, Inc.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Attn: Elizabeth Reza

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, Directors, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the corporate property of the Acquiring Portfolio, as the case may be, as provided in the Articles of Incorporation of Voya Partners, Inc. or the Declaration of Trust of Voya Intermediate Bond Portfolio, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

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Appendix B: Additional Information Regarding Voya Intermediate Bond Portfolio

Portfolio Holdings Information

A description of Intermediate Bond Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio’s Statement of Additional Information dated May 1, 2015 . Portfolio holdings information can be reviewed online at www.voyainvestments.com.

How Shares Are Priced

The net asset value (“NAV”) per share for each class of Intermediate Bond Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. Intermediate Bond Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of Intermediate Bond Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent Intermediate Bond Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the normal trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the mean of the closing bid and ask price on that day. Bank loans are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, Intermediate Bond Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Board. Such procedures provide, for example, that:

•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-sized trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•	Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and Intermediate Bond Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which Intermediate Bond Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations may become unreliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine Intermediate Bond Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in Intermediate Bond Portfolio.

When your Variable Contract or Qualified Plan is buying shares of Intermediate Bond Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract Holder or Plan Participant is received in proper form. When the Variable Contract Holder or Plan Participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract Holder or Plan Participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.

How to Buy and Sell Shares

Intermediate Bond Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Intermediate Bond Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to Intermediate

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Bond Portfolio and any fees that may apply. Participating Insurance Companies and certain other designated organizations are authorized to receive purchase orders on Intermediate Bond Portfolio's behalf.

Intermediate Bond Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts Holders, Plan Participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract Holders, Plan Participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in Intermediate Bond Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. Intermediate Bond Portfolio may discontinue sales to a Qualified Plan and require Plan Participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.

In addition, Intermediate Bond Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases Intermediate Bond Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, Intermediate Bond Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, Intermediate Bond Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and the sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on Intermediate Bond Portfolio as a result of these transactions. So long as Intermediate Bond Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Intermediate Bond Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. Intermediate Bond Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Distribution and Shareholder Service Plans

Intermediate Bond Portfolio has a distribution plan and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV and Class S2 shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class ADV and Class S2 shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV and Class S2 shares and their shareholders, including Variable Contract Holders or Plan Participants with interests in Intermediate Bond Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of Intermediate Portfolio’s average daily net assets attributable to each of its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of the Portfolio through May 1, 2017.

Intermediate Bond Portfolio has a distribution plan (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class S shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class S shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract Holders or Plan Participants with interests in the Portfolio. Under the Distribution Plan, Intermediate Bond Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets.

Frequent Trading - Market Timing

Intermediate Bond Portfolio is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of Intermediate Bond Portfolio. Shares of Intermediate Bond Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Adviser or its affiliates have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

Intermediate Bond Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its

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policies regarding frequent, short-term trading. With trading information received as a result of these agreements, Intermediate Bond Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in Intermediate Bond Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. Intermediate Bond Portfolio reserves the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. Intermediate Bond Portfolio seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

Intermediate Bond Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of Intermediate Bond Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.

Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time Intermediate Bond Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by Intermediate Bond Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. Intermediate Bond Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that Intermediate Bond Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to Intermediate Bond Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in Intermediate Bond Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of Intermediate Bond Portfolio's shareholders.

Payments to Financial Intermediaries

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Adviser, Distributor, or their affiliated entities, out of their own resources and without additional cost to Intermediate Bond Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, or affiliated entities of Intermediate Bond Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.

For non-affiliated insurance companies and Qualified Plans, payments from Intermediate Bond Portfolio’s Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in Intermediate Bond Portfolio by those companies. The Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from Intermediate Bond Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.

As of the date of this Proxy Statement/Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract Holders through the relevant insurance company's Variable Contracts.

The insurance companies issuing Variable Contracts or Qualified Plans that use Intermediate Bond Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to

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Variable Contract Holders. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. Intermediate Bond Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract Holders should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.

Dividends, Distributions, and Taxes

Dividends and Distributions

Intermediate Bond Portfolio generally distributes most or all of their net earnings in the form of dividends and capital gain distributions. The Portfolio declares dividends semi-annually and pay dividends, if any, semi-annually. Intermediate Bond Portfolio distributes capital gains, if any, semi-annually.

To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.

Tax Matters

Variable Contract Holders should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.

Intermediate Bond Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, Intermediate Bond Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.

Intermediate Bond Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from Intermediate Bond Portfolio to the insurance company's separate accounts.

Since the sole shareholders of Intermediate Bond Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.

See the Statement of Additional Information dated May 1, 2015 for further information about tax matters.

THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.

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FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of Intermediate Bond Portfolio for the past five years or, if shorter, the period of the operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2014 are incorporated herein by reference.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total Distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
12-31-13	12.88	0.39	(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99	0.99	3.05	37,058	389
12-31-12	12.34	0.42•	0.67	1.09	0.55	—	—	0.55	—	12.88	8.85	1.00	1.00	1.00	3.25	34,473	425
12-31-11	12.04	0.47•	0.38	0.85	0.55	—	—	0.55	—	12.34	7.04	1.00	1.00	1.00	3.76	16,953	456
12-31-10	11.62	0.57•	0.48	1.05	0.63	—	—	0.63	—	12.04	9.01	1.00	1.00†	1.00†	4.56†	4,315	438

Class I
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
12-31-13	12.96	0.45•	(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49	0.49	3.57	846,916	389
12-31-12	12.40	0.49•	0.67	1.16	0.60	—	—	0.60	—	12.96	9.39	0.50	0.50	0.50	3.78	1,001,255	425
12-31-11	12.07	0.54•	0.37	0.91	0.58	—	—	0.58	—	12.40	7.54	0.50	0.50	0.50	4.31	1,205,691	456
12-31-10	11.57	0.61•	0.53	1.14	0.64	—	—	0.64	—	12.07	9.84	0.50	0.50†	0.50†	4.93†	1,217,280	438

Class S
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
12-31-13	12.89	0.44	(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74	0.74	3.31	1,140,317	389
12-31-12	12.34	0.45•	0.67	1.12	0.57	—	—	0.57	—	12.89	9.08	0.75	0.75	0.75	3.52	1,221,680	425
12-31-11	12.01	0.51•	0.37	0.88	0.55	—	—	0.55	—	12.34	7.30	0.75	0.75	0.75	4.09	1,247,149	456
12-31-10	11.52	0.57•	0.52	1.09	0.60	—	—	0.60	—	12.01	9.51	0.75	0.75†	0.75†	4.67†	1,292,731	438

Class S2
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
12-31-13	12.92	0.44•	(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89	0.89	3.45	1,505	389
12-31-12	12.37	0.41	0.69	1.10	0.55	—	—	0.55	—	12.92	8.93	1.00	0.90	0.90	3.37	1,277	425
12-31-11	12.08	0.52•	0.34	0.86	0.57	—	—	0.57	—	12.37	7.14	1.00	0.90	0.90	4.20	1,001	456
12-31-10	11.59	0.55•	0.53	1.08	0.59	—	—	0.59	—	12.08	9.29	1.00	0.90†	0.90†	4.50†	3	438

1.	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

2.	Annualized for periods less than one year.

3.	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

4.	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other exepnse offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

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Appendix C: Principal Investment Strategies and Principal Risks of Aggregate Bond Portfolio Prior to December 12, 2014

Prior to December 12, 2014, Aggregate Bond Portfolio pursued its investment objective through different principal investment strategies which are described in more detail below.

Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the duration of the Barclays U.S. Aggregate Bond Index as calculated by the sub-adviser (“Sub-Adviser”).

The debt instruments in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, corporate debt instruments of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; bank capital and trust preferred securities; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed-time deposits and bankers’ acceptances; repurchase agreements on debt instruments and reverse repurchase agreements on debt instruments; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The Portfolio may invest in derivatives based on debt instruments, such as options, futures contracts, or swap agreements to generate income, to manage credit exposure, and as a substitute for physical securities.

The Portfolio invests primarily in investment-grade debt instruments, but may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated below investment-grade but rated B or higher at the time of investment by Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services, or by Fitch Ratings or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Portfolio may invest in mortgage-related securities rated below B). The Portfolio may engage in short sales and may invest up to 10% of its total assets in equity-related securities. Equity-related securities share characteristics of both debt and equity, such as convertibles and preferred stock. The Portfolio may invest up to 30% of its total assets in non-U.S. dollar-denominated securities, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign exposure may be obtained through both developed countries and countries with emerging securities markets. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to countries with emerging securities markets. The Portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of its total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The total return sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.

Principal Risks

Bank Instruments The Portfolio may invest in certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.

Call During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.

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Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Credit Default Swaps The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.

Currency To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

High-Yield Securities Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation-Indexed Bonds If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Interest in Loans The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Proxy Statement/Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio’s exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

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Leverage Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio’s expenses and increase the impact of the Portfolio’s other risks.

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mortgage- and/or Asset-Backed Securities Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.

Prepayment and Extension Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Short Sales Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. When the Portfolio sells a security short and the price of that security rises, it creates a loss for the Portfolio. Short sales create leverage and could increase the volatility of the Portfolio’s share price.

Sovereign Debt These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

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Appendix D: Security Ownership of Certain Beneficial and Record Owners

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of May 8, 2015:

Voya Aggregate Bond Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	96.5% Class A; 13.1% Class I; 6.9% Class S; Beneficial	32.1%	7.7%

Reliastar Life Insurance Co FBO SVUL 1 Attn Jill Barth Conveyor TN41 One Orange Way B3N Windsor, CT 06095	10.24% Class I; Beneficial	2.9%	0.4%

Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	73.0% Class I; 98.1% Class S2; 91.2% Class S; Beneficial	62.2%	24.4%

Voya Intermediate Bond Portfolio

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*
Voya Retirement Insurance and Annuity Company Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	83.3% Class I; 81.7% Class S2; Beneficial	19.1%	24.4%

Security Life Insurance of Denver A VUL RTE 5106 PO BOX 20 Minneapolis, MN 554400-0020	7.5% Class I; Beneficial	1.7%	1.5%

Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	98.9% Class A; 18.3% Class S2; Beneficial	4.3%	7.7%

Voya Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	96.5% Class S; Beneficial	70.3%	61.6%

*	On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on May 8, 2015.

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7337 EAST DOUBLETREE RANCH ROAD SUITE 100 SCOTTSDALE, ARIZONA 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 6, 2015.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

VOYA AGGREGATE BOND PORTFOLIO

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL: For Against Abstain

1. To approve an Agreement and Plan of Reorganization by and between Voya Aggregate Bond Portfolio ("Aggregate Bond Portfolio") and Voya Intermediate Bond Portfolio ("Intermediate Portfolio"), providing for the reorganization of Aggregate Bond Portfolio with and into Intermediate Bond Portfolio (the "Reorganization"); and

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on August 6, 2015.

The Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the reverse-referenced Portfolio (the "Portfolio"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on August 6, 2015, at 1:00 PM, local time, and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART B

Voya Intermediate Bond Portfolio

Statement of Additional Information

June 10, 2015

Acquisition of the Assets and Liabilities of: Voya Aggregate Bond Portfolio (A Series of Voya Partners, Inc.) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: Voya Intermediate Bond Portfolio (A Series of Voya Intermediate Bond Portfolio) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of Voya Intermediate Bond Portfolio (“SAI”) is available to the shareholders of Voya Aggregate Bond Portfolio (“Aggregate Bond Portfolio”), a series of Voya Partners, Inc., in connection with a proposed transaction whereby all of the assets and liabilities of Aggregate Bond Portfolio will be transferred to Voya Intermediate Bond Portfolio (“Intermediate Bond Portfolio,” together with Aggregate Bond Portfolio, the “Portfolios, ” each a “Portfolio”) in exchange for shares of Intermediate Bond Portfolio.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for Intermediate Bond Portfolio; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The SAI for Aggregate Bond Portfolio, dated May 1, 2015 , as filed on April 24, 2015 (File No: 811-08319) and the SAI for Intermediate Bond Portfolio dated May 1, 2015 , as filed on April 28, 2015 (File No: 811-02361).

2.	The Financial Statements of Aggregate Bond Portfolio included in the Annual Report dated December 31, 2014, as filed on March 6, 2015 (File No. 811-08319) and the Financial Statements of Intermediate Bond Portfolio included in the Annual Report dated December 31, 2014, as filed on March 6, 2015 (File No. 811-02361).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated June 10, 2015, relating to the Reorganization of Aggregate Bond Portfolio may be obtained, without charge, by writing to the Voya Investment Management at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Proxy Statement/Prospectus.

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Voya Intermediate Bond Portfolio

Set forth below is an excerpt from Intermediate Bond Portfolio’s annual report dated December 31, 2014.

*           *           *           *

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

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In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index

A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

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Portfolio Managers’ Report

Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 6.67% compared to the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same period.

Portfolio Specifics: Led by the United States, the global economy continued to move closer to recovery. The maximum global rate of asset purchases is behind us despite recent Bank of Japan (“BoJ”) decisions. The resulting liquidity will remain in the system for some time, but its impact has already been felt in the form of low rates and volatility. Despite accommodative central banks holding short-term rates low, rates on the long end of the yield curve have been depressed by demand. Continued yield hunger and central bank activity has driven G10 government rates to rich levels. The European Central Bank (“ECB”) and BoJ are locked into accommodative policy for the foreseeable future. However, the U.S. Federal Reserve Board (the “Fed”) continues to move in the opposite direction from other central banks. As Fed purchases ceased in October 2014 and communication began to moderate from uber-dovish to merely very dovish, they are becoming a net remover of accommodation. By the second half of the year, growth in the U.S. surprised to the upside. Fundamentals were much weaker for European and Japanese growth and global inflation pressures were very weak. Ten year U.S. Treasury rates fell 85 basis points (0.85%) in 2014 and the year ended with a sharp decline in oil prices and the related decline of inflation expectations. Collectively, this inspired a flight to quality bid for U.S. Treasury securities. The U.S. dollar’s rise and oil’s fall caused a meaningful correction in credit markets, a flattening of the yield curve and eventual contagion into equities. The post-Fed reversal of that weakness has also been meaningful in speed and magnitude. In particular, the U.S. central bank appears committed to beginning its patient normalization process in 2015 amidst a backdrop of continued improvement in labor markets and a perception that lower oil prices will provide consumers with a near-term dividend.

The Portfolio outperformed its benchmark due to favorable security selection and asset allocation. The Portfolio was overweight risk assets versus an underweight to Treasuries, as we preferred to take credit risk over interest rate risk. Our overweight to the securitized sectors, primarily non-agency mortgages benefited the Portfolio. Security selection results were also positive for securitized holdings, in particular commercial mortgage-backed securities and asset-backed securities. Demand for commercial real estate loans remained robust and lending standards eased further as the housing market continued to recover, albeit at a slower pace.

Duration positioning was kept slightly short relative to the benchmark, as we expected higher U.S. interest rates as the first Fed rate hike drew closer. This positioning detracted from performance. Our view was that rates would not spike up but gradually grind higher. The move would be restrained by the central bank’s reluctance to act prematurely, U.S. dollar strength and a domestic yield that handily eclipsed that of global alternatives like German bunds and Japanese government bonds. We remain negative on interest rate risk, as we believe valuations are already rich and the maximum rate of global asset purchases is now behind us.

Throughout the year, U.S. Treasury futures and swaps were used to manage duration. These holdings, along with cash bonds, led our duration and curve management to being a net modest negative over the reporting period. Currency forwards and cash bonds were used for currency management. Credit default swaps, when combined with cash bonds, contributed to returns during the year.

Current Strategy and Outlook: Going into the New Year, our base case is that the U.S. will maintain a modest pace of growth, while global central banks continue to aggressively fight to improve their own near-term outlooks. We believe the U.S. economy continues to be the bright spot globally with unemployment numbers improving and third quarter gross domestic product surpassing expectations. As oil prices begin to find their footing, we expect better behavior by U.S. spread sectors in 2015. Therefore, we believe the recent sell-off of investment grade corporate bonds represents an attractive buying opportunity. The contrast in monetary policy between the U.S. and the other major economies is likely to become increasingly stark in 2015. In our view, the ECB appears likely to soon announce a new quantitative easing program that includes euro-denominated corporate or sovereign bonds. We continue to keep risk assets in the portfolio as we believe a steadier economic growth with an accommodative Fed will support spread assets.

4

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)
Corporate Bonds/Notes	28.3%
U.S. Government Agency Obligations	25.7%
Mutual Funds	12.6%
Collateralized Mortgage Obligations	12.4%
U.S. Treasury Obligations	12.0%
Asset-Based Securities	10.3%
Foreign Government Bonds	0.9%
Preferred Stock	0.0%
Purchased Options	0.0%
Liabilities in excess of Other Assets*	(2.2)%
Net Assets	100.0%
*Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)
U.S. Treasury Bond, 3.125%, 08/15/44	3.0%
Voya Emerging Hard Currency Debt Fund – Class P	2.8%
U.S. Treasury Note, 1.875%, 11/30/21	2.6%
Voya Investment Grade Credit Fund – Class P	2.4%
Voya Securitized Credit Fund – Class P	2.2%
Voya High Yield Bond Fund – Class P	2.1%
U.S. Treasury Note, 1.500%, 11/30/19	2.0%
Fannie Mae 3.000%, 11/25/42	1.6%
U.S. Treasury Note, 2.250%, 11/15/24	1.6%
Voya Emerging Markets Corporate Debt Fund – Class P	1.4%
*Excludes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Aggregate Bond Portfolio will be transferred to Intermediate Bond Portfolio, in exchange for shares of Intermediate Bond Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of December 31, 2014. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (Unaudited)
	Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments		Intermediate Bond Portfolio Pro Forma Combined
ASSETS:
Investments in securities at fair value +*	$ 739,095,595	$4,155,741,853	$-		$4,894,837,448
Investments in affiliates at fair value**	-	583,154,016	-		583,154,016
Short-term investments at fair value***	89,576,813	214,470,585	-		304,047,398
Total Investments at fair value	$828,672,408	$4,953,366,454	$-		$5,782,038,862
Short-term investments at amortized cost	4,398,266	1,999,200	-		6,397,466
Cash	4,787,383	2,859,731	136,301	(A)	7,783,415
Cash collateral for futures	350,889	2,954,741	(350,889)	(A)	2,954,741
Cash pledged for centrally cleared swaps	-	3,642,000	-		3,642,000
Cash pledged as collateral for delayed-delivery or when-issued securities	-	1,561,361	-		1,561,361
Receivables:
Investment securities sold	9,767,901	3,890,650	-		13,658,551
Investment securities sold on a delayed-delivery or when-issued basis	109,115,625	788,249,135	-		897,364,760
Fund shares sold	203,214	534,322	-		737,536
Dividends	2,443	976,814	-		979,257
Interest	4,397,936	26,490,628	-		30,888,564
Foreign tax reclaims	336	-	-		336
Unrealized appreciation on forward foreign currency contracts	4,236,323	677,928	(4,236,323)	(A)	677,928
Upfront payments paid on OTC swap agreements	-	8,278,577	-		8,278,577
Unrealized appreciation on OTC swap agreements	-	2,438,471	-		2,438,471
Variation margin receivable on centrally cleared swaps	-	84,548	-		84,548
Prepaid expenses	7,356	37,250	-		44,606
Reimbursement due from manager	20,000	-	188,500	(B)	208,500
Other assets	16,703	331,234	-		347,937
Total assets	965,976,783	5,798,373,044	(4,262,411)		6,760,087,416

LIABILITIES:
Payable for investment securities purchased	10,761,256	37,338,827	-		48,100,083
Payable for investment securities purchased on a delayed-delivery or when-issued basis	169,244,140	972,886,020	-		1,142,130,160

6

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (Unaudited)
	Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments		Intermediate Bond Portfolio Pro Forma Combined
Payable for fund shares redeemed	217,748	1,293,293	-		1,511,041
Payable upon receipt for securities loaned	6,902,927	135,279,785	-		142,182,712
Unrealized depreciation on forward foreign currency contracts	2,570,911	956,050	(2,570,911)	(A)	956,050
Cash received as collateral for OTC derivatives	1,880,000	10,658,000	(1,880,000)	(A)	10,658,000
Cash received as collateral for delayed-delivery or when-issued securities	-	3,145,000	-		3,145,000
Payable for investment management fees	314,256	1,564,212	-		1,878,468
Payable to administrative fees	70,395	216,558	-		286,953
Payable for distribution and shareholder service fees	143,754	822,932	-		966,686
Payable for directors fees	-	20,792	5,006	(A)	25,798
Payable to directors under the deferred compensation plan	-	331,234	16,703	(A)	347,937
Payable to trustees under the deferred compensation plan	16,703	–	(16,703)	(A)	-
Payable for trustee fees	5,006	-	(5,006)	(A)	-
Other accrued expenses and liabilities	189,552	299,570	377,000	(B)	866,122
Total liabilities	192,316,648	1,164,812,273	(4,073,911)		1,353,055,010
NET ASSETS	$773,660,135	$4,633,560,771	$(188,500)		$5,407,032,406

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$717,182,060	$4,721,837,908	$-		$5,439,019,968
Undistributed net investment income	18,031,866	5,199,732	(188,500)	(B)	23,043,098
Accumulated net realized gain (loss)	22,409,729	(157,076,425)	-		(134,666,696)
Net unrealized appreciation	16,036,480	63,599,556	-		79,636,036
NET ASSETS	$773,660,135	$4,633,560,771	$(188,500)		$5,407,032,406
______
+ Including securities loaned at value	$6,753,454	$132,350,460	$-		$ 139,103,914
* Cost of investments in securities	$724,833,704	$4,068,717,807	$-		$4,793,551,511
** Cost of investments in affiliates	$-	$605,934,451	$-		$ 605,934,451
*** Cost of short-term investments	$89,577,761	$214,470,585	$-		$ 304,048,346

Class ADV
Net Assets	$172,484,117	$191,894,934	$(42,025)	(B)	$ 364,337,026
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$ 1.000	$-		$1.000
Shares outstanding	14,814,072	14,985,439	(1,352,550)	(C)	28,446,961
Net asset value and redemption price per share	$11.64	$ 12.81	$-		$12.81

7

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014 (Unaudited)
	Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments		Intermediate Bond Portfolio Pro Forma Combined
Class I
Net Assets	$274,514,773	$958,411,858	$(66,885)	(B)	$1,232,859,746
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$ 1.000	$-		$1.000
Shares outstanding	22,946,228	74,283,296	(1,671,198)	(C)	95,558,326
Net asset value and redemption price per share	$11.96	$ 12.90	$-		$12.90

Class S
Net Assets	$324,390,437	$3,477,973,385	$(79,037)	(B)	$3,802,284,785
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$ 1.000	$-		$1.000
Shares outstanding	27,382,463	271,146,288	(2,104,879)	(C)	296,423,872
Net asset value and redemption price per share	$11.85	$ 12.83	$-		$12.83

Class S2
Net Assets	$ 2,270,808	$5,280,594	$ (553)	(B)	$7,550,849
Shares authorized	100,000,000	unlimited			unlimited
Par value	$0.001	$ 1.000	$-		$1.000
Shares outstanding	196,278	412,720	(18,776)	(C)	590,222
Net asset value and redemption price per share	$11.57	$ 12.79	$-		$12.79

(A)	Reflects adjustments related to portfolio consolidation.
(B)	Reflects adjustment for estimated one time merger expenses (See Note 4 in the Notes to Unaudited Pro Forma Financial Statements).
(C)	Reflects new shares issued, net of retired shares of Voya Aggregate Bond Portfolio. (Calculation: Net Assets ÷ NAV per share).

See Accompanying Notes to the Unaudited Pro Forma Financial Statements

8

STATEMENTS OF OPERATIONS for the year ended December 31, 2014 (Unaudited)

	Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments		Intermediate Bond Portfolio Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$257,443	$-	$ -		$257,443
Interest, net of foreign taxes withheld*	18,335,689	142,238,620	-		160,574,309
Dividends from affiliated funds	–	20,890,635	-		20,890,635
Securities lending income, net	17,987	468,891	-		486,878
Total investment income	18,611,119	163,598,146	-		182,209,265

EXPENSES:
Investment management fees	4,405,187	16,515,032	(513,805)	(A)	20,406,414
Distribution and shareholder service fees:
Class ADV	895,245	787,676	-		1,682,921
Class S	914,723	7,685,065	-		8,599,788
Class S2	13,105	14,612	-		27,717
Transfer agent fees	1,648	9,139	552	(A)	11,339
Administrative service fees	1,001,169	2,287,047	1,871,367	(A)	5,159,583
Shareholder reporting expense	62,615	221,735	(9,230)	(A)	275,120
Professional fees	93,968	159,832	(55,487)	(A)	198,313
Custody and accounting expense	201,900	308,888	(179,027)	(A)	331,761
Trustee fees	30,035	-	(30,035)	(A)	-
Information statement costs	20,000	-	(20,000)	(A)	-
Directors fees	-	124,752	30,035	(A)	154,787
Miscellaneous expense	33,822	48,182	(22,222)	(A)	59,782
Interest expense	1,003	605	(857)	(A)	751
Merger expenses	-	-	377,000	(B)	377,000
Total expenses	7,674,420	28,162,565	1,448,291		37,285,276
Net waived and reimbursed fees	(54,104)	(2,922)	(2,512,830)		(2,569,856)
Net expenses	7,620,316	28,159,643	(1,064,539)		34,715,420
Net investment income	10,990,803	135,438,503	1,064,539		147,493,845

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,781,099)	106,748,513	(8,438)	(C)	99,958,976
Capital gain distributions from affiliated underlying funds	-	245,056	-		245,056
Foreign currency related transactions	16,587,092	4,736,121	-		21,323,213
Futures	13,147,604	(20,141,174)	-		(6,993,570)
Swaps	(602,426)	(4,368,580)	-		(4,971,006)
Written options	4,009,518	-	-		4,009,518
Net realized gain	26,360,689	87,219,936	(8,438)		113,572,187
Net change in unrealized appreciation (depreciation) on:
Investments	14,426,300	24,405,526	-		38,831,826
Affiliated underlying funds	-	(5,657,121)	-		(5,657,121)
Foreign currency related transactions	3,457,267	(191,046)	-		3,266,221
Futures	2,105,778	3,491,021	-		5,596,799
Swaps	(6,732,487)	(2,354,876)	-		(9,087,363)
Written options	(293,032)	-	-		(293,032)
Sales commitments	(8,438)	-	8,438	(C)	-
Net change in unrealized appreciation (depreciation)	12,955,388	19,693,504	8,438		32,657,330
Net realized and unrealized gain	39,316,077	106,913,440	-		146,229,517
Increase in net assets resulting from operations	$50,306,880	$242,351,943	$1,064,539		$293,723,362

9

STATEMENTS OF OPERATIONS for the year ended December 31, 2014 (Unaudited)

	Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
*Foreign taxes withheld	$345	$–	$-	$345
(A)	Reflects adjustment in expenses due to effects of new contractual rates.
(B)	Reflects adjustment for estimated one time merger expenses (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).
(C)	Reflects adjustments related to portfolio consolidation.

See Accompanying Notes to the Unaudited Pro Forma Financial Statements

10

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
Principal Amount†	Principal Amount†	Principal Amount†					Value	Value	Value	Value
		CORPORATE BONDS/NOTES:			28.2%
				Basic Materials:		1.9%
1,023,000	2,309,000	3,332,000		Agrium, Inc., 5.250%, 01/15/45			$1,109,280	$2,503,741	$-	$3,613,021
-	1,220,000	1,220,000		Albemarle Corp., 3.000%, 12/01/19			-	1,221,567	-	1,221,567
-	2,587,000	2,587,000	#	Anglo American Capital PLC, 2.625%, 09/27/17			-	2,612,870	-	2,612,870
-	4,000,000	4,000,000	L	ArcelorMittal, 6.000%, 03/01/21			-	4,175,000	-	4,175,000
-	300,000	300,000		Ashland, Inc., 4.750%, 08/15/22			-	301,500	-	301,500
-	5,151,000	5,151,000		Barrick Gold Corp., 4.100%, 05/01/23			-	5,021,674	-	5,021,674
988,000	2,279,000	3,267,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43			1,124,416	2,593,668	-	3,718,084
283,000	-	283,000	#	Braskem Finance Ltd., 7.000%, 05/07/20			305,994	-	-	305,994
1,800,000	-	1,800,000	#,L	CSN Islands XI Corp., 6.875%, 09/21/19			1,678,500	-	-	1,678,500
-	4,000,000	4,000,000		Eagle Spinco, Inc., 4.625%, 02/15/21			-	3,805,000	-	3,805,000
-	4,870,000	4,870,000		Eastman Chemical Co., 2.700%, 01/15/20			-	4,903,277	-	4,903,277
718,000	4,060,000	4,778,000		Eastman Chemical Co., 3.800%, 03/15/25			732,417	4,141,525	-	4,873,942
-	4,000,000	4,000,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22			-	3,345,000	-	3,345,000
-	8,892,000	8,892,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18			-	8,800,946	-	8,800,946
-	6,000,000	6,000,000		Freeport-McMoRan, Inc., 4.000%, 11/14/21			-	5,953,644	-	5,953,644
-	5,370,000	5,370,000		Freeport-McMoRan, Inc., 4.550%, 11/14/24			-	5,224,634	-	5,224,634
-	4,500,000	4,500,000	#	Georgia-Pacific LLC, 2.539%, 11/15/19			-	4,503,555	-	4,503,555
1,089,000	4,490,000	5,579,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25			1,095,914	4,518,507	-	5,614,421
-	5,492,000	5,492,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23			-	5,627,202	-	5,627,202
-	2,368,000	2,368,000	#	Glencore Funding LLC, 4.125%, 05/30/23			-	2,314,651	-	2,314,651
-	5,715,000	5,715,000		Goldcorp, Inc., 3.700%, 03/15/23			-	5,581,406	-	5,581,406
-	4,000,000	4,000,000		Huntsman International LLC, 4.875%, 11/15/20			-	3,990,000	-	3,990,000
-	4,000,000	4,000,000	#,L	INEOS Group Holdings SA, 5.875%, 02/15/19			-	3,800,000	-	3,800,000
702,000	4,565,000	5,267,000		LYB International Finance BV, 4.000%, 07/15/23			719,398	4,678,134	-	5,397,532
-	2,302,000	2,302,000		Monsanto Co., 4.400%, 07/15/44			-	2,398,334	-	2,398,334
-	1,860,000	1,860,000	#	Samarco Mineracao SA, 5.750%, 10/24/23			-	1,780,950	-	1,780,950
-	3,517,000	3,517,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22			-	3,505,524	-	3,505,524
-	1,733,000	1,733,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21			-	1,830,937	-	1,830,937
							6,765,919	99,133,246	-	105,899,165

				Communications:		4.7%
-	6,189,000	6,189,000	#	Alibaba Group Holding Ltd., 3.125%, 11/28/21			-	6,123,997	-	6,123,997
-	6,026,000	6,026,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24			-	5,989,199	-	5,989,199
716,000	4,422,000	5,138,000		Amazon.com, Inc., 4.950%, 12/05/44			743,114	4,589,457	-	5,332,571
2,101,000	4,479,000	6,580,000	L	AT&T, Inc., 3.900%, 03/11/24			2,163,280	4,611,771	-	6,775,051
765,000	2,270,000	3,035,000		AT&T, Inc., 4.800%, 06/15/44			782,592	2,322,201	-	3,104,793
-	2,392,000	2,392,000		AT&T, Inc., 5.350%, 09/01/40			-	2,599,425	-	2,599,425
-	2,350,000	2,350,000		Cablevision Systems Corp., 8.625%, 09/15/17			-	2,620,250	-	2,620,250
1,437,000	4,488,000	5,925,000	L	CBS Corp., 3.700%, 08/15/24			1,435,941	4,484,692	-	5,920,633
-	4,000,000	4,000,000	#	CBS Outdoor Americas Capital LLC / CBS Outdoor Americas Capital Corp., 5.625%, 02/15/24			-	4,030,000	-	4,030,000
-	2,415,000	2,415,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17			-	2,438,324	-	2,438,324
-	540,000	540,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23			-	548,775	-	548,775
-	4,613,000	4,613,000		CenturyLink, Inc., 5.625%, 04/01/20			-	4,803,286	-	4,803,286
-	4,000,000	4,000,000	#	Cogeco Cable, Inc., 4.875%, 05/01/20			-	4,015,000	-	4,015,000

11

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
1,802,000	6,316,000	8,118,000	#	Cox Communications, Inc., 3.850%, 02/01/25	1,822,669	6,388,445	-	8,211,114
-	4,804,000	4,804,000	#	Cox Communications, Inc., 4.500%, 06/30/43	-	4,683,021	-	4,683,021
-	3,818,000	3,818,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	-	3,890,401	-	3,890,401
-	3,069,000	3,069,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	-	3,183,115	-	3,183,115
2,000,000	-	2,000,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.950%, 01/15/25	2,019,888	-	-	2,019,888
-	1,215,000	1,215,000		DISH DBS Corp., 4.250%, 04/01/18	-	1,243,856	-	1,243,856
-	4,000,000	4,000,000		DISH DBS Corp., 5.125%, 05/01/20	-	4,040,000	-	4,040,000
-	4,221,000	4,221,000		eBay, Inc., 2.875%, 08/01/21	-	4,184,467	-	4,184,467
1,457,000	-	1,457,000		eBay, Inc., 3.450%, 08/01/24	1,435,485	-	-	1,435,485
-	3,962,000	3,962,000		eBay, Inc., 4.000%, 07/15/42	-	3,541,465	-	3,541,465
-	3,343,000	3,343,000		Gannett Co., Inc., 5.125%, 10/15/19	-	3,434,932	-	3,434,932
-	2,440,000	2,440,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	-	2,583,350	-	2,583,350
-	1,652,000	1,652,000		Motorola Solutions, Inc., 3.500%, 03/01/23	-	1,629,004	-	1,629,004
-	1,541,000	1,541,000		Motorola Solutions, Inc., 3.750%, 05/15/22	-	1,565,867	-	1,565,867
1,443,000	4,392,000	5,835,000	L	Motorola Solutions, Inc., 4.000%, 09/01/24	1,454,579	4,427,241	-	5,881,820
-	975,000	975,000	#	Netflix, Inc., 5.750%, 03/01/24	-	1,018,875	-	1,018,875
1,090,000	3,535,000	4,625,000		21st Century Fox America, Inc., 3.000%, 09/15/22	1,084,494	3,517,145	-	4,601,639
-	2,350,000	2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	-	2,561,500	-	2,561,500
-	2,040,000	2,040,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	-	2,050,818	-	2,050,818
-	3,970,000	3,970,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	-	4,050,234	-	4,050,234
-	2,500,000	2,500,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	-	2,581,250	-	2,581,250
-	1,275,000	1,275,000		Sprint Corp., 7.125%, 06/15/24	-	1,192,125	-	1,192,125
-	1,275,000	1,275,000		Sprint Corp., 7.875%, 09/15/23	-	1,265,055	-	1,265,055
800,000	-	800,000		Sprint Nextel Corp., 9.125%, 03/01/17	881,960	-	-	881,960
-	1,425,000	1,425,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	-	1,466,656	-	1,466,656
-	2,907,000	2,907,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	-	2,991,158	-	2,991,158
1,209,000	7,864,000	9,073,000		Time Warner Cable, Inc., 5.875%, 11/15/40	1,446,726	9,410,298	-	10,857,024
1,044,000	6,773,000	7,817,000		Time Warner, Inc., 4.050%, 12/15/23	1,097,257	7,118,504	-	8,215,761
976,000	7,225,000	8,201,000		Time Warner, Inc., 5.350%, 12/15/43	1,112,833	8,237,931	-	9,350,764
-	1,186,000	1,186,000		Time Warner, Inc., 6.500%, 11/15/36	-	1,513,642	-	1,513,642
-	4,000,000	4,000,000		T-Mobile USA, Inc., 6.250%, 04/01/21	-	4,109,000	-	4,109,000
4,700,000	-	4,700,000		Verizon Communications, Inc., 1.991%, 09/14/18	4,893,565	-	-	4,893,565
352,000	-	352,000		Verizon Communications, Inc., 2.500%, 09/15/16	360,049	-	-	360,049
800,000	6,580,000	7,380,000		Verizon Communications, Inc., 3.000%, 11/01/21	790,194	6,499,349	-	7,289,543
3,800,000	7,400,000	11,200,000		Verizon Communications, Inc., 3.500%, 11/01/24	3,741,184	7,285,463	-	11,026,647
1,400,000	-	1,400,000		Verizon Communications, Inc., 3.650%, 09/14/18	1,480,185	-	-	1,480,185
1,853,000	6,504,000	8,357,000		Verizon Communications, Inc., 4.150%, 03/15/24	1,919,752	6,738,300	-	8,658,052
-	2,705,000	2,705,000	#	Verizon Communications, Inc., 4.862%, 08/21/46	-	2,785,447	-	2,785,447
-	2,318,000	2,318,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	-	2,408,606	-	2,408,606
-	5,179,000	5,179,000		Verizon Communications, Inc., 5.050%, 03/15/34	-	5,534,906	-	5,534,906
1,939,000	12,707,000	14,646,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,142,622	14,041,413	-	16,184,035
-	5,172,000	5,172,000		Verizon Communications, Inc., 6.550%, 09/15/43	-	6,635,805	-	6,635,805
2,166,000	2,309,000	4,475,000		Viacom, Inc., 3.875%, 04/01/24	2,178,431	2,322,251	-	4,500,682
-	6,063,000	6,063,000		Viacom, Inc., 4.250%, 09/01/23	-	6,262,576	-	6,262,576
-	5,103,000	5,103,000		Viacom, Inc., 4.375%, 03/15/43	-	4,717,193	-	4,717,193
719,000	4,719,000	5,438,000		WPP Finance 2010, 3.750%, 09/19/24	723,113	4,745,997	-	5,469,110
					35,709,913	217,033,038	-	252,742,951

12

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined				Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined

				Consumer, Cyclical:	1.3%
700,000	4,710,000	5,410,000		Bed Bath & Beyond, Inc., 5.165%, 08/01/44		731,841	4,924,244	-	5,656,085
82,890	-	82,890		CVS Pass-Through Trust, 6.943%, 01/10/30		100,678	-	-	100,678
-	2,105,000	2,105,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19		-	2,210,250	-	2,210,250
-	4,000,000	4,000,000		Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21		-	4,450,000	-	4,450,000
684,000	1,380,000	2,064,000		Ford Motor Co., 4.750%, 01/15/43		724,553	1,461,817	-	2,186,370
697,000	4,318,000	5,015,000		Johnson Controls, Inc., 4.625%, 07/02/44		720,157	4,461,461	-	5,181,618
676,000	2,384,000	3,060,000		Kohl's Corp., 4.750%, 12/15/23		724,783	2,556,039	-	3,280,822
-	4,000,000	4,000,000		Lennar Corp., 4.500%, 06/15/19		-	4,020,000	-	4,020,000
-	4,000,000	4,000,000		LKQ Corp., 4.750%, 05/15/23		-	3,860,000	-	3,860,000
-	5,417,000	5,417,000		MDC Holdings, Inc., 6.000%, 01/15/43		-	4,523,195	-	4,523,195
-	2,840,000	2,840,000		MGM Resorts International, 6.750%, 10/01/20		-	2,989,100	-	2,989,100
722,000	3,253,000	3,975,000		Ross Stores, Inc., 3.375%, 09/15/24		724,123	3,262,567	-	3,986,690
-	2,306,000	2,306,000		Toll Brothers Finance Corp., 6.750%, 11/01/19		-	2,594,250	-	2,594,250
717,000	3,950,000	4,667,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/24		732,736	4,036,691	-	4,769,427
1,440,000	7,180,000	8,620,000		Walgreens Boots Alliance, Inc., 4.800%, 11/18/44		1,524,397	7,600,813	-	9,125,210
-	5,758,000	5,758,000		Yum! Brands, Inc., 3.875%, 11/01/23		-	5,874,317	-	5,874,317
-	6,097,000	6,097,000		Yum! Brands, Inc., 5.350%, 11/01/43		-	6,692,659	-	6,692,659
						5,983,268	65,517,403	-	71,500,671

				Consumer, Non-cyclical:	5.3%
1,452,000	5,988,000	7,440,000		Actavis Funding SCS, 3.850%, 06/15/24		1,462,226	6,030,173	-	7,492,399
-	6,948,000	6,948,000		Actavis Funding SCS, 4.850%, 06/15/44		-	7,077,907	-	7,077,907
1,378,000	2,149,000	3,527,000		Altria Group, Inc., 4.000%, 01/31/24		1,439,409	2,244,768	-	3,684,177
158,000	4,283,000	4,441,000		Altria Group, Inc., 5.375%, 01/31/44		180,555	4,894,402	-	5,074,957
1,076,000	5,671,000	6,747,000		Amgen, Inc., 3.625%, 05/22/24		1,095,807	5,775,392	-	6,871,199
-	1,619,000	1,619,000		Amgen, Inc., 3.875%, 11/15/21		-	1,712,993	-	1,712,993
-	1,156,000	1,156,000		Amgen, Inc., 5.150%, 11/15/41		-	1,307,908	-	1,307,908
-	484,000	484,000	#	Amsurg Corp., 5.625%, 07/15/22		-	498,520	-	498,520
-	1,550,000	1,550,000		ARAMARK Corp., 5.750%, 03/15/20		-	1,608,125	-	1,608,125
-	2,494,000	2,494,000	#	Bayer US Finance LLC, 3.000%, 10/08/21		-	2,518,102	-	2,518,102
1,067,000	3,146,000	4,213,000		Becton Dickinson and Co., 3.734%, 12/15/24		1,100,339	3,244,300	-	4,344,639
709,000	3,807,000	4,516,000		CareFusion Corp., 3.875%, 05/15/24		733,084	3,936,320	-	4,669,404
-	5,368,000	5,368,000		Celgene Corp., 3.250%, 08/15/22		-	5,411,615	-	5,411,615
1,076,000	-	1,076,000		Celgene Corp., 3.625%, 05/15/24		1,100,858	-	-	1,100,858
-	4,000,000	4,000,000		Constellation Brands, Inc., 3.750%, 05/01/21		-	3,970,000	-	3,970,000
-	965,000	965,000		Constellation Brands, Inc., 7.250%, 05/15/17		-	1,068,134	-	1,068,134
732,000	3,663,000	4,395,000		Express Scripts Holding Co., 3.500%, 06/15/24		730,889	3,657,440	-	4,388,329
1,059,000	5,300,000	6,359,000		Gilead Sciences, Inc., 3.500%, 02/01/25		1,089,212	5,451,204	-	6,540,416
-	2,000,000	2,000,000		HCA, Inc., 5.875%, 03/15/22		-	2,195,000	-	2,195,000
-	750,000	750,000		HCA, Inc., 7.500%, 02/15/22		-	858,750	-	858,750
-	3,000,000	3,000,000		HJ Heinz Co., 4.250%, 10/15/20		-	3,037,500	-	3,037,500
-	2,717,000	2,717,000		Humana, Inc., 3.150%, 12/01/22		-	2,646,491	-	2,646,491
1,055,000	6,696,000	7,751,000		McKesson Corp., 3.796%, 03/15/24		1,085,835	6,891,704	-	7,977,539
-	5,843,000	5,843,000	#	Medtronic, Inc., 3.150%, 03/15/22		-	5,945,562	-	5,945,562
1,802,000	6,119,000	7,921,000	#	Medtronic, Inc., 3.500%, 03/15/25		1,847,333	6,272,936	-	8,120,269
-	3,813,000	3,813,000		Medtronic, Inc., 3.625%, 03/15/24		-	3,965,589	-	3,965,589
1,405,000	4,439,000	5,844,000	#	Medtronic, Inc., 4.375%, 03/15/35		1,495,565	4,725,133	-	6,220,698
692,000	4,441,000	5,133,000	#	Medtronic, Inc., 4.625%, 03/15/45		753,273	4,834,228	-	5,587,501
1,435,000	4,858,000	6,293,000		Perrigo Finance plc, 3.900%, 12/15/24		1,463,011	4,952,828	-	6,415,839

13

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined				Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
702,000	3,688,000	4,390,000		Pfizer, Inc., 3.400%, 05/15/24		731,810	3,844,607	-	4,576,417
-	5,651,000	5,651,000		Philip Morris International, Inc., 1.250%, 11/09/17		-	5,622,248	-	5,622,248
1,087,000	5,384,000	6,471,000		Philip Morris International, Inc., 3.250%, 11/10/24		1,091,634	5,406,952	-	6,498,586
1,441,000	8,770,000	10,211,000		Philip Morris International, Inc., 4.250%, 11/10/44		1,471,552	8,955,942	-	10,427,494
-	5,500,000	5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19		-	6,355,063	-	6,355,063
-	21,500,000	21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39		-	31,200,477	-	31,200,477
669,000	3,265,000	3,934,000		Reynolds American, Inc., 4.850%, 09/15/23		721,378	3,520,627	-	4,242,005
600,000	2,600,000	3,200,000		Reynolds American, Inc., 6.750%, 06/15/17		668,782	2,898,054	-	3,566,836
-	4,000,000	4,000,000		Reynolds Group Issuer, Inc., 6.875%, 02/15/21		-	4,195,000	-	4,195,000
725,000	-	725,000		St Jude Medical, Inc., 3.250%, 04/15/23		726,082	-	-	726,082
684,000	5,691,000	6,375,000		St Jude Medical, Inc., 4.750%, 04/15/43		728,903	6,064,603	-	6,793,506
-	3,681,000	3,681,000		Synchrony Financial, 3.000%, 08/15/19		-	3,723,630	-	3,723,630
-	3,395,000	3,395,000		Synchrony Financial, 3.750%, 08/15/21		-	3,470,919	-	3,470,919
1,051,000	6,643,000	7,694,000		Synchrony Financial, 4.250%, 08/15/24		1,079,706	6,824,440	-	7,904,146
1,760,000	6,045,000	7,805,000		Sysco Corp., 3.500%, 10/02/24		1,817,645	6,242,992	-	8,060,637
-	3,811,000	3,811,000		Sysco Corp., 4.350%, 10/02/34		-	4,116,459	-	4,116,459
1,389,000	4,654,000	6,043,000		Tyson Foods, Inc., 3.950%, 08/15/24		1,438,643	4,820,334	-	6,258,977
642,000	3,323,000	3,965,000		Tyson Foods, Inc., 5.150%, 08/15/44		723,936	3,747,101	-	4,471,037
-	2,440,000	2,440,000		United Rentals North America, Inc., 7.625%, 04/15/22		-	2,694,980	-	2,694,980
-	4,000,000	4,000,000	#	Valeant Pharmaceuticals International, 5.625%, 12/01/21		-	4,040,000	-	4,040,000
-	1,640,000	1,640,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22		-	1,754,800	-	1,754,800
-	7,851,000	7,851,000		WellPoint, Inc., 3.500%, 08/15/24		-	7,923,637	-	7,923,637
-	4,892,000	4,892,000		WellPoint, Inc., 4.625%, 05/15/42		-	5,153,717	-	5,153,717
1,720,000	1,888,000	3,608,000		WellPoint, Inc., 4.650%, 08/15/44		1,829,017	2,007,665	-	3,836,682
-	3,222,000	3,222,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18		-	3,247,554	-	3,247,554
-	10,393,000	10,393,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19		-	10,538,949	-	10,538,949
-	2,105,000	2,105,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20		-	2,154,396	-	2,154,396
						28,606,484	257,258,170	-	285,864,654

				Energy:	3.4%
-	4,000,000	4,000,000		Access Midstream Partners L.P. / ACMP Finance Corp., 5.875%, 04/15/21		-	4,190,000	-	4,190,000
-	2,650,000	2,650,000	L	Alpha Natural Resources, Inc., 6.250%, 06/01/21		-	755,250	-	755,250
-	1,956,000	1,956,000		Anadarko Petroleum Corp., 6.375%, 09/15/17		-	2,176,193	-	2,176,193
-	3,949,000	3,949,000	L	Cenovus Energy, Inc., 3.800%, 09/15/23		-	3,863,255	-	3,863,255
-	4,150,000	4,150,000		Chesapeake Energy Corp., 6.625%, 08/15/20		-	4,430,125	-	4,430,125
1,453,000	4,058,000	5,511,000		ConocoPhillips Co., 3.350%, 11/15/24		1,471,037	4,108,376	-	5,579,413
-	4,058,000	4,058,000		ConocoPhillips Co., 4.300%, 11/15/44		-	4,263,002	-	4,263,002
-	3,409,000	3,409,000	L	Continental Resources, Inc./OK, 3.800%, 06/01/24		-	3,022,661	-	3,022,661
780,000	3,871,000	4,651,000	L	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23		725,263	3,599,349	-	4,324,612
-	2,309,000	2,309,000	L	Diamond Offshore Drilling, Inc., 4.875%, 11/01/43		-	1,974,110	-	1,974,110
-	5,393,000	5,393,000		El Paso Pipeline Partners Operating Co. LLC, 4.300%, 05/01/24		-	5,413,515	-	5,413,515
-	4,760,000	4,760,000	#	Enable Midstream Partners L.P., 3.900%, 05/15/24		-	4,596,970	-	4,596,970
-	4,041,000	4,041,000	#	Enable Midstream Partners L.P., 5.000%, 05/15/44		-	3,820,745	-	3,820,745
-	2,932,000	2,932,000		Enbridge Energy Partners, 9.875%, 03/01/19		-	3,712,355	-	3,712,355
795,000	2,542,000	3,337,000		Enbridge, Inc., 3.500%, 06/10/24		748,256	2,392,535	-	3,140,791
-	3,402,000	3,402,000		Enbridge, Inc., 4.000%, 10/01/23		-	3,328,422	-	3,328,422
-	1,439,000	1,439,000		Enbridge, Inc., 4.500%, 06/10/44		-	1,247,105	-	1,247,105

14

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined				Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	3,265,000	3,265,000		Energy Transfer Equity L.P., 7.500%, 10/15/20		-	3,640,475	-	3,640,475
-	771,000	771,000		Energy Transfer Partners L.P., 4.650%, 06/01/21		-	807,070	-	807,070
1,117,000	5,000,000	6,117,000		Energy Transfer Partners L.P., 5.150%, 02/01/43		1,109,484	4,966,355	-	6,075,839
-	654,000	654,000		Energy Transfer Partners L.P., 6.050%, 06/01/41		-	716,281	-	716,281
660,000	-	660,000		Energy Transfer Partners L.P., 6.500%, 02/01/42		761,203	-	-	761,203
-	3,770,000	3,770,000		Energy Transfer Partners L.P., 9.700%, 03/15/19		-	4,736,017	-	4,736,017
-	4,375,000	4,375,000	L	Ensco PLC, 4.500%, 10/01/24		-	4,224,417	-	4,224,417
-	3,140,000	3,140,000		Enterprise Products Operating LLC, 3.750%, 02/15/25		-	3,158,413	-	3,158,413
1,670,000	-	1,670,000		Enterprise Products Operating LLC, 5.700%, 02/15/42		1,938,386	-	-	1,938,386
-	3,351,000	3,351,000		EQT Midstream Partners L.P., 4.000%, 08/01/24		-	3,324,916	-	3,324,916
-	2,619,000	2,619,000		FMC Technologies, Inc., 3.450%, 10/01/22		-	2,529,132	-	2,529,132
-	3,253,000	3,253,000		Halliburton Co., 4.750%, 08/01/43		-	3,381,507	-	3,381,507
-	3,326,000	3,326,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24		-	3,339,098	-	3,339,098
1,115,000	4,625,000	5,740,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44		1,121,380	4,651,464	-	5,772,844
1,463,000	2,849,000	4,312,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/25		1,470,907	2,864,399	-	4,335,306
1,232,000	-	1,232,000		Marathon Petroleum Corp., 4.750%, 09/15/44		1,168,006	-	-	1,168,006
-	2,271,000	2,271,000		Marathon Petroleum Corp., 5.000%, 09/15/54		-	2,147,419	-	2,147,419
-	5,151,000	5,151,000		Marathon Petroleum Corp., 6.500%, 03/01/41		-	6,151,556	-	6,151,556
-	1,510,000	1,510,000		ONEOK Partners L.P., 2.000%, 10/01/17		-	1,502,672	-	1,502,672
-	1,560,000	1,560,000		ONEOK Partners L.P., 3.375%, 10/01/22		-	1,446,448	-	1,446,448
1,443,000	6,070,000	7,513,000		Phillips 66, 4.875%, 11/15/44		1,482,788	6,237,368	-	7,720,156
-	1,315,000	1,315,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23		-	1,213,087	-	1,213,087
-	1,315,000	1,315,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23		-	1,275,550	-	1,275,550
7,000,000	-	7,000,000	#	Rockies Express Pipeline LLC, 3.900%, 04/15/15		6,982,500	-	-	6,982,500
-	4,586,000	4,586,000		Rowan Cos, Inc., 5.850%, 01/15/44		-	4,243,467	-	4,243,467
-	3,325,000	3,325,000		SandRidge Energy, Inc., 7.500%, 03/15/21		-	2,144,625	-	2,144,625
1,030,000	6,060,000	7,090,000		Statoil ASA, 2.450%, 01/17/23		984,221	5,790,657	-	6,774,878
1,088,000	2,040,000	3,128,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24		1,102,284	2,066,783	-	3,169,067
-	2,200,000	2,200,000		Sunoco Logistics Partners Operations L.P., 5.350%, 05/15/45		-	2,232,661	-	2,232,661
-	1,254,000	1,254,000		Transcontinental Gas Pipe Line Corp., 6.400%, 04/15/16		-	1,338,446	-	1,338,446
-	3,605,000	3,605,000		Transocean, Inc., 2.500%, 10/15/17		-	3,189,275	-	3,189,275
-	9,500,000	9,500,000	L	Transocean, Inc., 3.800%, 10/15/22		-	7,710,513	-	7,710,513
200,000	-	200,000		TNK-BP Finance SA, 7.500%, 07/18/16		192,600	-	-	192,600
-	6,159,000	6,159,000		Weatherford International Ltd., 5.950%, 04/15/42		-	5,231,011	-	5,231,011
-	1,357,000	1,357,000		Weatherford International Ltd., 6.750%, 09/15/40		-	1,267,720	-	1,267,720
-	3,121,000	3,121,000		Williams Partners L.P., 4.500%, 11/15/23		-	3,155,222	-	3,155,222
-	366,000	366,000		Williams Partners L.P., 6.300%, 04/15/40		-	410,794	-	410,794
-	3,608,000	3,608,000		Williams Cos, Inc., 4.550%, 06/24/24		-	3,361,682	-	3,361,682
						21,258,315	161,350,468	-	182,608,783

				Financial:	9.2%
-	8,766,400	8,766,400		Aegon NV, 2.549%, 07/29/49		-	7,509,868	-	7,509,868
1,045,000	5,949,000	6,994,000		American International Group, Inc., 3.375%, 08/15/20		1,086,932	6,187,710	-	7,274,642
-	500,000	500,000		American International Group, Inc., 5.450%, 05/18/17		-	545,888	-	545,888
-	2,158,000	2,158,000		American International Group, Inc., 5.850%, 01/16/18		-	2,414,554	-	2,414,554
-	459,000	459,000		American International Group, Inc., 8.175%, 05/15/68		-	624,240	-	624,240
-	3,514,000	3,514,000		Air Lease Corp., 3.875%, 04/01/21		-	3,549,140	-	3,549,140

15

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	6,726,000	6,726,000		Air Lease Corp., 4.250%, 09/15/24	-	6,793,260	-	6,793,260
1,400,000	-	1,400,000		Ally Financial, Inc., 3.500%, 07/18/16	1,419,250	-	-	1,419,250
4,000,000	100,000	4,100,000		Ally Financial, Inc., 4.625%, 06/26/15	4,035,000	100,875	-	4,135,875
2,200,000	-	2,200,000		Ally Financial, Inc., 8.300%, 02/12/15	2,213,570	-	-	2,213,570
-	3,300,000	3,300,000		Ally Financial, Inc., 7.500%, 09/15/20	-	3,877,500	-	3,877,500
-	6,781,000	6,781,000		American Tower Corp., 3.400%, 02/15/19	-	6,908,422	-	6,908,422
1,456,000	7,982,000	9,438,000		American Tower Corp., 3.450%, 09/15/21	1,433,570	7,859,037	-	9,292,607
-	2,012,000	2,012,000		American Tower Corp., 4.500%, 01/15/18	-	2,138,233	-	2,138,233
1,443,000	8,115,000	9,558,000		AvalonBay Communities, Inc., 3.500%, 11/15/24	1,445,495	8,129,031	-	9,574,526
2,150,000	-	2,150,000		Bank of America Corp., 0.597%, 06/20/15	2,141,593	-	-	2,141,593
-	4,718,000	4,718,000		Bank of America Corp., 4.125%, 01/22/24	-	4,960,246	-	4,960,246
1,097,000	6,270,000	7,367,000		Bank of America Corp., 4.250%, 10/22/26	1,096,048	6,264,558	-	7,360,606
-	9,684,000	9,684,000		Bank of America Corp., 4.200%, 08/26/24	-	9,877,022	-	9,877,022
2,080,000	5,237,000	7,317,000		Bank of America Corp., 4.000%, 04/01/24	2,168,256	5,459,211	-	7,627,467
969,000	4,418,000	5,387,000		Bank of America Corp., 5.000%, 01/21/44	1,089,468	4,967,255	-	6,056,723
1,700,000	-	1,700,000		Bank of India, 4.750%, 09/30/15	1,740,621	-	-	1,740,621
600,000	-	600,000	#	Bank of Montreal, 2.850%, 06/09/15	606,062	-	-	606,062
500,000	-	500,000	#	Bank of Nova Scotia, 1.950%, 01/30/17	507,953	-	-	507,953
1,200,000	-	1,200,000	#	BBVA, 6.500%, 03/10/21	1,305,480	-	-	1,305,480
1,030,000	5,766,000	6,796,000	#	BPCE SA, 5.150%, 07/21/24	1,063,380	5,952,865	-	7,016,245
1,000,000	-	1,000,000	#	CIT Group, Inc., 4.750%, 02/15/15	1,004,242	-	-	1,004,242
2,164,000	5,656,000	7,820,000		Citigroup, Inc., 4.000%, 08/05/24	2,175,279	5,685,479	-	7,860,758
980,000	8,436,000	9,416,000		Citigroup, Inc., 5.500%, 09/13/25	1,086,598	9,353,609	-	10,440,207
-	2,517,000	2,517,000		Citigroup, Inc., 6.675%, 09/13/43	-	3,266,472	-	3,266,472
1,823,000	12,047,000	13,870,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	1,815,358	11,996,499	-	13,811,857
1,061,000	5,616,000	6,677,000		Comerica, Inc., 3.800%, 07/22/26	1,070,996	5,668,908	-	6,739,904
2,100,000	-	2,100,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 8.375%, 07/29/49	2,246,941	-	-	2,246,941
-	1,778,000	1,778,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	-	2,292,731	-	2,292,731
1,956,000	13,581,000	15,537,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,152,032	14,942,101	-	17,094,133
693,000	4,307,000	5,000,000		Discover Bank/Greenwood DE, 4.250%, 03/13/26	721,566	4,484,539	-	5,206,105
-	1,010,000	1,010,000		Discover Financial Services, 6.450%, 06/12/17	-	1,117,275	-	1,117,275
-	1,671,000	1,671,000		Duke Realty L.P., 3.750%, 12/01/24	-	1,694,142	-	1,694,142
-	7,370,000	7,370,000		Equity One, Inc., 3.750%, 11/15/22	-	7,409,378	-	7,409,378
1,030,000	4,483,000	5,513,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	1,091,144	4,749,124	-	5,840,268
-	4,702,000	4,702,000		Ford Motor Co., 2.597%, 11/04/19	-	4,681,979	-	4,681,979
-	1,248,000	1,248,000		Ford Motor Co., 3.000%, 06/12/17	-	1,281,289	-	1,281,289
1,000,000	-	1,000,000		Ford Motor Credit Co. LLC, 3.664%, 09/08/24	1,004,026	-	-	1,004,026
-	1,633,000	1,633,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	-	2,024,884	-	2,024,884
-	1,700,000	1,700,000		Ford Motor Credit Co., LLC, 8.000%, 12/15/16	-	1,904,850	-	1,904,850
-	2,200,000	2,200,000		General Electric Capital Corp., 6.250%, 12/15/49	-	2,406,250	-	2,406,250
-	8,300,000	8,300,000		General Electric Capital Corp., 7.125%, 12/15/49	-	9,690,250	-	9,690,250
2,000,000	-	2,000,000		General Motors Financial Co., Inc., 4.750%, 08/15/17	2,114,200	-	-	2,114,200
-	1,167,000	1,167,000		Genworth Holdings, Inc., 4.900%, 08/15/23	-	946,529	-	946,529
400,000	-	400,000		Goldman Sachs Group, Inc., 0.860%, 06/04/17	399,414	-	-	399,414
-	4,080,000	4,080,000		Goldman Sachs Group, Inc., 2.550%, 10/23/19	-	4,065,100	-	4,065,100
-	2,391,000	2,391,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	-	2,454,113	-	2,454,113
2,810,000	6,068,000	8,878,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	2,885,285	6,230,574	-	9,115,859
-	7,571,000	7,571,000		Goldman Sachs Group, Inc., 4.000%, 03/03/24	-	7,868,858	-	7,868,858
878,000	6,343,000	7,221,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,106,096	7,990,848	-	9,096,944

16

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	4,896,000	4,896,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	-	6,614,266	-	6,614,266
-	5,994,000	5,994,000	#	HBOS PLC, 6.750%, 05/21/18	-	6,695,274	-	6,695,274
712,000	4,532,000	5,244,000		HCP, Inc., 3.875%, 08/15/24	724,676	4,612,683	-	5,337,359
-	4,760,000	4,760,000		Highwoods Realty L.P., 3.200%, 06/15/21	-	4,737,447	-	4,737,447
-	6,701,000	6,701,000		HSBC Holdings PLC, 5.625%, 12/29/49	-	6,732,830	-	6,732,830
1,070,000	3,800,000	4,870,000		HSBC Holdings PLC, 6.375%, 12/29/49	1,082,037	3,842,750	-	4,924,787
4,800,000	-	4,800,000	#	ICICI Bank Ltd../Dubai, 4.750%, 11/25/16	5,020,901	-	-	5,020,901
1,800,000	-	1,800,000		ICICI Bank Ltd., 5.500%, 03/25/15	1,819,028	-	-	1,819,028
1,000,000	-	1,000,000		International Lease Finance Corp., 4.875%, 04/01/15	1,009,125	-	-	1,009,125
300,000	-	300,000		International Lease Finance Corp., 5.750%, 05/15/16	311,812	-	-	311,812
700,000	2,300,000	3,000,000	#	International Lease Finance Corp., 6.750%, 09/01/16	747,250	2,455,250	-	3,202,500
-	3,437,000	3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	-	3,858,033	-	3,858,033
6,200,000	-	6,200,000		International Lease Finance Corp., 8.625%, 09/15/15	6,479,000	-	-	6,479,000
-	5,006,000	5,006,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	-	5,187,993	-	5,187,993
-	2,957,000	2,957,000		Intesa Sanpaolo SpA, 5.250%, 01/12/24	-	3,209,099	-	3,209,099
740,000	-	740,000		JPMorgan Chase & Co., 3.375%, 05/01/23	732,882	-	-	732,882
2,181,000	5,304,000	7,485,000		JPMorgan Chase & Co., 3.875%, 09/10/24	2,185,480	5,314,894	-	7,500,374
1,464,000	8,420,000	9,884,000		JPMorgan Chase & Co., 4.125%, 12/15/26	1,463,425	8,416,691	-	9,880,116
1,089,000	3,837,000	4,926,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,091,712	3,846,554	-	4,938,266
-	2,282,000	2,282,000		JPMorgan Chase & Co., 6.000%, 12/29/49	-	2,264,885	-	2,264,885
-	4,554,000	4,554,000		JPMorgan Chase & Co., 6.100%, 10/29/49	-	4,554,000	-	4,554,000
-	3,878,000	3,878,000		JPMorgan Chase & Co., 5.000%, 12/29/49	-	3,813,769	-	3,813,769
746,000	6,692,000	7,438,000		Kimco Realty Corp., 3.125%, 06/01/23	732,233	6,568,499	-	7,300,732
1,800,000	-	1,800,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	2,068,996	-	-	2,068,996
2,105,000	11,494,000	13,599,000		Morgan Stanley, 3.875%, 04/29/24	2,164,018	11,816,257	-	13,980,275
1,033,000	5,941,000	6,974,000		Morgan Stanley, 5.000%, 11/24/25	1,103,725	6,347,757	-	7,451,482
-	1,380,000	1,380,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	-	1,473,150	-	1,473,150
500,000	-	500,000	#	National Bank of Canada, 2.200%, 10/19/16	511,387	-	-	511,387
1,400,000	-	1,400,000	#	Nationwide Building Society, 6.250%, 02/25/20	1,644,070	-	-	1,644,070
-	3,455,000	3,455,000	#	Nordea Bank AB, 6.125%, 12/29/49	-	3,431,071	-	3,431,071
4,000,000	-	4,000,000	#	Principal Life Global Funding II, 1.200%, 05/19/17	3,975,516	-	-	3,975,516
-	2,757,000	2,757,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	-	2,826,537	-	2,826,537
600,000	-	600,000	#	Royal Bank of Scotland Group PLC, 6.990%, 10/29/49	678,000	-	-	678,000
900,000	-	900,000		Sberbank of Russia Via SB Capital SA, 5.499%, 07/07/15	893,250	-	-	893,250
1,084,000	6,999,000	8,083,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	1,090,544	7,041,253	-	8,131,797
-	6,656,000	6,656,000		Simon Property Group L.P., 3.375%, 10/01/24	-	6,783,948	-	6,783,948
1,777,000	6,096,000	7,873,000		Simon Property Group L.P., 4.250%, 10/01/44	1,846,607	6,334,786	-	8,181,393
1,500,000	-	1,500,000		Navient Corp., 6.250%, 01/25/16	1,563,750	-	-	1,563,750
5,700,000	-	5,700,000		Navient Corp., 8.450%, 06/15/18	6,369,750	-	-	6,369,750
1,000,000	4,000,000	5,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	1,067,500	4,270,000	-	5,337,500
1,086,000	6,240,000	7,326,000		State Street Corp., 3.300%, 12/16/24	1,104,559	6,346,635	-	7,451,194
400,000	-	400,000	#	Turkiye Garanti Bankasi AS, 2.731%, 04/20/16	401,000	-	-	401,000
1,075,000	-	1,075,000		UBS AG, 5.125%, 05/15/24	1,081,977	-	-	1,081,977
4,000,000	5,931,000	9,931,000		UBS AG/Stamford CT, 7.625%, 08/17/22	4,716,408	6,993,254	-	11,709,662
1,416,000	3,872,000	5,288,000		US Bancorp/MN, 3.600%, 09/11/24	1,440,876	3,940,023	-	5,380,899
1,065,000	5,719,000	6,784,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	1,082,914	5,815,199	-	6,898,113
1,437,000	8,861,000	10,298,000		Wells Fargo & Co., 4.100%, 06/03/26	1,470,698	9,068,790	-	10,539,488
1,085,000	2,256,000	3,341,000		Wells Fargo & Co., 4.650%, 11/04/44	1,124,137	2,337,376	-	3,461,513

17

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined				Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	4,487,000	4,487,000		Wells Fargo & Co., 5.900%, 12/29/49		-	4,531,870	-	4,531,870
-	3,027,000	3,027,000		Wells Fargo & Co., 5.375%, 11/02/43		-	3,457,215	-	3,457,215
						105,025,098	393,864,734	-	498,889,832

				Industrial:	0.7%
-	4,853,000	4,853,000	#	AP Moeller - Maersk A/S, 2.550%, 09/22/19		-	4,871,985	-	4,871,985
678,000	3,457,000	4,135,000		Burlington Northern Santa Fe LLC, 4.550%, 09/01/44		730,724	3,725,830	-	4,456,554
-	1,425,000	1,425,000		Case New Holland, Inc., 7.875%, 12/01/17		-	1,574,625	-	1,574,625
1,055,000	-	1,055,000		Caterpillar, Inc., 3.400%, 05/15/24		1,086,388	-	-	1,086,388
-	1,550,000	1,550,000		Cummins, Inc., 4.875%, 10/01/43		-	1,809,985	-	1,809,985
738,000	2,535,000	3,273,000		Eaton Corp., 2.750%, 11/02/22		726,275	2,494,726	-	3,221,001
981,000	6,273,000	7,254,000		Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23		1,035,911	6,624,125	-	7,660,036
-	2,304,000	2,304,000		Jabil Circuit, Inc., 7.750%, 07/15/16		-	2,479,680	-	2,479,680
-	4,530,000	4,530,000	#	Keysight Technologies, Inc., 3.300%, 10/30/19		-	4,505,565	-	4,505,565
719,000	3,200,000	3,919,000	#	Keysight Technologies, Inc., 4.550%, 10/30/24		720,699	3,207,562	-	3,928,261
-	2,600,000	2,600,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19		-	2,606,388	-	2,606,388
						4,299,997	33,900,471	-	38,200,468

				Technology:	0.6%
673,000	2,764,000	3,437,000		Apple, Inc., 4.450%, 05/06/44		743,513	3,053,595	-	3,797,108
500,000	-	500,000		Apple, Inc., 2.850%, 05/06/21		511,923	-	-	511,923
600,000	-	600,000		Dell, Inc., 2.300%, 09/10/15		601,320	-	-	601,320
-	5,779,000	5,779,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23		-	5,754,589	-	5,754,589
-	1,998,000	1,998,000		Hewlett-Packard Co., 5.400%, 03/01/17		-	2,158,072	-	2,158,072
-	2,449,000	2,449,000		Hewlett-Packard Co., 2.600%, 09/15/17		-	2,496,773	-	2,496,773
-	4,430,000	4,430,000		KLA-Tencor Corp., 4.125%, 11/01/21		-	4,544,365	-	4,544,365
-	5,090,000	5,090,000		KLA-Tencor Corp., 4.650%, 11/01/24		-	5,279,572	-	5,279,572
-	4,589,000	4,589,000		Oracle Corp., 3.625%, 07/15/23		-	4,821,359	-	4,821,359
						1,856,756	28,108,325	-	29,965,081

				Utilities:	1.1%
-	337,000	337,000		AES Corp., 8.000%, 10/15/17		-	379,125	-	379,125
-	1,809,000	1,809,000		American Electric Power Co., Inc., 1.650%, 12/15/17		-	1,810,899	-	1,810,899
1,434,000	3,790,000	5,224,000	#,L	Berkshire Hathaway Energy Co., 3.500%, 02/01/25		1,446,165	3,822,151	-	5,268,316
-	4,390,000	4,390,000	#	Calpine Corp., 6.000%, 01/15/22		-	4,697,300	-	4,697,300
762,000	1,428,000	2,190,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42		737,141	1,381,414	-	2,118,555
717,000	4,296,000	5,013,000		Dominion Gas Holdings LLC, 3.600%, 12/15/24		730,885	4,379,196	-	5,110,081
-	431,000	431,000		Duke Energy Corp., 3.950%, 10/15/23		-	457,788	-	457,788
-	2,192,000	2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20		-	2,562,943	-	2,562,943
700,000	-	700,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 6.750%, 11/01/19		713,125	-	-	713,125
300,000	-	300,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.375%, 11/01/22		305,625	-	-	305,625
200,000	-	200,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.625%, 11/01/24		204,250	-	-	204,250
-	3,350,000	3,350,000		Exelon Generation Co. LLC, 4.250%, 06/15/22		-	3,486,797	-	3,486,797
-	2,404,000	2,404,000		FirstEnergy Corp., 2.750%, 03/15/18		-	2,424,622	-	2,424,622
-	2,203,000	2,203,000		FirstEnergy Corp., 4.250%, 03/15/23		-	2,277,008	-	2,277,008
-	2,520,000	2,520,000		Metropolitan Edison, 7.700%, 01/15/19		-	3,018,194	-	3,018,194
-	2,398,000	2,398,000		Nevada Power Co., 7.125%, 03/15/19		-	2,863,538	-	2,863,538

18

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	3,487,000	3,487,000		NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19			-	3,526,738	-	3,526,738
245,000	2,682,000	2,927,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23			249,033	2,726,146	-	2,975,179
-	1,698,000	1,698,000		Nisource Finance Corp., 5.950%, 06/15/41			-	2,130,143	-	2,130,143
1,012,000	43,000	1,055,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22			1,088,597	46,255	-	1,134,852
1,070,000	3,323,000	4,393,000		Pacific Gas & Electric Co., 3.400%, 08/15/24			1,085,001	3,369,589	-	4,454,590
1,090,000	2,684,000	3,774,000		PPL Capital Funding, Inc., 3.400%, 06/01/23			1,094,031	2,693,925	-	3,787,956
-	2,328,000	2,328,000		Southwestern Electric Power, 5.550%, 01/15/17			-	2,515,311	-	2,515,311
-	2,420,000	2,420,000		TransAlta Corp., 4.500%, 11/15/22			-	2,435,996	-	2,435,996
							7,653,853	53,005,078	-	60,658,931

COLLATERALIZED MORTGAGE OBLIGATIONS:					12.2%
				Collateralized Mortgage Obligations:		12.2%
-	11,412,793	11,412,793		Alternative Loan Trust 2005-10CB, 0.670%, 05/25/35			-	9,614,125	-	9,614,125
-	5,528,034	5,528,034		Alternative Loan Trust 2005-6CB, 5.250%, 04/25/35			-	5,372,801	-	5,372,801
-	3,603,956	3,603,956		Alternative Loan Trust 2006-18CB A11, 0.670%, 07/25/36			-	2,555,958	-	2,555,958
-	3,315,000	3,315,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58			-	3,417,163	-	3,417,163
232,128	899,494	1,131,622		American Home Mortgage Investment Trust, 2.332%, 02/25/45			231,878	898,523	-	1,130,401
3,900,000	-	3,900,000	#	BAMLL Commercial Mortgage Securities Trust 2014-INLD, 2.764%, 12/15/29			3,914,582	-	-	3,914,582
-	5,830,000	5,830,000	#	BAMLL Re-REMIC Trust 2014-FRR7 A, 2.420%, 10/26/44			-	5,744,786	-	5,744,786
-	4,900,000	4,900,000		Banc of America Commercial Mortgage Trust 2006-6, 5.421%, 10/10/45			-	5,062,567	-	5,062,567
1,830,000	-	1,830,000		Banc of America Commercial Mortgage Trust 2007-3, 5.547%, 06/10/49			1,832,604	-	-	1,832,604
226,296	922,590	1,148,886		Banc of America Funding Corp., 2.634%, 05/25/35			231,009	941,806	-	1,172,815
214,687	-	214,687		Banc of America Funding Corp., 2.799%, 01/20/47			172,253	-	-	172,253
-	640,106	640,106		Banc of America Funding Corp., 6.000%, 08/25/37			-	564,828	-	564,828
1,980,000	3,160,000	5,140,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.155%, 07/10/45			1,932,122	3,083,588	-	5,015,710
-	3,130,000	3,130,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.152%, 09/10/47			-	3,193,955	-	3,193,955
-	1,520,000	1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41			-	1,520,162	-	1,520,162
-	2,219,000	2,219,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.744%, 03/11/41			-	2,226,122	-	2,226,122
-	3,590,000	3,590,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.422%, 07/10/42			-	3,509,936	-	3,509,936
-	5,040,243	5,040,243	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.422%, 07/10/42			-	5,194,109	-	5,194,109
-	2,550,000	2,550,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.152%, 09/10/47			-	2,615,196	-	2,615,196
2,270,000	-	2,270,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 F, 5.152%, 09/10/47			2,300,502	-	-	2,300,502
-	1,393,813	1,393,813		Banc of America Mortgage 2005-J Trust 2A4, 2.699%, 11/25/35			-	1,290,194	-	1,290,194
146,161	103,530	249,691		Banc of America Mortgage Securities, Inc., 2.623%, 07/25/33			146,823	104,000	-	250,823

19

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	1,590,000	1,590,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.268%, 07/10/43	-	1,606,999	-	1,606,999
-	3,150,000	3,150,000	#	Bank of America Merrill Lynch Commercial Mortgage, Inc., 6.030%, 11/10/38	-	3,248,171	-	3,248,171
-	3,125,000	3,125,000		Bank of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	-	3,344,212	-	3,344,212
-	7,457,119	7,457,119		BCAP LLC Trust 2007-AA2, 0.380%, 05/25/47	-	5,567,709	-	5,567,709
162,599	-	162,599	#	BCAP, LLC Trust, 5.041%, 03/26/37	160,593	-	-	160,593
500,797	-	500,797		Bear Stearns Adjustable Rate Mortgage Trust, 2.663%, 09/25/34	479,150	-	-	479,150
350,760	-	350,760		Bear Stearns Adjustable Rate Mortgage Trust, 2.592%, 11/25/34	341,268	-	-	341,268
48,107	-	48,107		Bear Stearns Adjustable Rate Mortgage Trust, 5.417%, 02/25/36	43,425	-	-	43,425
1,163,714	-	1,163,714		Bear Stearns Adjustable Rate Mortgage Trust, 2.580%, 03/25/35	1,178,473	-	-	1,178,473
535,986	-	535,986		Bear Stearns Adjustable Rate Mortgage Trust, 2.515%, 03/25/35	542,156	-	-	542,156
-	102,541	102,541		Bear Stearns Adjustable Rate Mortgage Trust, 2.686%, 01/25/34	-	102,959	-	102,959
-	2,929,459	2,929,459		Bear Stearns Adjustable Rate Mortgage Trust, 2.430%, 10/25/35	-	2,896,975	-	2,896,975
-	3,295,834	3,295,834		Bear Stearns Adjustable Rate Mortgage Trust, 2.574%, 07/25/36	-	2,755,172	-	2,755,172
238,621	1,002,206	1,240,827		Bear Stearns Alternative-A Trust, 2.554%, 05/25/35	229,834	965,304	-	1,195,138
146,261	848,317	994,578		Bear Stearns Alternative-A Trust, 2.612%, 09/25/35	125,780	729,525	-	855,305
471,073	1,670,168	2,141,241		Bear Stearns Alternative-A Trust, 2.590%, 11/25/36	326,991	1,159,332	-	1,486,323
-	2,739,535	2,739,535		Bear Stearns Alternative-A Trust, 2.653%, 11/25/36	-	2,187,839	-	2,187,839
-	5,000,000	5,000,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.829%, 06/11/41	-	5,388,705	-	5,388,705
-	3,950,000	3,950,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.129%, 10/12/42	-	4,025,674	-	4,025,674
381,712	-	381,712		Bear Stearns Structured Products, Inc., 2.591%, 01/26/36	311,939	-	-	311,939
240,845	-	240,845		Bear Stearns Structured Products, Inc., 2.337%, 12/26/46	188,762	-	-	188,762
-	4,155,884	4,155,884	#	Beckman Coulter, Inc., 7.498%, 12/15/18	-	4,611,368	-	4,611,368
-	4,399,000	4,399,000		CD 2007-CD5 Mortgage Trust, 6.124%, 11/15/44	-	4,772,842	-	4,772,842
3,614,000	-	3,614,000	#	CGWF Commercial Mortgage Trust 2013-RKWH, 2.461%, 11/15/30	3,624,519	-	-	3,624,519
-	2,269,688	2,269,688		Chase Mortgage Finance Corp., 4.761%, 12/25/35	-	2,196,729	-	2,196,729
56,517	-	56,517		CHL Mortgage Pass-Through Trust 2005-2, 0.510%, 03/25/35	49,110	-	-	49,110
2,211,363	-	2,211,363		Citicorp Mortgage Securities, Inc., 6.000%, 01/25/37	2,264,554	-	-	2,264,554
-	934,336	934,336		Citicorp Mortgage Securities, Inc., 5.500%, 08/25/36	-	967,802	-	967,802
-	14,191,176	14,191,176	#,^	Citigroup Commercial Mortgage Trust, 2.210%, 09/10/45	-	1,425,108	-	1,425,108
-	25,037	25,037	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.802%, 04/15/40	-	25,359	-	25,359
-	4,528,000	4,528,000	#	Citigroup Commercial Mortgage Trust 2012-GC8, 4.878%, 09/10/45	-	4,572,972	-	4,572,972
290,876	-	290,876		Citigroup Mortgage Loan Trust, Inc., 2.556%, 08/25/35	289,381	-	-	289,381
-	439,158	439,158		Citigroup Mortgage Loan Trust, Inc., 2.500%, 10/25/35	-	436,567	-	436,567
-	6,291,021	6,291,021		Citigroup Mortgage Loan Trust, Inc., 2.626%, 03/25/36	-	6,070,531	-	6,070,531

20

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	7,825,495	7,825,495		Citigroup Mortgage Loan Trust, Inc., 5.500%, 09/25/35	-	8,021,844	-	8,021,844
-	4,084,394	4,084,394		Citigroup Mortgage Loan Trust, Inc., 2.745%, 09/25/37	-	3,669,379	-	3,669,379
-	758,426	758,426		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37	-	676,626	-	676,626
-	5,000,000	5,000,000	#	COMM 2007-C9 Mortgage Trust, 0.852%, 12/10/49	-	4,793,575	-	4,793,575
-	33,713,844	33,713,844	^	Commercial Mortgage Pass Through Certificates, 1.421%, 04/10/47	-	2,795,916	-	2,795,916
-	56,214,096	56,214,096	^	Commercial Mortgage Pass Through Certificates, 1.432%, 03/10/47	-	4,948,027	-	4,948,027
29,017,148	28,485,167	57,502,315	^	Commercial Mortgage Trust, 1.977%, 10/15/45	3,007,732	2,952,590	-	5,960,322
34,943,203	88,729,242	123,672,445	^	Commercial Mortgage Trust, 1.419%, 10/10/46	2,969,907	7,541,311	-	10,511,218
23,144,981	61,536,520	84,681,501	^	Commercial Mortgage Trust, 1.440%, 08/10/46	1,693,368	4,502,227	-	6,195,595
-	2,730,000	2,730,000		Commercial Mortgage Trust, 5.226%, 07/15/44	-	2,791,888	-	2,791,888
-	3,060,000	3,060,000		Commercial Mortgage Trust, 6.124%, 11/15/44	-	3,189,655	-	3,189,655
-	146,346,679	146,346,679	^	Commercial Mortgage Trust, 1.897%, 12/10/45	-	13,844,118	-	13,844,118
-	36,780,855	36,780,855	^	Commercial Mortgage Trust, 2.118%, 05/15/45	-	3,832,179	-	3,832,179
-	65,166,000	65,166,000	#,^	Commercial Mortgage Trust, 0.596%, 10/15/45	-	2,802,529	-	2,802,529
-	2,930,000	2,930,000		Commercial Mortgage Trust, 5.796%, 12/10/49	-	2,965,679	-	2,965,679
-	4,600,000	4,600,000		Commercial Mortgage Trust, 5.796%, 12/10/49	-	4,528,569	-	4,528,569
-	7,003,000	7,003,000	#	Commercial Mortgage Trust, 5.796%, 12/10/49	-	6,882,177	-	6,882,177
-	58,951,206	58,951,206	^	Commercial Mortgage Trust, 1.773%, 01/10/46	-	4,952,367	-	4,952,367
-	1,844,215	1,844,215		Commercial 2007-C9 Mortgage Trust, 5.796%, 12/10/49	-	1,936,307	-	1,936,307
-	8,472,574	8,472,574		Countrywide Alternative Loan Trust, 0.290%, 06/25/36	-	7,259,572	-	7,259,572
-	1,842,755	1,842,755	^	Countrywide Alternative Loan Trust, 4.831%, 05/25/35	-	218,858	-	218,858
-	4,291,952	4,291,952		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	-	3,915,145	-	3,915,145
254,464	7,016,130	7,270,594		Countrywide Home Loan Mortgage Pass-through Trust, 2.418%, 11/25/34	242,616	6,689,466	-	6,932,082
405,541	-	405,541		Countrywide Home Loan Mortgage Pass-through Trust, 2.466%, 02/20/35	399,620	-	-	399,620
109,011	-	109,011		Countrywide Home Loan Mortgage Pass-through Trust, 0.490%, 03/25/35	104,840	-	-	104,840
370,821	-	370,821	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.510%, 06/25/35	332,374	-	-	332,374
6,179,960	-	6,179,960		Countrywide Home Loan Mortgage Pass-through Trust, 0.370%, 04/25/46	5,441,498	-	-	5,441,498
3,965,355	-	3,965,355		Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.460%, 09/15/39	4,183,228	-	-	4,183,228
-	8,138,000	8,138,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.970%, 02/15/41	-	8,539,354	-	8,539,354
-	2,070,000	2,070,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.592%, 04/12/49	-	2,079,199	-	2,079,199
-	239,034	239,034	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	-	239,290	-	239,290
-	2,550,000	2,550,000	#	DBUBS 2011-LC2 Mortgage Trust, 5.443%, 07/10/44	-	2,707,455	-	2,707,455
-	7,945,883	7,945,883		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.360%, 10/25/36	-	4,660,626	-	4,660,626
-	5,497,283	5,497,283		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.290%, 08/25/36	-	4,308,253	-	4,308,253
-	4,558,107	4,558,107	#	Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates Series 2007-WM1, 4.369%, 06/27/37	-	4,585,451	-	4,585,451
90,493	376,261	466,754		Downey Savings & Loan Association Mortgage Loan Trust, 2.491%, 07/19/44	90,455	376,105	-	466,560

21

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
860,000	8,750,000	9,610,000		Fannie Mae Connecticut Avenue Securities, 3.070%, 07/25/24	771,065	7,845,136	-	8,616,201
1,290,000	7,570,000	8,860,000		Fannie Mae Connecticut Avenue Securities, 5.070%, 11/25/24	1,311,863	7,698,296	-	9,010,159
590,000	-	590,000		Fannie Mae Connecticut Avenue Securities, 5.170%, 11/25/24	599,165	-	-	599,165
-	4,092,000	4,092,000		Fannie Mae Connecticut Avenue Securities, 4.570%, 01/25/24	-	4,217,019	-	4,217,019
-	4,770,000	4,770,000		Fannie Mae Connecticut Avenue Securities, 2.770%, 05/25/24	-	4,177,268	-	4,177,268
-	26,964,009	26,964,009	^	First Horizon Alternative Mortgage Securities, 4.531%, 01/25/36	-	3,458,250	-	3,458,250
-	536,223	536,223		First Horizon Alternative Mortgage Securities, 2.225%, 03/25/35	-	431,753	-	431,753
-	1,898,850	1,898,850		First Horizon Alternative Mortgage Securities, 4.955%, 02/25/36	-	1,842,362	-	1,842,362
-	3,805,161	3,805,161		First Horizon Alternative Mortgage Securities, 0.470%, 12/25/36	-	2,233,774	-	2,233,774
-	3,805,161	3,805,161	^	First Horizon Alternative Mortgage Securities, 6.531%, 12/25/36	-	928,539	-	928,539
-	1,004,291	1,004,291		First Horizon Alternative Mortgage Securities, 6.000%, 08/25/36	-	844,823	-	844,823
186,119	-	186,119		First Horizon Mortgage Pass-through Trust, 2.612%, 08/25/35	173,116	-	-	173,116
-	657,582,251	657,582,251	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	-	3,608,154	-	3,608,154
1,800,000	3,454,000	5,254,000		GCCFC Commercial Mortgage Trust, 6.051%, 12/10/49	1,887,609	3,622,111	-	5,509,720
-	1,762,000	1,762,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.282%, 05/10/43	-	1,513,272	-	1,513,272
-	255,541	255,541	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	-	257,365	-	257,365
-	436,286	436,286		GMAC Mortgage Corp. Loan Trust, 2.849%, 11/19/35	-	421,508	-	421,508
2,781,870	-	2,781,870		Granite Master Issuer PLC, 0.345%, 12/20/54	2,761,284	-	-	2,761,284
148,154	-	148,154		Greenpoint Mortgage Pass-through Certificates, 2.786%, 10/25/33	145,505	-	-	145,505
-	5,055,209	5,055,209		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	-	5,304,747	-	5,304,747
37,548,116	15,202,785	52,750,901	^	GS Mortgage Securities Corp. II, 1.547%, 11/10/46	2,953,955	1,196,021	-	4,149,976
-	20,822,787	20,822,787	^	GS Mortgage Securities Corp. II, 2.560%, 05/10/45	-	2,333,154	-	2,333,154
-	100,713,499	100,713,499	^	GS Mortgage Securities Corp. II, 2.361%, 11/10/45	-	11,974,624	-	11,974,624
2,500,000	4,505,000	7,005,000		GS Mortgage Securities Trust, 5.553%, 04/10/38	2,465,234	4,442,351	-	6,907,585
-	2,650,000	2,650,000		GS Mortgage Securities Trust 2006-GG6, 5.553%, 04/10/38	-	2,660,959	-	2,660,959
494	5,138	5,632		GSR Mortgage Loan Trust, 6.000%, 03/25/32	512	5,324	-	5,836
25,372	-	25,372		GSR Mortgage Loan Trust, 2.216%, 06/25/34	23,787	-	-	23,787
273,650	1,073,549	1,347,199		GSR Mortgage Loan Trust, 2.670%, 09/25/35	275,417	1,080,480	-	1,355,897
-	854,979	854,979		GSR Mortgage Loan Trust, 5.500%, 05/25/36	-	795,111	-	795,111
149,760	-	149,760		Harborview Mortgage Loan Trust, 0.384%, 05/19/35	125,431	-	-	125,431
271,822	-	271,822		Harborview Mortgage Loan Trust, 2.603%, 07/19/35	247,804	-	-	247,804
-	862,437	862,437		Homebanc Mortgage Trust, 1.030%, 08/25/29	-	827,407	-	827,407
-	14,337,467	14,337,467		Homebanc Mortgage Trust, 0.410%, 07/25/35	-	13,244,364	-	13,244,364
-	5,264,184	5,264,184		HomeBanc Mortgage Trust 2005-3, 0.480%, 07/25/35	-	4,885,115	-	4,885,115
-	4,179,774	4,179,774		HomeBanc Mortgage Trust 2006-2 A2, 0.390%, 12/25/36	-	3,650,515	-	3,650,515

22

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
149,734	-	149,734		Indymac Index Mortgage Loan Trust, 2.525%, 12/25/34	138,526	-	-	138,526
-	725,000	725,000	#	Irvine Core Office Trust 2013-IRV, 3.173%, 05/15/48	-	712,433	-	712,433
40,289,833	-	40,289,833	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.757%, 06/15/45	3,152,422	-	-	3,152,422
-	31,298,251	31,298,251	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.927%, 12/15/47	-	2,924,208	-	2,924,208
-	91,727,661	91,727,661	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.655%, 01/15/46	-	2,173,423	-	2,173,423
-	1,270,000	1,270,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.606%, 05/15/41	-	1,331,436	-	1,331,436
-	3,020,000	3,020,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.464%, 10/15/37	-	3,011,310	-	3,011,310
-	3,809,000	3,809,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.683%, 06/12/41	-	3,711,846	-	3,711,846
-	19,880,000	19,880,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	-	498,360	-	498,360
-	2,890,000	2,890,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 5.984%, 08/12/40	-	3,081,577	-	3,081,577
2,495,000	-	2,495,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	2,512,502	-	-	2,512,502
2,500,000	-	2,500,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	2,530,827	-	-	2,530,827
-	946,053	946,053	^	JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8, 2.124%, 10/15/45	-	96,157	-	96,157
-	66,982	66,982		JP Morgan Mortgage Trust, 5.750%, 01/25/36	-	63,146	-	63,146
52,032	-	52,032		JPMorgan Mortgage Trust, 2.636%, 02/25/35	51,144	-	-	51,144
423,981	-	423,981		JPMorgan Mortgage Trust, 2.576%, 07/25/35	433,959	-	-	433,959
-	10,128,000	10,128,000	#	LB Commercial Mortgage Trust, 5.600%, 10/15/35	-	10,218,863	-	10,218,863
-	5,150,000	5,150,000		LB Commercial Mortgage Trust, 5.904%, 07/15/44	-	5,224,819	-	5,224,819
-	4,450,000	4,450,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	-	4,675,281	-	4,675,281
-	4,210,000	4,210,000	#	LB-UBS Commercial Mortgage Trust, 5.991%, 09/15/39	-	4,386,799	-	4,386,799
-	34,600,201	34,600,201	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	-	345,563	-	345,563
-	176,678,009	176,678,009	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	-	1,991,550	-	1,991,550
-	3,490,000	3,490,000		LB-UBS Commercial Mortgage Trust, 5.296%, 04/15/40	-	3,454,964	-	3,454,964
-	1,820,000	1,820,000		LB-UBS Commercial Mortgage Trust, 4.954%, 07/15/40	-	1,828,087	-	1,828,087
-	1,710,000	1,710,000		LB-UBS Commercial Mortgage Trust, 8.150%, 07/15/32	-	1,722,385	-	1,722,385
-	4,880,000	4,880,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	-	4,883,914	-	4,883,914
-	1,500,000	1,500,000	#	LB-UBS Commercial Mortgage Trust, 4.994%, 10/15/36	-	1,535,658	-	1,535,658
-	3,390,000	3,390,000	#	LB-UBS Commercial Mortgage Trust, 5.147%, 10/15/36	-	3,326,022	-	3,326,022
-	2,100,000	2,100,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	-	2,123,807	-	2,123,807
-	5,977,000	5,977,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	-	5,918,300	-	5,918,300
-	40,384,082	40,384,082	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	-	670,230	-	670,230
-	1,310,000	1,310,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.297%, 02/15/40	-	1,317,183	-	1,317,183
-	4,290,000	4,290,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	-	4,313,597	-	4,313,597
-	2,550,000	2,550,000	#	LB-UBS Commercial Mortgage Trust 2005-C5, 5.350%, 09/15/40	-	2,542,212	-	2,542,212
176,155	-	176,155		Merrill Lynch Mortgage Investors Trust, 2.196%, 05/25/33	171,352	-	-	171,352
172,586	997,162	1,169,748		Merrill Lynch Mortgage Investors, Inc., 0.380%, 02/25/36	159,397	920,961	-	1,080,358

23

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	466,126	466,126		Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29	-	466,622	-	466,622
-	3,100,000	3,100,000		Merrill Lynch Mortgage Investors, Inc., 0.550%, 08/25/35	-	2,878,080	-	2,878,080
79,649	-	79,649		MLCC Mortgage Investors, Inc., 1.156%, 10/25/35	75,997	-	-	75,997
5,752,679	-	5,752,679		MLCC Mortgage Investors, Inc., 2.173%, 11/25/35	5,695,762	-	-	5,695,762
122,379	-	122,379		MLCC Mortgage Investors, Inc., 0.420%, 11/25/35	116,229	-	-	116,229
-	172,240	172,240		MLCC Mortgage Investors, Inc., 0.420%, 11/25/35	-	163,878	-	163,878
-	15,912,684	15,912,684	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.139%, 11/15/45	-	1,506,178	-	1,506,178
-	3,850,000	3,850,000	#	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5, 4.678%, 08/15/45	-	4,024,690	-	4,024,690
-	66,471,246	66,471,246	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.713%, 02/15/46	-	5,790,869	-	5,790,869
-	3,330,000	3,330,000		Morgan Stanley Capital I, 5.336%, 01/14/42	-	3,329,757	-	3,329,757
-	102,481	102,481	#	Morgan Stanley Capital I, 7.350%, 07/15/32	-	104,355	-	104,355
-	290,757	290,757		Morgan Stanley Capital I Trust 2004-IQ7, 5.191%, 06/15/38	-	290,461	-	290,461
-	2,590,000	2,590,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	-	2,554,689	-	2,554,689
-	10,000,000	10,000,000		Morgan Stanley Capital I Trust 2005-IQ10, 5.252%, 09/15/42	-	9,679,570	-	9,679,570
-	3,840,000	3,840,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.278%, 01/11/43	-	3,965,910	-	3,965,910
-	3,305,000	3,305,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	-	3,619,849	-	3,619,849
-	3,095,000	3,095,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	-	3,339,553	-	3,339,553
-	718,400	718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	-	732,171	-	732,171
-	1,160,000	1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.505%, 07/15/33	-	1,326,602	-	1,326,602
-	1,820,000	1,820,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.974%, 09/15/37	-	1,796,327	-	1,796,327
-	2,509,019	2,509,019		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.832%, 03/25/36	-	2,082,373	-	2,082,373
-	541,158	541,158	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	-	546,777	-	546,777
-	4,300,000	4,300,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	-	3,746,160	-	3,746,160
-	39,413	39,413	#	Nomura Asset Acceptance Corp., 6.872%, 02/19/30	-	39,449	-	39,449
-	4,945,260	4,945,260	#	N-Star Real Estate CDO Ltd., 2.020%, 08/25/29	-	4,951,689	-	4,951,689
-	2,375,483	2,375,483		Prime Mortgage Trust, 5.500%, 03/25/37	-	2,167,041	-	2,167,041
1,245,256	-	1,245,256		Provident Funding Mortgage Loan Trust, 2.461%, 10/25/35	1,242,735	-	-	1,242,735
-	5,802,953	5,802,953	#,^	RBSCF Trust, 1.192%, 04/15/24	-	16	-	16
-	3,038,309	3,038,309	#	RBSSP Resecuritization Trust, 0.420%, 02/26/37	-	2,867,136	-	2,867,136
19,260	89,881	109,141		Residential Accredit Loans, Inc., 0.570%, 03/25/33	19,140	89,320	-	108,460
11,242	33,660	44,902		Residential Asset Securitization Trust, 0.570%, 05/25/33	11,202	33,539	-	44,741
4,554	-	4,554		Residential Funding Mortgage Securities I, 6.500%, 03/25/32	4,749	-	-	4,749
96,381	48,190	144,571		Sequoia Mortgage Trust, 0.516%, 07/20/33	91,181	45,591	-	136,772
158,155	-	158,155		Sequoia Mortgage Trust, 2.641%, 04/20/35	157,405	-	-	157,405
-	12,351,811	12,351,811		SLM Student Loan Trust, 1.734%, 04/25/23	-	12,698,440	-	12,698,440
142,658	-	142,658		Structured Adjustable Rate Mortgage Loan Trust, 2.514%, 08/25/35	132,217	-	-	132,217
-	3,650,387	3,650,387		Structured Adjustable Rate Mortgage Loan Trust, 2.414%, 04/25/35	-	3,561,610	-	3,561,610
297,210	-	297,210		Structured Asset Mortgage Investments, Inc., 0.414%, 07/19/35	286,777	-	-	286,777

24

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	735,522	735,522		Structured Asset Mortgage Investments, Inc., 0.644%, 04/19/35	-	681,002	-	681,002
-	873,943	873,943		Structured Asset Mortgage Investments, Inc., 0.414%, 07/19/35	-	841,517	-	841,517
-	2,626,238	2,626,238		Structured Asset Mortgage Investments, Inc., 0.390%, 05/25/36	-	1,966,587	-	1,966,587
68,477	-	68,477	#	Structured Asset Securities Corp., 2.605%, 10/28/35	65,562	-	-	65,562
-	857,867	857,867		Structured Asset Securities Corp., 5.500%, 10/25/35	-	890,736	-	890,736
1,172,633	-	1,172,633		Thornburg Mortgage Securities Trust, 4.895%, 10/25/46	1,161,506	-	-	1,161,506
-	19,459,081	19,459,081	#,^	UBS-Barclays Commercial Mortgage Trust, 1.758%, 05/10/63	-	1,514,399	-	1,514,399
-	33,990,497	33,990,497	#,^	UBS-Barclays Commercial Mortgage Trust, 2.132%, 08/10/49	-	3,741,701	-	3,741,701
75,348	-	75,348	#	Wachovia Bank Commercial Mortgage Trust, 0.241%, 06/15/20	75,183	-	-	75,183
2,500,000	6,882,000	9,382,000		Wachovia Bank Commercial Mortgage Trust Series, 5.723%, 05/15/43	2,553,471	7,029,196	-	9,582,667
-	6,490,000	6,490,000		Wachovia Bank Commercial Mortgage Trust Series, 5.941%, 02/15/51	-	6,627,043	-	6,627,043
-	2,100,000	2,100,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.396%, 03/15/42	-	2,109,973	-	2,109,973
3,000,000	-	3,000,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C24, 5.658%, 03/15/45	3,064,002	-	-	3,064,002
2,300,000	2,662,000	4,962,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.723%, 05/15/43	2,286,929	2,646,872	-	4,933,801
-	8,192,000	8,192,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ, 5.941%, 02/15/51	-	8,601,801	-	8,601,801
-	689,737	689,737		WaMu Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	-	633,887	-	633,887
-	42,524	42,524		WaMu Mortgage Pass Through Certificates, 1.513%, 06/25/42	-	41,240	-	41,240
-	2,136,639	2,136,639		WaMu Mortgage Pass Through Certificates, 1.732%, 10/25/36	-	1,798,894	-	1,798,894
-	4,803,920	4,803,920		WaMu Mortgage Pass-Through Certificates, 2.119%, 07/25/37	-	4,108,874	-	4,108,874
-	3,176,942	3,176,942		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 Trust, 2.010%, 12/25/36	-	2,764,746	-	2,764,746
-	2,681,158	2,681,158		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 Trust, 1.941%, 04/25/37	-	2,332,055	-	2,332,055
21,571	-	21,571		Washington Mutual Mortgage Pass-through Certificates, 1.921%, 02/27/34	21,210	-	-	21,210
11,454	44,179	55,633		Washington Mutual Mortgage Pass-through Certificates, 1.513%, 08/25/42	10,581	40,812	-	51,393
93,952	-	93,952		Washington Mutual Mortgage Pass-through Certificates, 0.490%, 01/25/45	88,729	-	-	88,729
93,399	-	93,399		Washington Mutual Mortgage Pass-through Certificates, 0.480%, 01/25/45	86,988	-	-	86,988
575,038	-	575,038		Washington Mutual Mortgage Pass-through Certificates, 2.163%, 07/25/46	521,152	-	-	521,152
624,921	-	624,921		Washington Mutual Mortgage Pass-through Certificates, 2.163%, 08/25/46	567,823	-	-	567,823

25

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
1,514,729	-	1,514,729		Washington Mutual Mortgage Pass-through Certificates, 4.462%, 02/25/37			1,388,464	-	-	1,388,464
-	5,000,000	5,000,000	#	Wells Fargo Commercial Mortgage Trust 2014-TISH WTS1, 2.405%, 02/05/27			-	5,001,360	-	5,001,360
-	3,061,884	3,061,884		Wells Fargo Mortgage Backed Securities 2005-AR15 Trust, 2.613%, 09/25/35			-	2,920,290	-	2,920,290
1,250,343	-	1,250,343		Wells Fargo Mortgage Backed Securities 2006-AR10 Trust, 2.610%, 07/25/36			1,221,773	-	-	1,221,773
-	2,748,890	2,748,890		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust 3A1, 2.577%, 03/25/36			-	2,674,458	-	2,674,458
-	2,873,918	2,873,918	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.573%, 06/15/45			-	248,401	-	248,401
-	959,080	959,080		Wells Fargo Mortgage Backed Securities Trust, 5.046%, 05/25/35			-	970,952	-	970,952
-	4,261,213	4,261,213		Wells Fargo Mortgage Backed Securities Trust, 2.612%, 03/25/36			-	4,120,324	-	4,120,324
-	1,883,351	1,883,351		Wells Fargo Mortgage Backed Securities Trust, 5.588%, 04/25/36			-	1,891,025	-	1,891,025
186,028	-	186,028		Wells Fargo Mortgage-Backed Securities Trust, 2.616%, 01/25/35			189,767	-	-	189,767
272,578	-	272,578		Wells Fargo Mortgage-Backed Securities Trust, 2.612%, 12/25/34			274,843	-	-	274,843
137,512	95,200	232,712		Wells Fargo Mortgage-Backed Securities Trust, 2.590%, 10/25/33			139,111	96,308	-	235,419
-	31,965,207	31,965,207	#,^	WFRBS Commercial Mortgage Trust 2012-C6, 2.414%, 04/15/45			-	3,398,122	-	3,398,122
-	38,083,131	38,083,131	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.201%, 08/15/45			-	3,907,565	-	3,907,565
							83,825,710	575,676,145	-	659,501,855

ASSET-BACKED SECURITIES:					10.7%
				Automobile Asset-Backed Securities:		1.7%
3,900,000	-	3,900,000		Ally Auto Receivables Trust, 0.680%, 07/17/17			3,898,247	-	-	3,898,247
-	5,640,000	5,640,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20			-	5,692,858	-	5,692,858
-	2,410,000	2,410,000	#	AmeriCredit Automobile Receivables Trust 2011-3, 5.760%, 12/10/18			-	2,482,306	-	2,482,306
-	7,582,700	7,582,700		AmeriCredit Automobile Receivables Trust 2012-4, 1.930%, 08/08/18			-	7,632,249	-	7,632,249
-	2,680,000	2,680,000		AmeriCredit Automobile Receivables Trust 2012-5, 2.350%, 12/10/18			-	2,700,329	-	2,700,329
-	4,855,000	4,855,000		AmeriCredit Automobile Receivables Trust 2013-1, 2.090%, 02/08/19			-	4,820,025	-	4,820,025
-	4,270,000	4,270,000		AmeriCredit Automobile Receivables Trust 2013-4, 3.310%, 10/08/19			-	4,342,652	-	4,342,652
-	5,470,000	5,470,000		AmeriCredit Automobile Receivables Trust 2013-5, 2.860%, 12/08/19			-	5,471,975	-	5,471,975
-	2,190,000	2,190,000		Capital Auto Receivables Asset Trust / Ally, 2.220%, 01/22/19			-	2,211,208	-	2,211,208
-	2,220,000	2,220,000		CarMax Auto Owner Trust, 1.950%, 09/16/19			-	2,207,098	-	2,207,098
-	2,570,000	2,570,000	#	MMCA Automobile Trust, 1.920%, 12/16/19			-	2,586,882	-	2,586,882

26

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined				Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	2,360,000	2,360,000	#	MMCA Automobile Trust, 2.260%, 10/15/20		-	2,370,417	-	2,370,417
-	3,640,000	3,640,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18		-	3,737,394	-	3,737,394
-	3,480,000	3,480,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18		-	3,585,731	-	3,585,731
-	4,670,000	4,670,000		Santander Drive Auto Receivables Trust 2013-1, 2.270%, 01/15/19		-	4,641,847	-	4,641,847
-	3,135,000	3,135,000		Santander Drive Auto Receivables Trust 2013-2, 2.570%, 03/15/19		-	3,175,405	-	3,175,405
-	2,775,000	2,775,000		Santander Drive Auto Receivables Trust 2013-4, 3.920%, 01/15/20		-	2,895,438	-	2,895,438
-	10,500,000	10,500,000	#	Santander Drive Auto Receivables Trust 2013-A, 3.780%, 10/15/19		-	10,814,842	-	10,814,842
-	7,030,000	7,030,000	#	Santander Drive Auto Receivables Trust 2013-A, 4.710%, 01/15/21		-	7,285,625	-	7,285,625
-	3,890,000	3,890,000		Santander Drive Auto Receivables Trust 2014-1, 1.590%, 10/15/18		-	3,899,737	-	3,899,737
						3,898,247	82,554,018	-	86,452,265

				Credit Card Asset-Backed Securities:	0.2%
-	2,620,000	2,620,000		Chase Issuance Trust, 0.621%, 04/15/19		-	2,606,060	-	2,606,060
9,800,000	-	9,800,000		Citibank Credit Card Issuance Trust, 4.850%, 03/10/17		9,882,795	-	-	9,882,795
						9,882,795	2,606,060	-	12,488,855

				Home Equity Asset-Backed Securities:	0.5%
10,100,000	-	10,100,000		Accredited Mortgage Loan Trust 2006-1, 0.435%, 04/25/36		8,552,589	-	-	8,552,589
-	7,029,276	7,029,276		ACE Securities Corp., 1.070%, 12/25/34		-	6,433,186	-	6,433,186
-	2,330,000	2,330,000		Bear Stearns Asset Backed Securities Trust, 0.585%, 11/25/35		-	2,263,526	-	2,263,526
-	2,534,051	2,534,051		Bear Stearns Asset Backed Securities Trust, 2.931%, 10/25/36		-	2,486,569	-	2,486,569
2,805,817	-	2,805,817		Citigroup Mortgage Loan Trust 2007-AHL1, 0.310%, 12/25/36		2,510,421	-	-	2,510,421
1,300,000	-	1,300,000		Home Equity Asset Trust 2005-2, 1.265%, 07/25/35		1,164,296	-	-	1,164,296
2,250,000	-	2,250,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-HE4, 0.640%, 07/25/35		2,084,276	-	-	2,084,276
-	2,400,000	2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2, 1.085%, 03/25/35		-	2,035,663	-	2,035,663
532,777	-	532,777		New Century Home Equity Loan Trust 2005-2, 0.660%, 06/25/35		423,924	-	-	423,924
-	99,418	99,418		Renaissance Home Equity Loan Trust, 1.035%, 08/25/33		-	94,094	-	94,094
-	86,978	86,978		Securitized Asset Backed Receivables, LLC Trust, 0.250%, 11/25/36		-	36,597	-	36,597
-	514,605	514,605		Specialty Underwriting & Residential Finance, 0.370%, 12/25/36		-	511,362	-	511,362
						14,735,506	13,860,997	-	28,596,503

				Other Asset-Backed Securities:	8.3%
-	3,000,000	3,000,000	#	1776 CLO Ltd. 2006-1A D, 1.982%, 05/08/20		-	2,980,482	-	2,980,482
1,332,536	-	1,332,536		Access Group, Inc., 1.534%, 10/27/25		1,337,523	-	-	1,337,523
-	575,981	575,981	#	AMMC CLO IV Ltd., 1.034%, 03/25/17		-	575,981	-	575,981

27

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
500,000	-	500,000	#	Apidos Cinco CDO Ltd., 2.483%, 05/14/20	490,138	-	-	490,138
-	5,150,000	5,150,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	-	5,205,100	-	5,205,100
-	1,500,000	1,500,000	#	Ares XII CLO Ltd., 3.483%, 11/25/20	-	1,477,944	-	1,477,944
939,275	-	939,275		Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W11, 1.295%, 11/25/34	806,607	-	-	806,607
-	6,750,000	6,750,000	#	Atrium V, 0.922%, 07/20/20	-	6,549,586	-	6,549,586
-	1,000,000	1,000,000	#	Atrium V, 3.932%, 07/20/20	-	980,702	-	980,702
-	625,000	625,000	#	Babson CLO, Inc. 2005-III, 0.632%, 11/10/19	-	617,771	-	617,771
-	2,600,000	2,600,000	#	Babson CLO, Inc. 2005-III, 0.932%, 11/10/19	-	2,542,641	-	2,542,641
-	2,000,000	2,000,000	#	Babson CLO, Inc. 2005-III, 1.932%, 11/10/19	-	1,964,346	-	1,964,346
-	1,500,000	1,500,000		Babson Mid-Market CLO, Inc. 2007-II, 3.881%, 04/15/21	-	1,470,646	-	1,470,646
-	1,000,000	1,000,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.081%, 04/15/21	-	976,331	-	976,331
-	7,350,000	7,350,000	#	Babson Mid-Market CLO, Inc. 2007-II, 1.931%, 04/15/21	-	7,082,930	-	7,082,930
427,268	-	427,268	#	Belhurst CLO Ltd., 0.491%, 01/15/20	427,252	-	-	427,252
-	2,250,000	2,250,000	#	Belhurst CLO Ltd., 0.931%, 01/15/20	-	2,249,323	-	2,249,323
-	1,549,061	1,549,061	#	Black Diamond CLO 2005-1 Delaware Corp., 0.667%, 06/20/17	-	1,539,130	-	1,539,130
500,000	-	500,000	#	Black Diamond CLO 2005-1A C, 1.017%, 06/20/17	495,500	-	-	495,500
-	904,445	904,445	#	Black Diamond CLO Ltd., 0.597%, 06/20/17	-	902,626	-	902,626
-	1,250,000	1,250,000	#	BlackRock Senior Income Series V Ltd. 2007-5A D, 2.483%, 08/13/19	-	1,179,496	-	1,179,496
-	10,000,000	10,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	-	9,697,760	-	9,697,760
4,757,289	7,611,663	12,368,952	#	Callidus Debt Partners Clo Fund VI Ltd., 0.491%, 10/23/21	4,673,509	7,477,614	-	12,151,123
-	1,750,000	1,750,000	#	Callidus Debt Partners Clo Fund VI Ltd., 3.231%, 10/23/21	-	1,698,937	-	1,698,937
-	3,000,000	3,000,000	#	Canaras Summit CLO Ltd., 0.725%, 06/19/21	-	2,923,704	-	2,923,704
-	7,000,000	7,000,000	#	Canaras Summit CLO Ltd., 1.045%, 06/19/21	-	6,763,442	-	6,763,442
-	4,250,000	4,250,000	#	Carlyle High Yield Partners IX Ltd., 0.640%, 08/01/21	-	4,078,087	-	4,078,087
-	5,800,000	5,800,000	#	Carlyle High Yield Partners IX Ltd., 1.840%, 08/01/21	-	5,555,878	-	5,555,878
1,250,000	7,900,000	9,150,000	#	Carlyle Veyron CLO Ltd., 0.911%, 07/15/18	1,240,478	7,839,818	-	9,080,296
-	2,700,000	2,700,000	#	Carlyle Veyron CLO Ltd., 1.831%, 07/15/18	-	2,686,487	-	2,686,487
-	7,500,000	7,500,000	#	Castle Garden Funding, 0.984%, 10/27/20	-	7,355,017	-	7,355,017
-	2,500,000	2,500,000	#	Castle Garden Funding, 6.560%, 10/27/20	-	2,682,992	-	2,682,992
-	3,550,000	3,550,000	#	Castle Garden Funding, 4.984%, 10/27/20	-	3,560,998	-	3,560,998
-	70,177	70,177		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.910%, 10/25/32	-	65,885	-	65,885
-	171,532	171,532		Chase Funding Trust Series 2003-5 2A2, 0.770%, 07/25/33	-	161,146	-	161,146
-	4,450,000	4,450,000	#	CIFC Funding 2006-I Ltd., 1.831%, 10/20/20	-	4,325,467	-	4,325,467
-	2,101,184	2,101,184	#	CIFC Funding 2006-I Ltd., 4.231%, 10/20/20	-	2,095,965	-	2,095,965
-	10,400,000	10,400,000	#	CIFC Funding 2006-II Ltd., 1.834%, 03/01/21	-	10,048,168	-	10,048,168
-	5,344,486	5,344,486	#	CIFC Funding 2006-II Ltd., 4.234%, 03/01/21	-	5,259,354	-	5,259,354
4,200,000	-	4,200,000	#	CIFC Funding Ltd, 1.383%, 08/14/24	4,201,483	-	-	4,201,483
3,750,000	4,700,000	8,450,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	3,672,304	4,602,621	-	8,274,925
-	2,500,000	2,500,000	#	ColumbusNova CLO Ltd 2006-II, 0.982%, 04/04/18	-	2,461,372	-	2,461,372
-	2,000,000	2,000,000	#	ColumbusNova CLO Ltd 2006-II, 1.732%, 04/04/18	-	1,951,800	-	1,951,800
-	2,500,000	2,500,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	-	2,500,003	-	2,500,003
1,242,281	-	1,242,281		Countrywide Asset-Backed Certificates, 2.555%, 01/25/34	913,698	-	-	913,698
834,943	-	834,943		Countrywide Asset-Backed Certificates, 0.350%, 08/25/36	819,472	-	-	819,472
590,381	-	590,381		Countrywide Asset-Backed Certificates, 0.350%, 09/25/36	578,279	-	-	578,279
-	2,750,626	2,750,626		Countrywide Asset-Backed Certificates, 0.520%, 04/25/36	-	2,711,987	-	2,711,987
2,290,619	-	2,290,619		Countrywide Asset-Backed Certificates 2006-26 2A3, 0.340%, 06/25/37	2,095,795	-	-	2,095,795

28

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	15,169	15,169		Credit-Based Asset Servicing and Securitization, LLC, 0.215%, 11/25/36	-	8,609	-	8,609
-	3,000,000	3,000,000	#	Del Mar CLO I Ltd., 0.952%, 07/25/18	-	2,965,221	-	2,965,221
2,000,000	-	2,000,000	#	Denali Capital CLO VI Ltd., 1.931%, 04/21/20	1,990,138	-	-	1,990,138
-	3,100,000	3,100,000	#	Diamond Lake CLO Ltd., 1.834%, 12/01/19	-	3,015,203	-	3,015,203
-	6,500,000	6,500,000	#	Duane Street CLO II Ltd., 1.882%, 08/20/18	-	6,352,125	-	6,352,125
1,000,000	-	1,000,000	#	Duane Street CLO III Ltd., 0.990%, 01/11/21	984,057	-	-	984,057
500,000	7,500,000	8,000,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	485,651	7,284,773	-	7,770,424
-	15,500,000	15,500,000	#	Eaton Vance CDO IX Ltd., 0.881%, 04/20/19	-	15,274,351	-	15,274,351
-	477,007	477,007	#	Emporia Preferred Funding, 0.731%, 10/18/18	-	476,827	-	476,827
2,500,000	4,150,000	6,650,000	#	Fairway Loan Funding Co., 1.678%, 10/17/18	2,490,830	4,134,778	-	6,625,608
-	6,471,858	6,471,858		FBR Securitization Trust, 0.835%, 10/25/35	-	5,390,514	-	5,390,514
1,000,000	-	1,000,000	#	Flagship CLO V, 0.597%, 09/20/19	981,168	-	-	981,168
1,500,000	-	1,500,000	#	Flagship CLO V, 0.947%, 09/20/19	1,456,867	-	-	1,456,867
1,500,000	-	1,500,000	#	Flagship CLO V, 1.797%, 09/20/19	1,428,726	-	-	1,428,726
-	5,645,000	5,645,000	#	Fraser Sullivan CLO I Ltd., 2.041%, 03/15/20	-	5,502,328	-	5,502,328
-	5,100,000	5,100,000	#	Fraser Sullivan CLO II Ltd., 0.647%, 12/20/20	-	5,023,072	-	5,023,072
-	6,500,000	6,500,000	#	Fraser Sullivan CLO II Ltd., 0.967%, 12/20/20	-	6,348,355	-	6,348,355
-	3,250,000	3,250,000	#	Fraser Sullivan CLO II Ltd., 1.747%, 12/20/20	-	3,146,198	-	3,146,198
-	1,000,000	1,000,000	#	FRASR 2006-1A B 3/20, 0.711%, 03/15/20	-	995,981	-	995,981
-	1,600,000	1,600,000	#	Gale Force 3 CLO Ltd. 2007-3A D, 1.631%, 04/19/21	-	1,504,197	-	1,504,197
-	6,600,000	6,600,000	#	Gallatin CLO III 2007-1 Ltd., 1.482%, 05/15/21	-	6,379,065	-	6,379,065
5,000,000	2,500,000	7,500,000	#	Gallatin CLO III Ltd. 2007-1A A2L, 0.572%, 05/15/21	4,879,020	2,439,510	-	7,318,530
-	2,875,000	2,875,000	#	GoldenTree Loan Opportunities III Ltd., 1.482%, 05/01/22	-	2,734,093	-	2,734,093
-	4,125,000	4,125,000	#	Goldentree Loan Opportunities V Ltd., 3.481%, 10/18/21	-	4,100,782	-	4,100,782
-	2,500,000	2,500,000	#	Greens Creek Funding Ltd., 2.481%, 04/18/21	-	2,447,125	-	2,447,125
-	166,179	166,179		GSAMP Trust, 0.240%, 12/25/36	-	86,111	-	86,111
-	3,825,000	3,825,000	#	Gulf Stream - Compass CLO, 2.233%, 10/28/19	-	3,852,425	-	3,852,425
-	5,050,000	5,050,000	#	Gulf Stream - Compass CLO, 3.683%, 10/28/19	-	5,052,353	-	5,052,353
5,000,000	-	5,000,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 1.133%, 10/28/19	4,950,000	-	-	4,950,000
-	2,850,000	2,850,000	#	Gulf Stream - Sextant CLO, 0.931%, 08/21/20	-	2,821,001	-	2,821,001
-	2,740,000	2,740,000	#	Gulf Stream - Sextant CLO, 1.831%, 08/21/20	-	2,693,198	-	2,693,198
-	1,900,000	1,900,000	#	Gulf Stream-Rashinban CLO 2006-1 Ltd., 0.914%, 11/26/20	-	1,846,046	-	1,846,046
-	2,225,000	2,225,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	-	2,186,036	-	2,186,036
-	8,455,000	8,455,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 2.532%, 08/07/21	-	8,415,312	-	8,415,312
3,000,000	-	3,000,000	#	Hewett's Island CDO Ltd., 1.036%, 06/09/19	2,966,640	-	-	2,966,640
-	1,200,000	1,200,000	#	Hewett's Island Clo V Ltd., 0.935%, 12/05/18	-	1,190,172	-	1,190,172
2,549,402	-	2,549,402	#	Hillmark Funding, 0.481%, 05/21/21	2,520,892	-	-	2,520,892
-	2,700,000	2,700,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	-	2,578,516	-	2,578,516
-	4,110,000	4,110,000	#	Invitation Homes Trust, 2.254%, 06/17/31	-	4,070,908	-	4,070,908
2,000,000	-	2,000,000	#	Jersey Street CLO Ltd., 1.781%, 10/20/18	1,955,050	-	-	1,955,050
4,450,000	-	4,450,000		JP Morgan Mortgage Acquisition Trust 2007-CH5, 0.430%, 05/25/37	3,474,431	-	-	3,474,431
48,174	-	48,174		JPMorgan Mortgage Acquisition Corp., 0.230%, 03/25/47	47,153	-	-	47,153
-	1,200,000	1,200,000	#	Katonah IX CLO Ltd., 0.954%, 01/25/19	-	1,165,198	-	1,165,198
-	6,021,887	6,021,887	#	Kennecott Funding Ltd., 2.029%, 01/13/18	-	5,984,160	-	5,984,160
-	4,250,000	4,250,000	#	Kingsland III Ltd., 0.883%, 08/24/21	-	4,084,084	-	4,084,084
-	1,500,000	1,500,000	#	Landmark IX CDO Ltd., 1.681%, 04/15/21	-	1,425,123	-	1,425,123
-	1,500,000	1,500,000	#	LCM V Ltd, 1.597%, 03/21/19	-	1,425,524	-	1,425,524

29

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	1,250,000	1,250,000	#	LCM V Ltd., 3.647%, 03/21/19			-	1,226,396	-	1,226,396
-	2,551,855	2,551,855		Lehman XS Trust, 0.955%, 10/25/35			-	2,388,312	-	2,388,312
-	693,461	693,461		Lehman XS Trust, 0.435%, 08/25/35			-	676,461	-	676,461
-	1,800,000	1,800,000	#	LightPoint CLO V, 0.942%, 08/05/19			-	1,769,418	-	1,769,418
-	6,750,000	6,750,000	#	Lightpoint CLO V 2006-5A B, 2.031%, 04/15/18			-	6,749,453	-	6,749,453
58,753	-	58,753		Long Beach Mortgage Loan Trust, 0.730%, 10/25/34			55,093	-	-	55,093
2,500,000	-	2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20			2,653,427	-	-	2,653,427
-	5,500,000	5,500,000	#	Madison Park Funding II Ltd. 2006-2A D, 5.005%, 03/25/20			-	5,473,595	-	5,473,595
-	3,000,000	3,000,000	#	Madison Park Funding Ltd., 5.484%, 07/26/21			-	2,992,764	-	2,992,764
-	1,000,000	1,000,000	#	Madison Park Funding Ltd., 2.055%, 03/25/20			-	980,749	-	980,749
-	2,900,000	2,900,000	#	Momentum Capital Fund Ltd., 1.631%, 09/18/21			-	2,863,846	-	2,863,846
-	7,170,000	7,170,000	#	MSIM Peconic Bay Ltd., 2.231%, 07/20/19			-	7,213,386	-	7,213,386
-	12,750,000	12,750,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20			-	12,745,232	-	12,745,232
-	4,650,000	4,650,000	#	Muir Grove CLO Ltd., 3.234%, 03/25/20			-	4,643,146	-	4,643,146
-	2,500,000	2,500,000	#	Ocean Trails CLO I, 0.980%, 10/12/20			-	2,397,590	-	2,397,590
-	2,500,000	2,500,000		Park Place Securities, Inc., 0.890%, 03/25/35			-	2,286,505	-	2,286,505
2,500,000	3,500,000	6,000,000	#	Race Point IV CLO Ltd., 0.982%, 08/01/21			2,441,058	3,417,481	-	5,858,539
-	10,195,820	10,195,820		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.410%, 03/25/36			-	8,980,039	-	8,980,039
-	314,179	314,179		Securitized Asset Backed Receivables, LLC Trust, 0.230%, 12/25/36			-	116,053	-	116,053
-	1,750,000	1,750,000	#	Sierra CLO II Ltd., 1.632%, 01/22/21			-	1,692,266	-	1,692,266
-	837,614	837,614		Small Business Administration, 5.290%, 12/01/27			-	927,445	-	927,445
-	10,532,008	10,532,008		Small Business Administration, 5.160%, 02/01/28			-	11,654,598	-	11,654,598
-	6,457,099	6,457,099		Small Business Administration, 5.490%, 03/01/28			-	7,198,177	-	7,198,177
-	4,109,485	4,109,485		Small Business Administration, 5.902%, 02/10/18			-	4,419,829	-	4,419,829
-	4,177,206	4,177,206		Small Business Administration, 5.471%, 03/10/18			-	4,509,597	-	4,509,597
1,700,000	-	1,700,000		Specialty Underwriting & Residential Finance Trust Series 2005-BC2, 0.820%, 12/25/35			1,574,977	-	-	1,574,977
4,357,872	-	4,357,872	#	SpringCastle America Funding LLC, 2.700%, 05/25/23			4,356,952	-	-	4,356,952
-	2,500,000	2,500,000	#	St James River CLO Ltd. 2007-1A D, 2.539%, 06/11/21			-	2,451,128	-	2,451,128
-	534,136	534,136		Structured Asset Investment Loan Trust 2005-3, 0.740%, 04/25/35			-	534,444	-	534,444
2,000,000	2,000,000	4,000,000	#	Telos CLO 2006-1 Ltd., 1.930%, 10/11/21			1,942,382	1,942,382	-	3,884,764
-	2,010,000	2,010,000	#	Trade MAPS 1 Ltd., 2.412%, 12/10/18			-	2,007,990	-	2,007,990
1,500,000	-	1,500,000	#	Trimaran CLO VI Ltd., 1.782%, 11/01/18			1,489,151	-	-	1,489,151
2,082,759	-	2,082,759		Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 0.320%, 01/25/37			2,007,846	-	-	2,007,846
-	3,400,000	3,400,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18			-	3,395,549	-	3,395,549
-	750,000	750,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18			-	744,020	-	744,020
							68,883,547	379,596,662	-	448,480,209

U.S. TREASURY OBLIGATIONS:					13.2%
				U.S. Treasury Bonds:		3.1%
23,668,000	130,540,000	154,208,000		3.125%, due 08/15/44			25,485,632	140,565,080	-	166,050,712

				U.S. Treasury Notes:		10.1%
4,600,000	-	4,600,000		0.625%, due 08/31/17			4,554,897	-	-	4,554,897
-	44,088,000	44,088,000		0.625%, due 12/31/16			-	44,044,926	-	44,044,926
-	38,971,000	38,971,000		1.000%, due 12/15/17			-	38,884,212	-	38,884,212
87,885,000	92,123,000	180,008,000	L	1.500%, due 11/30/19			87,315,154	91,525,674	-	178,840,828

30

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	123,393,000	123,393,000		1.875%, due 11/30/21			-	122,689,290	-	122,689,290
-	44,854,000	44,854,000		2.000%, due 01/31/16			-	45,657,335	-	45,657,335
38,873,000	71,634,000	110,507,000		2.250%, due 11/15/24			39,140,252	72,126,484	-	111,266,736
200,000	-	200,000		2.375%, due 08/15/24			203,601	-	-	203,601
							131,213,904	414,927,921	-	546,141,825

U.S. GOVERNMENT AGENCY OBLIGATIONS:					24.3%
				Federal Home Loan Bank:		0.0%
-	1,915,000	1,915,000		2.500%, due 08/14/24			-	1,864,371	-	1,864,371

				Federal Home Loan Mortgage Corporation##:		5.5%
-	27,374	27,374		0.511%, due 12/15/29			-	27,507	-	27,507
27,000	12,600,000	12,627,000		0.750%, due 01/12/18			26,623	12,423,875	-	12,450,498
-	900,000	900,000		0.875%, due 03/07/18			-	889,511	-	889,511
-	13,600,000	13,600,000		1.000%, due 07/28/17			-	13,597,130	-	13,597,130
165,300	-	165,300		1.315%, due 10/25/44			166,892	-	-	166,892
794,922	-	794,922		1.515%, due 07/25/44			799,767	-	-	799,767
60,070	240,281	300,351		1.845%, due 09/01/35			62,866	251,462	-	314,328
195,893	-	195,893		1.875%, due 03/25/24			205,608	-	-	205,608
-	851,303	851,303		19.378%, due 03/15/35			-	1,201,952	-	1,201,952
-	2,135,432	2,135,432		2.222%, due 06/01/35			-	2,275,733	-	2,275,733
-	17,435	17,435		2.321%, due 06/01/24			-	18,386	-	18,386
9,031	-	9,031		2.375%, due 04/01/32			9,582	-	-	9,582
-	28,440	28,440		2.375%, due 11/01/31			-	30,280	-	30,280
-	99,944	99,944		2.375%, due 11/01/35			-	106,658	-	106,658
-	532,539	532,539		2.577%, due 01/01/29			-	565,074	-	565,074
-	3,647,599	3,647,599	^	23.977%, due 01/15/36			-	2,080,572	-	2,080,572
-	3,356,008	3,356,008		3.000%, due 02/01/27			-	3,493,456	-	3,493,456
-	6,062,042	6,062,042		3.000%, due 02/01/27			-	6,310,107	-	6,310,107
-	2,126,000	2,126,000	W	3.000%, due 12/15/42			-	2,147,758	-	2,147,758
-	776,014	776,014		3.261%, due 03/15/38			-	826,772	-	826,772
31,573,315	-	31,573,315		3.500%, due 01/01/45			32,874,008	-	-	32,874,008
2,985	23,878	26,863		3.500%, due 07/15/32			3,058	24,466	-	27,524
-	4,521,568	4,521,568		3.500%, due 08/01/42			-	4,708,381	-	4,708,381
-	800,000	800,000		3.750%, due 03/27/19			-	871,026	-	871,026
-	2,323,089	2,323,089		4.000%, due 03/15/41			-	2,417,791	-	2,417,791
-	2,028,219	2,028,219	^	4.000%, due 04/15/43			-	388,103	-	388,103
-	1,263,524	1,263,524		4.000%, due 09/01/44			-	1,348,879	-	1,348,879
-	5,553,927	5,553,927		4.000%, due 10/01/41			-	5,929,112	-	5,929,112
-	732,525	732,525		4.000%, due 11/01/41			-	782,010	-	782,010
-	1,408,659	1,408,659		4.000%, due 11/01/41			-	1,503,818	-	1,503,818
-	5,000,000	5,000,000	^	4.000%, due 11/15/38			-	1,335,086	-	1,335,086
-	6,601,228	6,601,228		4.000%, due 12/01/41			-	7,047,162	-	7,047,162
-	3,485,374	3,485,374		4.500%, due 01/15/42			-	3,814,349	-	3,814,349
219,388	60,575	279,963		4.500%, due 03/01/41			239,196	66,045	-	305,241
-	9,097,353	9,097,353		4.500%, due 05/01/40			-	9,874,825	-	9,874,825
-	54,465	54,465		4.500%, due 06/01/39			-	59,040	-	59,040
-	2,090,066	2,090,066		4.500%, due 08/01/41			-	2,269,553	-	2,269,553
-	2,002,526	2,002,526		4.500%, due 08/01/41			-	2,173,221	-	2,173,221

31

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	2,563,751	2,563,751		4.500%, due 08/01/41	-	2,781,773	-	2,781,773
-	89,887	89,887		4.500%, due 09/01/40	-	97,573	-	97,573
-	867,226	867,226		4.500%, due 09/01/41	-	941,655	-	941,655
-	2,132,206	2,132,206		4.500%, due 09/01/41	-	2,314,152	-	2,314,152
-	3,406,328	3,406,328		4.500%, due 09/01/41	-	3,698,190	-	3,698,190
-	815,871	815,871		4.500%, due 09/01/41	-	885,904	-	885,904
-	338,526	338,526		4.500%, due 10/01/39	-	367,099	-	367,099
-	4,509,189	4,509,189		4.500%, due 10/01/41	-	4,893,929	-	4,893,929
-	6,822,577	6,822,577	^	4.500%, due 12/15/40	-	1,199,621	-	1,199,621
-	981,527	981,527	^	4.908%, due 03/15/33	-	1,032,977	-	1,032,977
-	1,276,774	1,276,774		5.000%, due 01/01/41	-	1,410,975	-	1,410,975
-	3,339,503	3,339,503		5.000%, due 02/15/35	-	3,587,229	-	3,587,229
-	3,219,947	3,219,947		5.000%, due 02/15/35	-	3,429,982	-	3,429,982
-	457,535	457,535		5.000%, due 02/15/35	-	480,220	-	480,220
-	3,630,392	3,630,392	^	5.000%, due 02/15/40	-	706,867	-	706,867
-	116,689	116,689		5.000%, due 05/01/28	-	128,744	-	128,744
-	490,728	490,728		5.000%, due 05/01/35	-	543,345	-	543,345
-	730,332	730,332		5.000%, due 12/15/17	-	763,698	-	763,698
-	4,492,189	4,492,189	^	5.000%, due 12/15/43	-	876,653	-	876,653
-	62,519	62,519		5.400%, due 03/01/35	-	64,543	-	64,543
-	15,756	15,756		5.500%, due 01/01/19	-	17,576	-	17,576
-	30,491	30,491		5.500%, due 01/01/38	-	34,666	-	34,666
-	38,867	38,867		5.500%, due 01/01/38	-	43,472	-	43,472
-	145,970	145,970		5.500%, due 01/01/39	-	163,331	-	163,331
-	530,930	530,930		5.500%, due 02/01/38	-	593,225	-	593,225
-	404,443	404,443		5.500%, due 02/01/38	-	452,605	-	452,605
-	1,024,144	1,024,144		5.500%, due 02/15/33	-	1,123,432	-	1,123,432
-	10,711,275	10,711,275		5.500%, due 02/15/36	-	11,870,289	-	11,870,289
22,345	139,652	161,997		5.500%, due 03/01/23	24,925	155,778	-	180,703
-	42,164	42,164		5.500%, due 03/01/34	-	47,628	-	47,628
-	191,662	191,662		5.500%, due 03/01/37	-	214,542	-	214,542
-	254,389	254,389		5.500%, due 03/01/38	-	284,974	-	284,974
-	409,847	409,847		5.500%, due 03/01/39	-	458,418	-	458,418
-	520,905	520,905		5.500%, due 03/01/40	-	582,017	-	582,017
-	66,946	66,946		5.500%, due 04/01/37	-	74,922	-	74,922
419,423	29,698	449,121		5.500%, due 04/01/38	469,420	33,238	-	502,658
43,459	-	43,459		5.500%, due 05/01/23	48,477	-	-	48,477
-	22,535	22,535		5.500%, due 05/01/36	-	25,246	-	25,246
-	288,701	288,701		5.500%, due 05/01/37	-	323,259	-	323,259
-	219,746	219,746		5.500%, due 05/01/38	-	245,357	-	245,357
-	45,818	45,818		5.500%, due 05/01/38	-	51,294	-	51,294
294,828	-	294,828		5.500%, due 06/01/36	332,708	-	-	332,708
-	246,374	246,374		5.500%, due 06/01/38	-	275,705	-	275,705
-	820,452	820,452		5.500%, due 06/01/38	-	918,088	-	918,088
-	4,200,989	4,200,989		5.500%, due 06/15/37	-	4,674,613	-	4,674,613
-	529,578	529,578		5.500%, due 07/01/37	-	595,000	-	595,000
102,710	890,155	992,865		5.500%, due 07/01/38	114,934	996,097	-	1,111,031
-	131,596	131,596		5.500%, due 07/01/39	-	147,274	-	147,274
-	5,336,655	5,336,655		5.500%, due 07/15/37	-	5,923,551	-	5,923,551
-	178,368	178,368		5.500%, due 08/01/38	-	199,400	-	199,400
-	30,006	30,006		5.500%, due 08/01/38	-	33,498	-	33,498

32

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	416,341	416,341		5.500%, due 08/01/40	-	465,649	-	465,649
-	190,525	190,525		5.500%, due 08/01/40	-	213,124	-	213,124
-	177,404	177,404		5.500%, due 08/01/40	-	198,294	-	198,294
612	-	612		5.500%, due 08/15/30	648	-	-	648
-	6,828,753	6,828,753		5.500%, due 08/15/36	-	7,645,198	-	7,645,198
-	500,000	500,000		5.500%, due 08/23/17	-	559,047	-	559,047
-	183,209	183,209		5.500%, due 09/01/19	-	195,174	-	195,174
-	138,229	138,229		5.500%, due 09/01/37	-	154,570	-	154,570
-	34,507	34,507		5.500%, due 09/01/37	-	38,688	-	38,688
-	214,329	214,329		5.500%, due 09/01/38	-	239,688	-	239,688
-	1,483,123	1,483,123		5.500%, due 09/15/34	-	1,639,431	-	1,639,431
-	50,980	50,980		5.500%, due 10/01/37	-	56,929	-	56,929
-	191,258	191,258		5.500%, due 10/01/38	-	214,017	-	214,017
-	204,120	204,120		5.500%, due 10/01/38	-	228,480	-	228,480
-	35,732	35,732		5.500%, due 11/01/21	-	39,858	-	39,858
-	195,933	195,933		5.500%, due 11/01/37	-	219,321	-	219,321
-	25,405	25,405		5.500%, due 11/01/38	-	28,413	-	28,413
-	610,195	610,195		5.500%, due 11/01/38	-	681,056	-	681,056
-	1,739,823	1,739,823		5.500%, due 11/15/22	-	1,863,980	-	1,863,980
-	32,124	32,124		5.500%, due 12/01/36	-	35,965	-	35,965
508,692	-	508,692		5.500%, due 12/01/37	571,878	-	-	571,878
-	139,725	139,725		5.500%, due 12/01/37	-	155,899	-	155,899
-	45,992	45,992		5.500%, due 12/01/38	-	51,340	-	51,340
-	65,347	65,347		5.500%, due 12/01/38	-	73,516	-	73,516
-	92,506	92,506		5.500%, due 12/01/39	-	103,522	-	103,522
-	5,321,298	5,321,298	^	5.500%, due 12/15/18	-	288,070	-	288,070
-	861,757	861,757		5.500%, due 12/15/32	-	950,476	-	950,476
-	9,554	9,554		5.676%, due 03/01/36	-	10,152	-	10,152
-	22,741,348	22,741,348	^	5.789%, due 08/15/43	-	5,035,876	-	5,035,876
-	4,685,628	4,685,628	^	5.839%, due 05/15/36	-	521,149	-	521,149
-	6,161,647	6,161,647	^	5.889%, due 07/15/40	-	962,510	-	962,510
-	15,252,882	15,252,882	^	5.939%, due 09/15/44	-	2,954,065	-	2,954,065
-	31,859,967	31,859,967	^	5.989%, due 03/15/44	-	5,204,819	-	5,204,819
-	49,056,553	49,056,553	^	5.989%, due 03/15/44	-	7,614,386	-	7,614,386
-	193,386	193,386		6.000%, due 01/01/22	-	218,530	-	218,530
275,645	1,306,577	1,582,222		6.000%, due 01/01/38	311,617	1,477,086	-	1,788,703
-	1,346,102	1,346,102		6.000%, due 01/01/38	-	1,521,349	-	1,521,349
-	721,491	721,491		6.000%, due 01/15/29	-	794,338	-	794,338
-	742,419	742,419		6.000%, due 01/15/29	-	815,569	-	815,569
7,453	-	7,453		6.000%, due 02/01/22	8,426	-	-	8,426
-	22,158	22,158		6.000%, due 02/01/29	-	25,054	-	25,054
206,479	-	206,479		6.000%, due 02/01/38	233,221	-	-	233,221
-	212,726	212,726		6.000%, due 03/01/22	-	240,397	-	240,397
133,650	-	133,650		6.000%, due 03/01/23	151,127	-	-	151,127
-	1,051,251	1,051,251		6.000%, due 03/01/37	-	1,196,396	-	1,196,396
6,108	-	6,108		6.000%, due 04/01/38	6,903	-	-	6,903
-	1,062,975	1,062,975	^	6.000%, due 04/15/33	-	242,050	-	242,050
-	28,376	28,376		6.000%, due 05/01/35	-	32,499	-	32,499
17,299	-	17,299		6.000%, due 05/01/37	19,569	-	-	19,569
33,429	-	33,429		6.000%, due 05/01/39	37,803	-	-	37,803
35,773	-	35,773		6.000%, due 06/01/38	40,727	-	-	40,727

33

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined				Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
202,647	-	202,647		6.000%, due 07/01/37		229,443	-	-	229,443
6,023	-	6,023		6.000%, due 07/01/38		6,812	-	-	6,812
-	914,014	914,014		6.000%, due 07/15/32		-	1,007,690	-	1,007,690
193,544	-	193,544		6.000%, due 08/01/37		219,074	-	-	219,074
-	77,555	77,555		6.000%, due 08/01/37		-	87,722	-	87,722
134,229	-	134,229		6.000%, due 08/01/38		152,512	-	-	152,512
473,111	79,056	552,167		6.000%, due 08/01/39		535,451	89,473	-	624,924
-	1,789,135	1,789,135		6.000%, due 09/01/27		-	2,026,170	-	2,026,170
1,476,209	-	1,476,209		6.000%, due 09/01/37		1,668,720	-	-	1,668,720
-	8,774	8,774		6.000%, due 09/01/39		-	9,932	-	9,932
528	-	528		6.000%, due 10/01/17		542	-	-	542
-	551,009	551,009		6.000%, due 10/01/22		-	623,276	-	623,276
2,600	-	2,600		6.000%, due 10/01/37		2,968	-	-	2,968
-	9,134,348	9,134,348		6.000%, due 10/15/37		-	9,962,742	-	9,962,742
-	507,965	507,965		6.000%, due 11/01/37		-	573,785	-	573,785
-	61,198	61,198		6.000%, due 11/01/37		-	69,279	-	69,279
210,676	-	210,676		6.000%, due 11/01/38		239,034	-	-	239,034
21,419	-	21,419		6.000%, due 12/01/37		24,205	-	-	24,205
-	66,859	66,859		6.000%, due 12/01/37		-	75,518	-	75,518
-	979,479	979,479		6.000%, due 12/01/37		-	1,106,842	-	1,106,842
-	18,303,795	18,303,795	^	6.039%, due 07/15/39		-	2,780,356	-	2,780,356
-	21,182,950	21,182,950	^	6.039%, due 10/15/39		-	3,144,323	-	3,144,323
-	4,093,365	4,093,365	^	6.324%, due 06/15/36		-	694,530	-	694,530
-	13,618,508	13,618,508	^	6.389%, due 05/15/41		-	2,909,779	-	2,909,779
-	33,247,902	33,247,902	^	6.389%, due 11/15/41		-	7,813,357	-	7,813,357
-	17,933,800	17,933,800	^	6.439%, due 01/15/40		-	3,042,616	-	3,042,616
-	11,738,366	11,738,366	^	6.439%, due 03/15/35		-	1,636,980	-	1,636,980
-	4,964,081	4,964,081	^	6.439%, due 09/15/33		-	935,354	-	935,354
-	25,504,078	25,504,078	^	6.439%, due 09/15/42		-	6,042,008	-	6,042,008
-	7,486,580	7,486,580	^	6.439%, due 12/15/39		-	977,862	-	977,862
-	471,960	471,960		6.500%, due 02/25/43		-	544,361	-	544,361
-	5,743,997	5,743,997		6.500%, due 03/15/42		-	6,505,395	-	6,505,395
-	15,123	15,123		6.500%, due 07/01/19		-	17,189	-	17,189
-	2,977,902	2,977,902		6.500%, due 09/01/34		-	3,389,304	-	3,389,304
-	14,213,884	14,213,884	^	6.539%, due 04/15/40		-	2,730,422	-	2,730,422
-	17,985,769	17,985,769	^	6.539%, due 11/15/25		-	2,704,723	-	2,704,723
-	19,976	19,976		7.000%, due 11/01/31		-	20,946	-	20,946
-	22,905	22,905		8.250%, due 08/15/21		-	25,786	-	25,786
						39,838,744	258,376,374	-	298,215,118

				Federal National Mortgage Association##:	14.8%
200,695	-	200,695		0.230%, due 07/25/37		194,894	-	-	194,894
54,744	-	54,744		0.290%, due 03/25/34		54,510	-	-	54,510
-	15,200,000	15,200,000		0.370%, due 10/27/37		-	14,981,994	-	14,981,994
-	18,762	18,762		0.670%, due 03/25/17		-	18,835	-	18,835
-	4,800,000	4,800,000		0.875%, due 02/08/18		-	4,746,850	-	4,746,850
-	900,000	900,000		0.875%, due 05/21/18		-	885,408	-	885,408
-	11,700,000	11,700,000		0.875%, due 08/28/17		-	11,650,860	-	11,650,860
-	21,000,000	21,000,000		0.875%, due 12/20/17		-	20,775,300	-	20,775,300
-	94,506	94,506		1.070%, due 04/25/32		-	96,913	-	96,913
-	82,042	82,042		1.313%, due 08/01/42		-	84,701	-	84,701

34

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	100,263	100,263		1.313%, due 08/01/42	-	102,975	-	102,975
46,564	93,127	139,691		1.313%, due 10/01/44	47,686	95,372	-	143,058
72,632	-	72,632		1.313%, due 10/01/44	74,557	-	-	74,557
442,987	-	442,987		1.504%, due 02/01/33	463,410	-	-	463,410
36,732	-	36,732		1.670%, due 04/25/24	38,128	-	-	38,128
280,292	-	280,292		1.748%, due 09/01/35	297,874	-	-	297,874
2,767	-	2,767		1.750%, due 02/01/20	2,777	-	-	2,777
-	35,000,000	35,000,000		1.750%, due 06/20/19	-	35,195,055	-	35,195,055
-	942,117	942,117		1.871%, due 08/01/35	-	989,678	-	989,678
89,733	-	89,733		1.941%, due 08/01/35	96,185	-	-	96,185
-	386,461	386,461		1.977%, due 04/01/35	-	405,254	-	405,254
-	26,574	26,574		10.000%, due 02/25/19	-	28,966	-	28,966
-	1,617,345	1,617,345		15.076%, due 03/25/38	-	2,028,988	-	2,028,988
-	390,002	390,002		2.162%, due 02/01/34	-	419,730	-	419,730
-	909,890	909,890		2.197%, due 10/01/35	-	983,316	-	983,316
-	580,061	580,061		2.278%, due 10/01/35	-	623,486	-	623,486
172,404	-	172,404		2.300%, due 02/01/35	185,524	-	-	185,524
-	775,206	775,206		2.300%, due 10/01/35	-	823,449	-	823,449
900,000	-	900,000	^	2.310%, due 08/01/22	893,931	-	-	893,931
55,184	-	55,184		2.335%, due 04/01/32	57,282	-	-	57,282
4,825	-	4,825		2.340%, due 09/01/31	5,159	-	-	5,159
131,135	568,251	699,386		2.435%, due 09/01/34	140,846	610,334	-	751,180
454,742	1,868,129	2,322,871		2.485%, due 11/01/34	486,732	1,999,546	-	2,486,278
-	336,000	336,000	W	2.500%, due 12/25/27	-	341,460	-	341,460
5,165,505	-	5,165,505	^	2.790%, due 07/01/22	5,281,272	-	-	5,281,272
-	22,975	22,975		2.989%, due 05/01/36	-	24,008	-	24,008
-	224,874	224,874		23.322%, due 07/25/35	-	286,839	-	286,839
-	555,413	555,413		24.489%, due 01/25/35	-	744,243	-	744,243
-	157,472	157,472		27.922%, due 02/25/34	-	212,364	-	212,364
-	11,300,519	11,300,519		3.000%, due 05/01/43	-	11,451,753	-	11,451,753
-	23,745,831	23,745,831		3.000%, due 07/01/43	-	24,060,709	-	24,060,709
-	3,327,758	3,327,758		3.000%, due 10/01/27	-	3,468,774	-	3,468,774
-	10,335,931	10,335,931	^	3.000%, due 10/25/32	-	1,228,977	-	1,228,977
-	75,206,000	75,206,000	W	3.000%, due 11/25/42	-	75,891,961	-	75,891,961
2,695,438	-	2,695,438		3.010%, due 06/01/22	2,798,626	-	-	2,798,626
3,415,779	-	3,415,779		3.156%, due 05/01/22	3,588,157	-	-	3,588,157
284,052	-	284,052		3.330%, due 11/01/21	298,882	-	-	298,882
-	10,969,000	10,969,000	W	3.500%, due 01/25/26	-	11,588,574	-	11,588,574
-	894,924	894,924		3.500%, due 03/01/43	-	934,358	-	934,358
-	24,412,000	24,412,000	W	3.500%, due 07/25/41	-	25,383,718	-	25,383,718
-	903,000	903,000		3.500%, due 08/01/42	-	942,736	-	942,736
-	1,775,033	1,775,033		3.500%, due 08/01/42	-	1,853,780	-	1,853,780
-	4,741,045	4,741,045		3.500%, due 08/01/42	-	4,949,207	-	4,949,207
-	774,216	774,216	^	3.500%, due 08/25/43	-	145,561	-	145,561
-	1,687,401	1,687,401		3.500%, due 10/01/42	-	1,761,572	-	1,761,572
-	2,717,021	2,717,021		3.500%, due 12/01/41	-	2,839,014	-	2,839,014
-	549,597	549,597		32.603%, due 11/25/36	-	949,125	-	949,125
42,703	-	42,703		4.000%, due 01/01/25	45,511	-	-	45,511
493,334	-	493,334		4.000%, due 01/01/26	527,254	-	-	527,254
280,913	-	280,913		4.000%, due 01/01/26	301,078	-	-	301,078
-	7,074	7,074		4.000%, due 01/01/26	-	7,500	-	7,500

35

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	1,965	1,965	4.000%, due 01/01/26	-	2,100	-	2,100
-	233,608	233,608	4.000%, due 01/01/26	-	249,659	-	249,659
19,930	-	19,930	4.000%, due 02/01/25	21,241	-	-	21,241
12,733	-	12,733	4.000%, due 02/01/26	13,653	-	-	13,653
26,755	-	26,755	4.000%, due 02/01/26	28,665	-	-	28,665
-	36,772	36,772	4.000%, due 02/01/26	-	39,397	-	39,397
-	69,922	69,922	4.000%, due 02/01/31	-	75,412	-	75,412
56,126	-	56,126	4.000%, due 03/01/24	59,480	-	-	59,480
79,378	-	79,378	4.000%, due 03/01/24	84,332	-	-	84,332
-	3,485,814	3,485,814	4.000%, due 03/01/24	-	3,703,579	-	3,703,579
159,461	-	159,461	4.000%, due 03/01/26	169,717	-	-	169,717
84,542	-	84,542	4.000%, due 04/01/24	89,762	-	-	89,762
57,305	-	57,305	4.000%, due 04/01/24	60,751	-	-	60,751
66,483	-	66,483	4.000%, due 04/01/24	70,575	-	-	70,575
84,194	-	84,194	4.000%, due 04/01/24	89,231	-	-	89,231
84,928	-	84,928	4.000%, due 04/01/24	90,121	-	-	90,121
661,873	-	661,873	4.000%, due 04/01/24	705,068	-	-	705,068
21,761	-	21,761	4.000%, due 04/01/25	23,067	-	-	23,067
91,923	-	91,923	4.000%, due 04/01/26	98,479	-	-	98,479
1,603,237	-	1,603,237	4.000%, due 04/01/26	1,717,517	-	-	1,717,517
20,297	-	20,297	4.000%, due 04/01/26	21,627	-	-	21,627
26,499	-	26,499	4.000%, due 04/01/26	28,265	-	-	28,265
-	12,014	12,014	4.000%, due 04/01/26	-	12,873	-	12,873
-	41,534	41,534	4.000%, due 04/01/26	-	44,502	-	44,502
-	848,330	848,330	4.000%, due 05/01/19	-	899,028	-	899,028
-	486,239	486,239	4.000%, due 05/01/20	-	515,393	-	515,393
63,637	-	63,637	4.000%, due 05/01/24	67,791	-	-	67,791
591,177	-	591,177	4.000%, due 05/01/24	629,797	-	-	629,797
79,982	-	79,982	4.000%, due 05/01/24	85,253	-	-	85,253
521,968	-	521,968	4.000%, due 05/01/24	555,998	-	-	555,998
59,404	-	59,404	4.000%, due 05/01/24	63,258	-	-	63,258
599,019	-	599,019	4.000%, due 05/01/24	638,207	-	-	638,207
519,300	-	519,300	4.000%, due 05/01/24	550,510	-	-	550,510
105,929	-	105,929	4.000%, due 05/01/24	112,557	-	-	112,557
87,445	-	87,445	4.000%, due 05/01/24	93,205	-	-	93,205
14,638	-	14,638	4.000%, due 05/01/25	15,644	-	-	15,644
77,908	-	77,908	4.000%, due 05/01/26	83,423	-	-	83,423
-	41,325	41,325	4.000%, due 05/01/26	-	44,280	-	44,280
-	18,915	18,915	4.000%, due 05/01/29	-	20,375	-	20,375
-	4,715	4,715	4.000%, due 06/01/19	-	4,997	-	4,997
654,635	-	654,635	4.000%, due 06/01/24	697,854	-	-	697,854
581,858	-	581,858	4.000%, due 06/01/24	618,334	-	-	618,334
-	2,452,063	2,452,063	4.000%, due 06/01/24	-	2,613,131	-	2,613,131
10,936	5,984	16,920	4.000%, due 06/01/25	11,594	6,344	-	17,938
-	147,448	147,448	4.000%, due 06/01/25	-	156,319	-	156,319
57,813	-	57,813	4.000%, due 06/01/26	61,930	-	-	61,930
54,994	-	54,994	4.000%, due 06/01/26	58,469	-	-	58,469
140,287	-	140,287	4.000%, due 06/01/26	150,261	-	-	150,261
-	306,436	306,436	4.000%, due 06/01/26	-	325,732	-	325,732
-	40,288	40,288	4.000%, due 06/01/26	-	43,160	-	43,160
-	86,783	86,783	4.000%, due 06/01/26	-	92,949	-	92,949

36

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
39,648	-	39,648		4.000%, due 07/01/18	41,999	-	-	41,999
-	10,441	10,441		4.000%, due 07/01/18	-	11,069	-	11,069
-	156,521	156,521		4.000%, due 07/01/21	-	167,207	-	167,207
63,300	-	63,300		4.000%, due 07/01/24	67,463	-	-	67,463
73,456	-	73,456		4.000%, due 07/01/25	78,511	-	-	78,511
181,229	-	181,229		4.000%, due 07/01/26	192,147	-	-	192,147
70,156	-	70,156		4.000%, due 07/01/26	75,153	-	-	75,153
-	3,017,747	3,017,747		4.000%, due 07/01/42	-	3,225,451	-	3,225,451
-	8,915,143	8,915,143		4.000%, due 07/01/42	-	9,528,750	-	9,528,750
-	3,828,473	3,828,473		4.000%, due 07/01/42	-	4,091,977	-	4,091,977
-	903,334	903,334		4.000%, due 07/01/42	-	965,508	-	965,508
172,714	-	172,714		4.000%, due 08/01/18	183,145	-	-	183,145
163,281	-	163,281		4.000%, due 08/01/19	173,018	-	-	173,018
33,589	-	33,589		4.000%, due 08/01/24	35,799	-	-	35,799
-	7,032	7,032		4.000%, due 08/01/25	-	7,515	-	7,515
-	9,268	9,268		4.000%, due 08/01/25	-	9,908	-	9,908
-	250,248	250,248		4.000%, due 08/01/26	-	268,138	-	268,138
-	2,324,932	2,324,932		4.000%, due 08/01/42	-	2,484,952	-	2,484,952
-	854,034	854,034		4.000%, due 08/01/42	-	912,815	-	912,815
-	1,001,995	1,001,995		4.000%, due 08/01/42	-	1,070,960	-	1,070,960
-	6,966,000	6,966,000	W	4.000%, due 08/25/40	-	7,435,033	-	7,435,033
-	1,204,167	1,204,167	^	4.000%, due 08/25/43	-	240,082	-	240,082
844,218	-	844,218		4.000%, due 09/01/18	894,614	-	-	894,614
52,540	-	52,540		4.000%, due 09/01/24	55,988	-	-	55,988
-	6,945	6,945		4.000%, due 09/01/25	-	7,424	-	7,424
-	399,830	399,830		4.000%, due 09/01/26	-	428,403	-	428,403
-	586,977	586,977		4.000%, due 10/01/18	-	622,289	-	622,289
211,520	-	211,520		4.000%, due 10/01/24	225,407	-	-	225,407
26,632	-	26,632		4.000%, due 10/01/25	28,364	-	-	28,364
-	679,200	679,200		4.000%, due 10/01/25	-	725,870	-	725,870
43,171	-	43,171		4.000%, due 10/01/31	46,171	-	-	46,171
-	875,670	875,670		4.000%, due 10/01/43	-	935,940	-	935,940
-	1,719,393	1,719,393		4.000%, due 10/01/43	-	1,837,734	-	1,837,734
-	1,265,167	1,265,167	^	4.000%, due 11/01/18	-	68,540	-	68,540
33,130	-	33,130		4.000%, due 11/01/25	35,392	-	-	35,392
-	166,354	166,354		4.000%, due 11/01/25	-	177,888	-	177,888
-	139,689	139,689		4.000%, due 11/01/30	-	150,517	-	150,517
-	140,631	140,631		4.000%, due 12/01/18	-	149,025	-	149,025
-	1,050,451	1,050,451		4.000%, due 12/01/24	-	1,119,435	-	1,119,435
-	39,217,860	39,217,860		4.000%, due 12/01/39	-	41,917,131	-	41,917,131
25,686,436	-	25,686,436		4.000%, due 12/01/44	27,455,322	-	-	27,455,322
35,708	221,389	257,097		4.371%, due 12/01/36	38,150	236,528	-	274,678
30,459	-	30,459		4.500%, due 01/01/20	32,048	-	-	32,048
-	137,559	137,559		4.500%, due 01/01/25	-	148,710	-	148,710
220,669	-	220,669		4.500%, due 01/01/26	238,502	-	-	238,502
-	65,166	65,166		4.500%, due 01/01/34	-	71,029	-	71,029
-	402,381	402,381		4.500%, due 01/01/37	-	438,608	-	438,608
-	131,503	131,503		4.500%, due 01/01/39	-	142,748	-	142,748
-	8,354,869	8,354,869		4.500%, due 01/01/40	-	9,083,912	-	9,083,912
-	2,240,439	2,240,439		4.500%, due 01/01/40	-	2,435,917	-	2,435,917
-	10,417	10,417		4.500%, due 01/01/40	-	11,308	-	11,308

37

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	831,974	831,974	4.500%, due 01/01/41	-	904,459	-	904,459
-	274,678	274,678	4.500%, due 01/01/41	-	298,568	-	298,568
-	60,903	60,903	4.500%, due 01/01/41	-	66,212	-	66,212
-	675,978	675,978	4.500%, due 01/01/41	-	734,822	-	734,822
-	2,509,792	2,509,792	4.500%, due 01/01/41	-	2,728,226	-	2,728,226
-	6,115,724	6,115,724	4.500%, due 01/01/41	-	6,654,471	-	6,654,471
-	221,028	221,028	4.500%, due 01/01/42	-	240,283	-	240,283
-	55,877	55,877	4.500%, due 01/01/42	-	61,110	-	61,110
-	137,978	137,978	4.500%, due 01/01/42	-	149,935	-	149,935
-	29,542	29,542	4.500%, due 01/01/43	-	32,069	-	32,069
607,118	-	607,118	4.500%, due 02/01/18	637,911	-	-	637,911
4,937	-	4,937	4.500%, due 02/01/18	5,188	-	-	5,188
-	142,984	142,984	4.500%, due 02/01/20	-	150,572	-	150,572
-	143,637	143,637	4.500%, due 02/01/25	-	154,233	-	154,233
206,812	-	206,812	4.500%, due 02/01/31	225,913	-	-	225,913
-	459,188	459,188	4.500%, due 02/01/36	-	498,457	-	498,457
-	17,569	17,569	4.500%, due 02/01/38	-	19,107	-	19,107
2,461	-	2,461	4.500%, due 02/01/39	2,672	-	-	2,672
-	174,586	174,586	4.500%, due 02/01/39	-	189,832	-	189,832
-	898,574	898,574	4.500%, due 02/01/40	-	976,678	-	976,678
-	416,140	416,140	4.500%, due 02/01/40	-	452,265	-	452,265
-	223,549	223,549	4.500%, due 02/01/41	-	242,984	-	242,984
-	6,811,128	6,811,128	4.500%, due 02/01/41	-	7,404,370	-	7,404,370
-	153,439	153,439	4.500%, due 02/01/41	-	166,773	-	166,773
-	307,914	307,914	4.500%, due 02/01/41	-	334,788	-	334,788
-	414,558	414,558	4.500%, due 02/01/41	-	450,665	-	450,665
-	438,362	438,362	4.500%, due 02/01/41	-	476,555	-	476,555
-	38,557	38,557	4.500%, due 02/01/42	-	41,918	-	41,918
11,747	-	11,747	4.500%, due 03/01/19	12,345	-	-	12,345
-	2,683	2,683	4.500%, due 03/01/23	-	2,848	-	2,848
21,346	-	21,346	4.500%, due 03/01/24	23,057	-	-	23,057
-	80,880	80,880	4.500%, due 03/01/25	-	87,428	-	87,428
-	477,726	477,726	4.500%, due 03/01/26	-	508,808	-	508,808
648,923	-	648,923	4.500%, due 03/01/41	712,369	-	-	712,369
-	991,297	991,297	4.500%, due 03/01/41	-	1,077,425	-	1,077,425
-	159,681	159,681	4.500%, due 03/01/41	-	173,588	-	173,588
-	316,027	316,027	4.500%, due 03/01/41	-	343,453	-	343,453
-	155,675	155,675	4.500%, due 03/01/41	-	169,218	-	169,218
-	119,297	119,297	4.500%, due 03/01/41	-	129,644	-	129,644
-	413,687	413,687	4.500%, due 03/01/41	-	449,612	-	449,612
-	26,782	26,782	4.500%, due 03/01/41	-	29,114	-	29,114
-	426,078	426,078	4.500%, due 03/01/41	-	462,515	-	462,515
-	637,318	637,318	4.500%, due 03/01/41	-	692,161	-	692,161
-	226,704	226,704	4.500%, due 03/01/42	-	246,500	-	246,500
-	38,766	38,766	4.500%, due 03/01/42	-	42,283	-	42,283
-	8,272	8,272	4.500%, due 04/01/23	-	8,894	-	8,894
-	90,229	90,229	4.500%, due 04/01/24	-	97,452	-	97,452
-	383,844	383,844	4.500%, due 04/01/24	-	414,858	-	414,858
-	21,226	21,226	4.500%, due 04/01/25	-	22,944	-	22,944
-	60,213	60,213	4.500%, due 04/01/25	-	63,433	-	63,433
-	39,095	39,095	4.500%, due 04/01/25	-	42,265	-	42,265

38

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	2,266,189	2,266,189	4.500%, due 04/01/29	-	2,459,986	-	2,459,986
-	416,537	416,537	4.500%, due 04/01/39	-	452,158	-	452,158
-	83,474	83,474	4.500%, due 04/01/39	-	90,724	-	90,724
-	455,644	455,644	4.500%, due 04/01/39	-	495,560	-	495,560
-	329,228	329,228	4.500%, due 04/01/40	-	357,840	-	357,840
-	4,050,156	4,050,156	4.500%, due 04/01/40	-	4,401,878	-	4,401,878
-	64,031	64,031	4.500%, due 04/01/41	-	69,589	-	69,589
-	146,863	146,863	4.500%, due 04/01/41	-	159,464	-	159,464
-	2,382,763	2,382,763	4.500%, due 04/01/41	-	2,590,118	-	2,590,118
-	1,191,025	1,191,025	4.500%, due 04/01/41	-	1,294,587	-	1,294,587
-	522,617	522,617	4.500%, due 04/01/41	-	567,941	-	567,941
-	184,882	184,882	4.500%, due 04/01/41	-	200,969	-	200,969
-	74,008	74,008	4.500%, due 04/01/41	-	80,337	-	80,337
-	33,457	33,457	4.500%, due 04/01/41	-	36,362	-	36,362
-	206,270	206,270	4.500%, due 04/01/41	-	224,205	-	224,205
-	612,451	612,451	4.500%, due 04/01/41	-	665,620	-	665,620
-	326,919	326,919	4.500%, due 04/01/42	-	355,201	-	355,201
-	834,498	834,498	4.500%, due 05/01/23	-	897,418	-	897,418
-	52,606	52,606	4.500%, due 05/01/23	-	56,575	-	56,575
-	69,087	69,087	4.500%, due 05/01/23	-	74,277	-	74,277
-	203,636	203,636	4.500%, due 05/01/24	-	219,083	-	219,083
-	25,750	25,750	4.500%, due 05/01/24	-	27,825	-	27,825
-	136,246	136,246	4.500%, due 05/01/25	-	147,296	-	147,296
-	44,657	44,657	4.500%, due 05/01/26	-	46,973	-	46,973
-	275,288	275,288	4.500%, due 05/01/31	-	300,718	-	300,718
4,045,765	-	4,045,765	4.500%, due 05/01/39	4,419,746	-	-	4,419,746
453,985	-	453,985	4.500%, due 05/01/39	493,369	-	-	493,369
-	56,845	56,845	4.500%, due 05/01/39	-	62,111	-	62,111
-	16,323	16,323	4.500%, due 05/01/39	-	17,852	-	17,852
-	425,222	425,222	4.500%, due 05/01/39	-	462,083	-	462,083
-	3,257	3,257	4.500%, due 05/01/39	-	3,535	-	3,535
-	465,736	465,736	4.500%, due 05/01/39	-	506,249	-	506,249
663,582	-	663,582	4.500%, due 05/01/40	721,316	-	-	721,316
-	120,106	120,106	4.500%, due 05/01/40	-	130,377	-	130,377
-	1,482,410	1,482,410	4.500%, due 05/01/41	-	1,611,596	-	1,611,596
-	2,043,687	2,043,687	4.500%, due 05/01/41	-	2,221,066	-	2,221,066
-	317,069	317,069	4.500%, due 05/01/41	-	344,550	-	344,550
-	143,980	143,980	4.500%, due 05/01/41	-	156,487	-	156,487
-	14,374	14,374	4.500%, due 05/01/41	-	15,739	-	15,739
-	129,905	129,905	4.500%, due 05/01/41	-	141,195	-	141,195
-	25,744	25,744	4.500%, due 05/01/41	-	27,977	-	27,977
-	2,096,464	2,096,464	4.500%, due 05/01/41	-	2,279,875	-	2,279,875
-	752,221	752,221	4.500%, due 05/01/41	-	820,261	-	820,261
-	13,608,045	13,608,045	4.500%, due 05/01/41	-	14,796,759	-	14,796,759
1,061,783	-	1,061,783	4.500%, due 05/01/42	1,154,201	-	-	1,154,201
9,294	-	9,294	4.500%, due 06/01/18	9,766	-	-	9,766
-	2,237	2,237	4.500%, due 06/01/23	-	2,406	-	2,406
-	88,161	88,161	4.500%, due 06/01/24	-	95,342	-	95,342
13,696	-	13,696	4.500%, due 06/01/25	14,813	-	-	14,813
-	7,272	7,272	4.500%, due 06/01/25	-	7,861	-	7,861
-	115,213	115,213	4.500%, due 06/01/26	-	122,762	-	122,762

39

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	436,567	436,567	4.500%, due 06/01/29	-	473,901	-	473,901
-	32,983	32,983	4.500%, due 06/01/29	-	35,803	-	35,803
-	46,958	46,958	4.500%, due 06/01/30	-	50,974	-	50,974
-	5,333,916	5,333,916	4.500%, due 06/01/36	-	5,814,747	-	5,814,747
-	466,130	466,130	4.500%, due 06/01/39	-	506,577	-	506,577
-	41,865	41,865	4.500%, due 06/01/39	-	45,466	-	45,466
-	18,998	18,998	4.500%, due 06/01/40	-	20,655	-	20,655
-	238,382	238,382	4.500%, due 06/01/40	-	259,071	-	259,071
-	399,825	399,825	4.500%, due 06/01/40	-	434,542	-	434,542
-	1,672,535	1,672,535	4.500%, due 06/01/40	-	1,818,326	-	1,818,326
-	635,436	635,436	4.500%, due 06/01/40	-	690,605	-	690,605
-	1,453,185	1,453,185	4.500%, due 06/01/41	-	1,579,830	-	1,579,830
-	1,325,253	1,325,253	4.500%, due 06/01/41	-	1,440,489	-	1,440,489
-	66,879	66,879	4.500%, due 06/01/41	-	72,674	-	72,674
-	200,038	200,038	4.500%, due 06/01/41	-	217,433	-	217,433
32,276	-	32,276	4.500%, due 06/01/42	35,080	-	-	35,080
28,114	-	28,114	4.500%, due 07/01/18	29,548	-	-	29,548
-	245,900	245,900	4.500%, due 07/01/23	-	264,356	-	264,356
42,317	7,250	49,567	4.500%, due 07/01/25	45,521	7,798	-	53,319
-	974,451	974,451	4.500%, due 07/01/25	-	1,053,498	-	1,053,498
141,668	-	141,668	4.500%, due 07/01/26	153,243	-	-	153,243
-	111,732	111,732	4.500%, due 07/01/26	-	120,786	-	120,786
-	409,877	409,877	4.500%, due 07/01/29	-	449,258	-	449,258
-	22,939	22,939	4.500%, due 07/01/34	-	25,031	-	25,031
-	113,100	113,100	4.500%, due 07/01/39	-	123,005	-	123,005
-	243,085	243,085	4.500%, due 07/01/39	-	266,187	-	266,187
-	376,173	376,173	4.500%, due 07/01/39	-	408,342	-	408,342
-	645,028	645,028	4.500%, due 07/01/40	-	701,171	-	701,171
-	279,009	279,009	4.500%, due 07/01/40	-	303,013	-	303,013
-	430,138	430,138	4.500%, due 07/01/40	-	467,505	-	467,505
-	209,501	209,501	4.500%, due 07/01/41	-	227,689	-	227,689
-	534,197	534,197	4.500%, due 07/01/41	-	580,495	-	580,495
-	497,529	497,529	4.500%, due 07/01/41	-	540,870	-	540,870
-	591,320	591,320	4.500%, due 07/01/41	-	643,119	-	643,119
-	11,920	11,920	4.500%, due 07/01/41	-	12,958	-	12,958
-	265,273	265,273	4.500%, due 07/01/41	-	288,330	-	288,330
-	29,622	29,622	4.500%, due 07/01/41	-	32,193	-	32,193
-	73,550	73,550	4.500%, due 07/01/41	-	79,954	-	79,954
-	29,879	29,879	4.500%, due 08/01/20	-	31,630	-	31,630
-	130,041	130,041	4.500%, due 08/01/24	-	140,555	-	140,555
-	568,981	568,981	4.500%, due 08/01/39	-	618,747	-	618,747
-	1,295,952	1,295,952	4.500%, due 08/01/39	-	1,409,309	-	1,409,309
-	289,634	289,634	4.500%, due 08/01/39	-	314,898	-	314,898
-	378,911	378,911	4.500%, due 08/01/39	-	412,165	-	412,165
-	466,804	466,804	4.500%, due 08/01/40	-	507,677	-	507,677
-	13,785	13,785	4.500%, due 08/01/40	-	14,985	-	14,985
-	488,729	488,729	4.500%, due 08/01/40	-	530,892	-	530,892
-	6,698,300	6,698,300	4.500%, due 08/01/40	-	7,279,544	-	7,279,544
-	167,964	167,964	4.500%, due 08/01/40	-	182,630	-	182,630
-	74,748	74,748	4.500%, due 08/01/40	-	81,140	-	81,140
-	164,764	164,764	4.500%, due 08/01/40	-	179,059	-	179,059

40

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	18,179	18,179	4.500%, due 08/01/40	-	19,761	-	19,761
-	725,243	725,243	4.500%, due 08/01/40	-	788,260	-	788,260
-	15,225	15,225	4.500%, due 08/01/40	-	16,539	-	16,539
-	577,805	577,805	4.500%, due 08/01/41	-	627,870	-	627,870
-	248,442	248,442	4.500%, due 08/01/41	-	270,091	-	270,091
-	273,335	273,335	4.500%, due 08/01/41	-	296,841	-	296,841
-	682,913	682,913	4.500%, due 08/01/41	-	742,213	-	742,213
-	859,481	859,481	4.500%, due 08/01/41	-	936,386	-	936,386
-	208,435	208,435	4.500%, due 08/01/41	-	226,535	-	226,535
-	692,815	692,815	4.500%, due 08/01/41	-	753,044	-	753,044
-	93,981	93,981	4.500%, due 08/01/41	-	102,132	-	102,132
-	25,899	25,899	4.500%, due 08/01/42	-	28,428	-	28,428
-	31,674	31,674	4.500%, due 09/01/20	-	33,513	-	33,513
-	13,156	13,156	4.500%, due 09/01/24	-	14,207	-	14,207
-	89,995	89,995	4.500%, due 09/01/35	-	97,691	-	97,691
-	8,506	8,506	4.500%, due 09/01/35	-	9,284	-	9,284
-	150,024	150,024	4.500%, due 09/01/37	-	164,267	-	164,267
-	889,813	889,813	4.500%, due 09/01/39	-	968,029	-	968,029
-	90,731	90,731	4.500%, due 09/01/40	-	98,601	-	98,601
-	126,919	126,919	4.500%, due 09/01/40	-	137,983	-	137,983
-	1,068,137	1,068,137	4.500%, due 09/01/40	-	1,160,780	-	1,160,780
-	103,875	103,875	4.500%, due 09/01/40	-	112,886	-	112,886
-	77,779	77,779	4.500%, due 09/01/40	-	84,560	-	84,560
-	11,364	11,364	4.500%, due 09/01/40	-	12,352	-	12,352
-	644,329	644,329	4.500%, due 09/01/40	-	700,211	-	700,211
-	119,484	119,484	4.500%, due 09/01/40	-	129,870	-	129,870
-	682,757	682,757	4.500%, due 09/01/41	-	741,930	-	741,930
-	2,378,177	2,378,177	4.500%, due 09/01/41	-	2,586,105	-	2,586,105
-	85,927	85,927	4.500%, due 09/01/41	-	93,336	-	93,336
-	6,655,157	6,655,157	4.500%, due 09/01/41	-	7,233,577	-	7,233,577
-	6,810,908	6,810,908	4.500%, due 09/01/41	-	7,405,117	-	7,405,117
-	27,993	27,993	4.500%, due 09/01/41	-	30,430	-	30,430
-	16,096	16,096	4.500%, due 09/01/42	-	17,472	-	17,472
4,947	-	4,947	4.500%, due 10/01/17	5,198	-	-	5,198
69,997	-	69,997	4.500%, due 10/01/18	73,580	-	-	73,580
-	175,515	175,515	4.500%, due 10/01/25	-	190,525	-	190,525
-	8,823	8,823	4.500%, due 10/01/29	-	9,578	-	9,578
-	1,449,117	1,449,117	4.500%, due 10/01/30	-	1,582,852	-	1,582,852
-	188,269	188,269	4.500%, due 10/01/33	-	206,017	-	206,017
-	920,799	920,799	4.500%, due 10/01/39	-	1,000,909	-	1,000,909
-	205,609	205,609	4.500%, due 10/01/40	-	223,485	-	223,485
-	429,281	429,281	4.500%, due 10/01/40	-	468,652	-	468,652
-	708,427	708,427	4.500%, due 10/01/40	-	769,863	-	769,863
-	856,016	856,016	4.500%, due 10/01/40	-	930,822	-	930,822
-	299,136	299,136	4.500%, due 10/01/40	-	325,159	-	325,159
-	154,313	154,313	4.500%, due 10/01/41	-	167,770	-	167,770
-	220,858	220,858	4.500%, due 10/01/41	-	240,091	-	240,091
-	591,809	591,809	4.500%, due 10/01/41	-	643,474	-	643,474
-	736,424	736,424	4.500%, due 10/01/41	-	800,771	-	800,771
-	1,679,004	1,679,004	4.500%, due 10/01/41	-	1,824,947	-	1,824,947
-	4,671,540	4,671,540	4.500%, due 10/01/41	-	5,079,202	-	5,079,202

41

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	151,990	151,990		4.500%, due 10/01/41	-	165,172	-	165,172
-	3,964,888	3,964,888		4.500%, due 10/01/41	-	4,311,436	-	4,311,436
-	129,536	129,536		4.500%, due 11/01/17	-	136,134	-	136,134
-	91,220	91,220		4.500%, due 11/01/22	-	96,587	-	96,587
523,338	-	523,338		4.500%, due 11/01/24	565,731	-	-	565,731
-	174,362	174,362		4.500%, due 11/01/35	-	190,311	-	190,311
-	438,857	438,857		4.500%, due 11/01/39	-	476,783	-	476,783
-	54,829	54,829		4.500%, due 11/01/39	-	59,598	-	59,598
-	301,025	301,025		4.500%, due 11/01/40	-	327,324	-	327,324
-	3,861,184	3,861,184		4.500%, due 11/01/40	-	4,197,513	-	4,197,513
-	2,047,109	2,047,109		4.500%, due 11/01/40	-	2,222,798	-	2,222,798
-	399,201	399,201		4.500%, due 11/01/40	-	433,822	-	433,822
-	142,250	142,250		4.500%, due 11/01/40	-	154,607	-	154,607
-	790,092	790,092		4.500%, due 11/01/40	-	862,181	-	862,181
-	28,382	28,382		4.500%, due 11/01/41	-	30,839	-	30,839
-	1,544,003	1,544,003		4.500%, due 11/01/41	-	1,678,281	-	1,678,281
4,294	-	4,294		4.500%, due 12/01/16	4,512	-	-	4,512
-	82,325	82,325		4.500%, due 12/01/39	-	89,557	-	89,557
-	23,173	23,173		4.500%, due 12/01/39	-	25,196	-	25,196
97,831	-	97,831		4.500%, due 12/01/40	106,710	-	-	106,710
-	378,875	378,875		4.500%, due 12/01/40	-	411,889	-	411,889
-	136,287	136,287		4.500%, due 12/01/40	-	148,149	-	148,149
-	179,856	179,856		4.500%, due 12/01/40	-	195,485	-	195,485
-	682,934	682,934		4.500%, due 12/01/40	-	742,160	-	742,160
-	18,184	18,184		4.500%, due 12/01/40	-	19,765	-	19,765
-	511,416	511,416		4.500%, due 12/01/40	-	558,194	-	558,194
-	223,494	223,494		4.500%, due 12/01/40	-	242,979	-	242,979
-	198,724	198,724		4.500%, due 12/01/40	-	215,903	-	215,903
-	768,104	768,104		4.500%, due 12/01/41	-	835,213	-	835,213
-	3,455,805	3,455,805		4.500%, due 12/01/41	-	3,757,034	-	3,757,034
-	40,615	40,615		4.500%, due 12/01/43	-	44,120	-	44,120
-	439,628	439,628		4.939%, due 07/01/35	-	470,724	-	470,724
-	30,066,106	30,066,106	^	5.000%, due 01/25/41	-	4,404,357	-	4,404,357
-	262,319	262,319		5.000%, due 02/01/34	-	290,623	-	290,623
-	1,201,535	1,201,535		5.000%, due 02/01/35	-	1,331,119	-	1,331,119
-	780,399	780,399		5.000%, due 02/01/36	-	863,737	-	863,737
-	546,269	546,269		5.000%, due 03/01/34	-	605,230	-	605,230
-	1,345,720	1,345,720		5.000%, due 03/01/35	-	1,490,832	-	1,490,832
-	248,372	248,372		5.000%, due 03/01/36	-	274,994	-	274,994
-	470,936	470,936		5.000%, due 03/01/41	-	520,149	-	520,149
-	3,856	3,856		5.000%, due 04/01/23	-	4,257	-	4,257
-	269,463	269,463		5.000%, due 04/01/26	-	297,538	-	297,538
-	81,362	81,362		5.000%, due 04/01/28	-	89,839	-	89,839
-	124,291	124,291		5.000%, due 04/01/35	-	137,710	-	137,710
-	282,230	282,230		5.000%, due 04/01/36	-	312,520	-	312,520
193,173	-	193,173		5.000%, due 04/01/38	215,785	-	-	215,785
-	198,964	198,964		5.000%, due 04/01/39	-	219,693	-	219,693
-	230,226	230,226		5.000%, due 04/01/41	-	254,821	-	254,821
-	9,531,403	9,531,403	^	5.000%, due 04/25/42	-	2,073,080	-	2,073,080
-	312,791	312,791		5.000%, due 05/01/26	-	345,380	-	345,380
-	501,800	501,800		5.000%, due 05/01/33	-	554,082	-	554,082

42

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	41,785	41,785		5.000%, due 05/01/35	-	46,299	-	46,299
-	235,488	235,488		5.000%, due 05/01/36	-	260,935	-	260,935
-	800,533	800,533		5.000%, due 05/01/41	-	886,779	-	886,779
-	3,622,440	3,622,440	^	5.000%, due 05/25/18	-	199,471	-	199,471
-	1,009,326	1,009,326		5.000%, due 06/01/33	-	1,116,970	-	1,116,970
-	177,203	177,203		5.000%, due 06/01/34	-	196,216	-	196,216
-	3,226,322	3,226,322		5.000%, due 06/01/41	-	3,576,190	-	3,576,190
-	1,810,096	1,810,096		5.000%, due 06/01/41	-	2,004,475	-	2,004,475
-	1,775,711	1,775,711		5.000%, due 07/01/35	-	1,966,972	-	1,966,972
-	4,854,774	4,854,774		5.000%, due 07/01/35	-	5,377,540	-	5,377,540
-	1,580,925	1,580,925		5.000%, due 07/01/36	-	1,751,266	-	1,751,266
-	2,270,157	2,270,157		5.000%, due 07/01/37	-	2,515,551	-	2,515,551
-	5,690,556	5,690,556		5.000%, due 07/01/37	-	6,304,553	-	6,304,553
-	191,241	191,241		5.000%, due 07/01/39	-	211,310	-	211,310
-	1,422,568	1,422,568		5.000%, due 07/25/34	-	1,443,288	-	1,443,288
-	178,009	178,009		5.000%, due 08/01/27	-	196,555	-	196,555
-	82,552	82,552		5.000%, due 08/01/33	-	91,327	-	91,327
-	434,809	434,809		5.000%, due 08/01/35	-	481,280	-	481,280
-	1,094,847	1,094,847		5.000%, due 09/01/33	-	1,213,181	-	1,213,181
524,529	-	524,529		5.000%, due 09/01/35	580,565	-	-	580,565
-	23,323	23,323		5.000%, due 09/01/35	-	25,839	-	25,839
238,723	464,229	702,952		5.000%, due 10/01/35	264,433	514,226	-	778,659
-	13,326	13,326		5.000%, due 10/01/35	-	14,756	-	14,756
-	26,926	26,926		5.000%, due 11/01/34	-	29,817	-	29,817
-	1,535,839	1,535,839		5.000%, due 11/01/40	-	1,706,501	-	1,706,501
5,391	-	5,391		5.000%, due 12/01/23	5,953	-	-	5,953
-	80,537	80,537		5.000%, due 12/01/23	-	86,567	-	86,567
333,206	-	333,206		5.000%, due 12/01/35	368,922	-	-	368,922
-	6,710,053	6,710,053		5.000%, due 12/01/36	-	7,431,180	-	7,431,180
-	1,552	1,552		5.500%, due 01/01/18	-	1,640	-	1,640
-	127,342	127,342		5.500%, due 01/01/18	-	134,480	-	134,480
-	7,168	7,168		5.500%, due 01/01/20	-	7,577	-	7,577
-	40,210	40,210		5.500%, due 01/01/25	-	43,883	-	43,883
28,206	-	28,206		5.500%, due 01/01/29	31,522	-	-	31,522
-	10,186	10,186		5.500%, due 01/01/32	-	11,384	-	11,384
222,127	-	222,127		5.500%, due 01/01/34	250,151	-	-	250,151
-	115,325	115,325		5.500%, due 01/01/34	-	129,880	-	129,880
-	45,476	45,476		5.500%, due 01/01/34	-	51,014	-	51,014
-	3,031	3,031		5.500%, due 01/01/34	-	3,417	-	3,417
-	36,591	36,591		5.500%, due 01/01/34	-	41,170	-	41,170
57,694	-	57,694		5.500%, due 01/01/35	64,891	-	-	64,891
-	24,176	24,176		5.500%, due 01/01/35	-	27,177	-	27,177
-	117,150	117,150		5.500%, due 01/01/35	-	131,591	-	131,591
-	102,407	102,407		5.500%, due 01/01/35	-	115,592	-	115,592
78,157	-	78,157		5.500%, due 01/01/36	87,400	-	-	87,400
-	371,281	371,281		5.500%, due 01/01/36	-	416,174	-	416,174
-	368,374	368,374		5.500%, due 01/01/37	-	415,943	-	415,943
-	56,612	56,612		5.500%, due 01/01/37	-	63,272	-	63,272
-	2,145,470	2,145,470		5.500%, due 01/01/38	-	2,397,747	-	2,397,747
231,760	-	231,760		5.500%, due 01/01/39	259,041	-	-	259,041
-	488,072	488,072		5.500%, due 01/01/39	-	545,462	-	545,462

43

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	1,900,480	1,900,480	5.500%, due 01/01/39	-	2,123,950	-	2,123,950
-	2,924	2,924	5.500%, due 02/01/18	-	3,089	-	3,089
-	42,405	42,405	5.500%, due 02/01/18	-	44,806	-	44,806
-	7,251	7,251	5.500%, due 02/01/21	-	7,897	-	7,897
95,575	374,334	469,909	5.500%, due 02/01/24	106,813	418,351	-	525,164
35,632	5,620,208	5,655,840	5.500%, due 02/01/35	40,050	6,317,038	-	6,357,088
-	22,712	22,712	5.500%, due 02/01/35	-	25,608	-	25,608
-	3,636	3,636	5.500%, due 02/01/36	-	4,076	-	4,076
235,075	225,345	460,420	5.500%, due 02/01/37	262,837	251,958	-	514,795
-	5,461	5,461	5.500%, due 02/01/38	-	6,103	-	6,103
-	2,847	2,847	5.500%, due 02/01/38	-	3,184	-	3,184
-	2,494	2,494	5.500%, due 03/01/18	-	2,634	-	2,634
-	105,649	105,649	5.500%, due 03/01/35	-	119,241	-	119,241
-	1,257,113	1,257,113	5.500%, due 03/01/37	-	1,409,616	-	1,409,616
200,857	1,205,144	1,406,001	5.500%, due 03/01/38	227,195	1,363,171	-	1,590,366
-	98,602	98,602	5.500%, due 03/01/38	-	110,196	-	110,196
95,278	-	95,278	5.500%, due 03/01/39	107,396	-	-	107,396
-	756	756	5.500%, due 04/01/17	-	798	-	798
2,270	-	2,270	5.500%, due 04/01/21	2,417	-	-	2,417
22,574	-	22,574	5.500%, due 04/01/28	25,267	-	-	25,267
212,513	-	212,513	5.500%, due 04/01/33	239,513	-	-	239,513
-	3,594	3,594	5.500%, due 04/01/33	-	4,051	-	4,051
-	53,090	53,090	5.500%, due 04/01/36	-	59,363	-	59,363
-	45,885	45,885	5.500%, due 04/01/37	-	51,281	-	51,281
-	451,524	451,524	5.500%, due 04/01/38	-	504,617	-	504,617
-	99,248	99,248	5.500%, due 04/01/38	-	110,937	-	110,937
-	2,014	2,014	5.500%, due 04/01/38	-	2,251	-	2,251
36,774	-	36,774	5.500%, due 05/01/23	38,868	-	-	38,868
81,615	-	81,615	5.500%, due 05/01/37	91,212	-	-	91,212
10,416	-	10,416	5.500%, due 05/01/37	11,640	-	-	11,640
-	162,108	162,108	5.500%, due 05/01/37	-	181,170	-	181,170
-	2,593	2,593	5.500%, due 05/01/37	-	2,898	-	2,898
43,945	-	43,945	5.500%, due 05/01/38	49,112	-	-	49,112
-	1,556,316	1,556,316	5.500%, due 05/01/38	-	1,740,127	-	1,740,127
-	792,250	792,250	5.500%, due 05/01/38	-	886,044	-	886,044
-	13,017	13,017	5.500%, due 05/01/38	-	14,561	-	14,561
-	151,493	151,493	5.500%, due 05/01/40	-	169,642	-	169,642
-	656	656	5.500%, due 06/01/18	-	694	-	694
26,037	-	26,037	5.500%, due 06/01/22	28,440	-	-	28,440
178,531	212,715	391,246	5.500%, due 06/01/23	199,546	237,753	-	437,299
49,437	-	49,437	5.500%, due 06/01/34	55,566	-	-	55,566
87,045	-	87,045	5.500%, due 06/01/35	97,451	-	-	97,451
-	164,060	164,060	5.500%, due 06/01/37	-	183,351	-	183,351
-	151,362	151,362	5.500%, due 06/01/37	-	169,160	-	169,160
-	109,104	109,104	5.500%, due 06/01/37	-	121,933	-	121,933
1,578,009	11,785,187	13,363,196	5.500%, due 06/01/38	1,763,561	13,170,960	-	14,934,521
-	424,075	424,075	5.500%, due 06/01/38	-	473,940	-	473,940
-	126,129	126,129	5.500%, due 06/01/38	-	140,960	-	140,960
-	701,653	701,653	5.500%, due 06/01/39	-	792,431	-	792,431
-	1,247,245	1,247,245	5.500%, due 06/01/39	-	1,408,520	-	1,408,520
-	120,028	120,028	5.500%, due 06/01/40	-	134,327	-	134,327

44

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
90,635	-	90,635		5.500%, due 07/01/23	97,286	-	-	97,286
27,782	-	27,782		5.500%, due 07/01/23	30,341	-	-	30,341
250,763	-	250,763		5.500%, due 07/01/25	280,348	-	-	280,348
56,460	-	56,460		5.500%, due 07/01/26	63,099	-	-	63,099
54,100	-	54,100		5.500%, due 07/01/35	60,750	-	-	60,750
-	3,756,460	3,756,460		5.500%, due 07/01/36	-	4,222,333	-	4,222,333
-	125,234	125,234		5.500%, due 07/01/37	-	139,960	-	139,960
-	2,443	2,443		5.500%, due 07/01/38	-	2,731	-	2,731
-	319,684	319,684		5.500%, due 07/01/38	-	357,274	-	357,274
-	202,361	202,361		5.500%, due 07/01/38	-	228,546	-	228,546
-	86,778	86,778		5.500%, due 07/01/41	-	96,982	-	96,982
-	11,669	11,669		5.500%, due 08/01/25	-	12,740	-	12,740
25,450	-	25,450		5.500%, due 08/01/28	28,520	-	-	28,520
-	2,503,129	2,503,129		5.500%, due 08/01/35	-	2,826,012	-	2,826,012
-	2,148	2,148		5.500%, due 08/01/36	-	2,401	-	2,401
58,151	-	58,151		5.500%, due 08/01/37	65,293	-	-	65,293
-	185,489	185,489		5.500%, due 08/01/37	-	207,971	-	207,971
-	120,662	120,662		5.500%, due 08/01/37	-	134,850	-	134,850
48,954	-	48,954		5.500%, due 08/01/38	54,893	-	-	54,893
-	430,623	430,623		5.500%, due 08/01/38	-	481,258	-	481,258
-	112,785	112,785		5.500%, due 08/01/38	-	126,047	-	126,047
66,006	-	66,006		5.500%, due 09/01/23	72,725	-	-	72,725
57,392	-	57,392		5.500%, due 09/01/29	64,255	-	-	64,255
276,993	-	276,993		5.500%, due 09/01/36	311,497	-	-	311,497
-	186,231	186,231		5.500%, due 09/01/36	-	209,471	-	209,471
-	494,549	494,549		5.500%, due 09/01/37	-	552,701	-	552,701
450,369	4,466,949	4,917,318		5.500%, due 09/01/41	503,326	4,992,200	-	5,495,526
-	1,475,463	1,475,463		5.500%, due 09/01/41	-	1,654,144	-	1,654,144
-	574	574		5.500%, due 10/01/16	-	606	-	606
-	10,808	10,808		5.500%, due 10/01/18	-	11,424	-	11,424
236,596	-	236,596		5.500%, due 10/01/29	265,274	-	-	265,274
-	85,469	85,469		5.500%, due 10/01/33	-	95,519	-	95,519
-	85,722	85,722		5.500%, due 10/01/33	-	96,506	-	96,506
15,265	-	15,265		5.500%, due 10/01/35	17,119	-	-	17,119
-	3,992	3,992		5.500%, due 11/01/16	-	4,215	-	4,215
38,545	-	38,545		5.500%, due 11/01/22	40,762	-	-	40,762
2,107	-	2,107		5.500%, due 11/01/22	2,227	-	-	2,227
2,262	-	2,262		5.500%, due 11/01/22	2,392	-	-	2,392
21,745	-	21,745		5.500%, due 11/01/33	24,474	-	-	24,474
-	136,536	136,536		5.500%, due 11/01/33	-	152,591	-	152,591
-	35,110	35,110		5.500%, due 11/01/33	-	39,386	-	39,386
-	2,859	2,859		5.500%, due 11/01/33	-	3,207	-	3,207
-	53,893	53,893		5.500%, due 11/01/33	-	60,617	-	60,617
-	189,432	189,432		5.500%, due 11/01/34	-	213,083	-	213,083
-	82,482	82,482		5.500%, due 11/01/34	-	93,065	-	93,065
230,368	-	230,368		5.500%, due 11/01/35	258,485	-	-	258,485
-	2,483	2,483		5.500%, due 11/01/35	-	2,805	-	2,805
-	1,982	1,982		5.500%, due 11/01/37	-	2,215	-	2,215
897,959	-	897,959		5.500%, due 11/01/38	1,003,546	-	-	1,003,546
-	302,219	302,219		5.500%, due 11/01/38	-	337,877	-	337,877
-	10,135,881	10,135,881	^	5.500%, due 11/25/40	-	1,967,338	-	1,967,338

45

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	11,618	11,618		5.500%, due 12/01/16	-	12,267	-	12,267
-	2,472	2,472		5.500%, due 12/01/22	-	2,692	-	2,692
25,644	-	25,644		5.500%, due 12/01/27	28,674	-	-	28,674
48,808	-	48,808		5.500%, due 12/01/33	54,949	-	-	54,949
-	40,632	40,632		5.500%, due 12/01/33	-	45,409	-	45,409
-	72,709	72,709		5.500%, due 12/01/33	-	81,914	-	81,914
-	4,760	4,760		5.500%, due 12/01/33	-	5,362	-	5,362
-	919,106	919,106		5.500%, due 12/01/33	-	1,033,735	-	1,033,735
-	123,578	123,578		5.500%, due 12/01/33	-	139,502	-	139,502
-	403,099	403,099		5.500%, due 12/01/33	-	453,201	-	453,201
-	3,683	3,683		5.500%, due 12/01/34	-	4,137	-	4,137
64,793	-	64,793		5.500%, due 12/01/35	72,564	-	-	72,564
543,208	-	543,208		5.500%, due 12/01/35	609,128	-	-	609,128
-	3,553	3,553		5.500%, due 12/01/35	-	3,985	-	3,985
-	2,007	2,007		5.500%, due 12/01/35	-	2,251	-	2,251
5,355	-	5,355		5.500%, due 12/01/36	5,997	-	-	5,997
549,834	-	549,834		5.500%, due 12/01/36	615,577	-	-	615,577
12,929	-	12,929		5.500%, due 12/01/36	14,449	-	-	14,449
670,781	-	670,781		5.500%, due 12/01/36	749,656	-	-	749,656
-	6,287	6,287		5.500%, due 12/01/38	-	7,026	-	7,026
-	157,567	157,567		5.500%, due 12/01/38	-	176,129	-	176,129
-	1,714	1,714		5.500%, due 12/01/38	-	1,915	-	1,915
-	38,832,780	38,832,780	^	5.901%, due 11/25/40	-	5,110,456	-	5,110,456
-	29,008,405	29,008,405	^	5.931%, due 10/25/42	-	5,726,839	-	5,726,839
-	39,119,289	39,119,289	^	5.931%, due 12/25/42	-	7,999,425	-	7,999,425
-	4,600	4,600		6.000%, due 01/01/17	-	4,747	-	4,747
-	4,357	4,357		6.000%, due 01/01/17	-	4,441	-	4,441
8,965	-	8,965		6.000%, due 01/01/18	9,384	-	-	9,384
21,757	-	21,757		6.000%, due 01/01/23	24,641	-	-	24,641
-	1,158	1,158		6.000%, due 01/01/32	-	1,311	-	1,311
-	155,864	155,864		6.000%, due 01/01/33	-	178,123	-	178,123
-	2,864	2,864		6.000%, due 01/01/34	-	3,271	-	3,271
-	15,460	15,460		6.000%, due 01/01/36	-	17,644	-	17,644
2,692	-	2,692		6.000%, due 01/01/37	3,049	-	-	3,049
-	184,971	184,971		6.000%, due 01/01/37	-	209,948	-	209,948
-	4,741	4,741		6.000%, due 01/01/37	-	5,380	-	5,380
-	125,513	125,513		6.000%, due 01/01/37	-	142,480	-	142,480
-	16,555	16,555		6.000%, due 01/01/37	-	18,807	-	18,807
-	34,160	34,160		6.000%, due 01/01/37	-	38,694	-	38,694
-	59,066	59,066		6.000%, due 01/01/37	-	67,061	-	67,061
-	1,349,102	1,349,102		6.000%, due 01/01/38	-	1,551,186	-	1,551,186
-	4,994	4,994		6.000%, due 02/01/17	-	5,146	-	5,146
-	485	485		6.000%, due 02/01/17	-	502	-	502
-	225	225		6.000%, due 02/01/17	-	232	-	232
-	1,084	1,084		6.000%, due 02/01/18	-	1,137	-	1,137
134,360	-	134,360		6.000%, due 02/01/36	153,029	-	-	153,029
-	166,575	166,575		6.000%, due 02/01/36	-	189,460	-	189,460
-	141,814	141,814		6.000%, due 02/01/36	-	161,511	-	161,511
-	2,672	2,672		6.000%, due 02/01/36	-	3,044	-	3,044
14,650	-	14,650		6.000%, due 02/01/37	16,589	-	-	16,589
-	63,390	63,390		6.000%, due 02/01/37	-	72,047	-	72,047

46

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	53,498	53,498	6.000%, due 02/01/37	-	60,623	-	60,623
-	327,903	327,903	6.000%, due 02/01/37	-	372,429	-	372,429
-	81,754	81,754	6.000%, due 02/01/37	-	92,614	-	92,614
-	466,304	466,304	6.000%, due 02/01/38	-	528,017	-	528,017
-	157,296	157,296	6.000%, due 02/01/38	-	178,656	-	178,656
-	537,996	537,996	6.000%, due 02/01/38	-	610,945	-	610,945
-	1,927,989	1,927,989	6.000%, due 02/01/40	-	2,187,975	-	2,187,975
-	85	85	6.000%, due 03/01/17	-	88	-	88
-	3,241	3,241	6.000%, due 03/01/24	-	3,670	-	3,670
-	129,862	129,862	6.000%, due 03/01/36	-	148,060	-	148,060
-	121,109	121,109	6.000%, due 03/01/36	-	137,408	-	137,408
71,364	20,868	92,232	6.000%, due 03/01/37	81,030	23,695	-	104,725
41,450	-	41,450	6.000%, due 03/01/37	47,058	-	-	47,058
-	105,352	105,352	6.000%, due 03/01/37	-	119,595	-	119,595
-	40,258	40,258	6.000%, due 03/01/37	-	45,611	-	45,611
-	3,354	3,354	6.000%, due 03/01/37	-	3,801	-	3,801
-	394,221	394,221	6.000%, due 03/01/37	-	447,338	-	447,338
5,515	-	5,515	6.000%, due 03/01/38	6,339	-	-	6,339
-	52,512	52,512	6.000%, due 03/01/38	-	59,485	-	59,485
-	59,628	59,628	6.000%, due 03/01/38	-	67,671	-	67,671
-	12,544	12,544	6.000%, due 04/01/17	-	13,050	-	13,050
-	4,278	4,278	6.000%, due 04/01/17	-	4,335	-	4,335
-	3,703	3,703	6.000%, due 04/01/17	-	3,833	-	3,833
-	6,281	6,281	6.000%, due 04/01/17	-	6,486	-	6,486
-	20,179	20,179	6.000%, due 04/01/18	-	20,893	-	20,893
61,915	-	61,915	6.000%, due 04/01/22	70,190	-	-	70,190
-	1,364	1,364	6.000%, due 04/01/31	-	1,564	-	1,564
-	76,286	76,286	6.000%, due 04/01/36	-	86,647	-	86,647
-	160,196	160,196	6.000%, due 04/01/36	-	182,122	-	182,122
-	66,088	66,088	6.000%, due 04/01/37	-	75,039	-	75,039
-	191,367	191,367	6.000%, due 04/01/37	-	216,911	-	216,911
-	6,853	6,853	6.000%, due 04/01/37	-	7,778	-	7,778
-	140,014	140,014	6.000%, due 04/01/37	-	158,937	-	158,937
-	107,388	107,388	6.000%, due 04/01/37	-	122,471	-	122,471
-	8,736	8,736	6.000%, due 04/01/37	-	9,917	-	9,917
-	26,382	26,382	6.000%, due 04/01/37	-	29,934	-	29,934
-	1,985	1,985	6.000%, due 04/01/37	-	2,251	-	2,251
-	2,791	2,791	6.000%, due 04/01/37	-	3,161	-	3,161
-	147,578	147,578	6.000%, due 04/01/37	-	167,546	-	167,546
-	211,824	211,824	6.000%, due 04/01/37	-	240,297	-	240,297
-	2,999	2,999	6.000%, due 04/01/37	-	3,396	-	3,396
-	63,140	63,140	6.000%, due 04/01/37	-	71,623	-	71,623
-	11,937	11,937	6.000%, due 04/01/37	-	13,517	-	13,517
-	32,874	32,874	6.000%, due 04/01/37	-	37,224	-	37,224
-	2,388	2,388	6.000%, due 04/01/37	-	2,704	-	2,704
-	5,335	5,335	6.000%, due 04/01/37	-	6,041	-	6,041
-	469,495	469,495	6.000%, due 04/01/37	-	532,048	-	532,048
83,063	-	83,063	6.000%, due 04/01/40	94,294	-	-	94,294
-	858,174	858,174	6.000%, due 04/25/31	-	946,537	-	946,537
-	15,008	15,008	6.000%, due 05/01/17	-	15,598	-	15,598
-	22,561	22,561	6.000%, due 05/01/17	-	23,351	-	23,351

47

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	5,711	5,711	6.000%, due 05/01/17	-	5,924	-	5,924
-	2,601	2,601	6.000%, due 05/01/17	-	2,661	-	2,661
5,758	-	5,758	6.000%, due 05/01/21	6,520	-	-	6,520
-	58,655	58,655	6.000%, due 05/01/35	-	66,465	-	66,465
-	70,836	70,836	6.000%, due 05/01/36	-	80,771	-	80,771
-	63,121	63,121	6.000%, due 05/01/36	-	71,740	-	71,740
417,127	-	417,127	6.000%, due 05/01/37	473,068	-	-	473,068
49,757	-	49,757	6.000%, due 05/01/37	56,523	-	-	56,523
41,167	-	41,167	6.000%, due 05/01/37	46,650	-	-	46,650
-	76,460	76,460	6.000%, due 05/01/37	-	86,826	-	86,826
-	63,246	63,246	6.000%, due 05/01/37	-	71,862	-	71,862
-	23,931	23,931	6.000%, due 05/01/37	-	27,142	-	27,142
-	197,872	197,872	6.000%, due 05/01/37	-	224,954	-	224,954
-	135,794	135,794	6.000%, due 05/01/37	-	154,178	-	154,178
-	4,135	4,135	6.000%, due 05/01/37	-	4,719	-	4,719
-	114,490	114,490	6.000%, due 05/01/37	-	129,941	-	129,941
-	13,659	13,659	6.000%, due 05/01/37	-	15,601	-	15,601
-	51,397	51,397	6.000%, due 05/01/37	-	58,259	-	58,259
-	21,760	21,760	6.000%, due 05/01/37	-	24,670	-	24,670
-	17,736	17,736	6.000%, due 05/01/38	-	20,129	-	20,129
-	331,304	331,304	6.000%, due 05/01/38	-	375,540	-	375,540
-	1,379,218	1,379,218	6.000%, due 05/01/41	-	1,565,274	-	1,565,274
-	9,387	9,387	6.000%, due 06/01/16	-	9,628	-	9,628
27,111	-	27,111	6.000%, due 06/01/17	28,222	-	-	28,222
-	23,754	23,754	6.000%, due 06/01/17	-	24,626	-	24,626
-	2,859	2,859	6.000%, due 06/01/17	-	2,963	-	2,963
141,004	-	141,004	6.000%, due 06/01/22	159,666	-	-	159,666
464,699	-	464,699	6.000%, due 06/01/35	526,684	-	-	526,684
7,870	-	7,870	6.000%, due 06/01/36	8,925	-	-	8,925
-	2,483	2,483	6.000%, due 06/01/36	-	2,816	-	2,816
-	31,878	31,878	6.000%, due 06/01/37	-	36,218	-	36,218
-	11,336	11,336	6.000%, due 06/01/37	-	12,843	-	12,843
-	231,155	231,155	6.000%, due 06/01/37	-	263,008	-	263,008
-	6,358	6,358	6.000%, due 06/01/37	-	7,206	-	7,206
-	19,890	19,890	6.000%, due 06/01/37	-	22,522	-	22,522
-	9,809	9,809	6.000%, due 06/01/37	-	11,107	-	11,107
-	131,261	131,261	6.000%, due 06/01/37	-	149,084	-	149,084
-	18,990	18,990	6.000%, due 06/01/37	-	21,545	-	21,545
57,635	-	57,635	6.000%, due 06/01/38	65,386	-	-	65,386
-	5,386	5,386	6.000%, due 06/01/38	-	6,102	-	6,102
-	9,637	9,637	6.000%, due 07/01/17	-	9,999	-	9,999
27,609	-	27,609	6.000%, due 07/01/35	31,510	-	-	31,510
24,209	-	24,209	6.000%, due 07/01/35	27,510	-	-	27,510
-	35,296	35,296	6.000%, due 07/01/35	-	40,367	-	40,367
-	24,714	24,714	6.000%, due 07/01/35	-	28,204	-	28,204
12,287	-	12,287	6.000%, due 07/01/36	13,970	-	-	13,970
-	31,169	31,169	6.000%, due 07/01/36	-	35,295	-	35,295
-	31,271	31,271	6.000%, due 07/01/36	-	35,544	-	35,544
-	7,909	7,909	6.000%, due 07/01/36	-	8,955	-	8,955
-	357,580	357,580	6.000%, due 07/01/36	-	407,764	-	407,764
-	290,322	290,322	6.000%, due 07/01/37	-	329,909	-	329,909

48

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	31,011	31,011		6.000%, due 07/01/37	-	35,166	-	35,166
-	170,535	170,535		6.000%, due 07/01/37	-	193,105	-	193,105
-	30,764	30,764		6.000%, due 07/01/37	-	34,836	-	34,836
-	70,672	70,672		6.000%, due 07/01/37	-	80,321	-	80,321
-	10,069	10,069		6.000%, due 07/01/37	-	11,404	-	11,404
-	76,244	76,244		6.000%, due 07/01/37	-	86,555	-	86,555
-	60,990	60,990		6.000%, due 07/01/37	-	69,295	-	69,295
-	12,812	12,812		6.000%, due 07/01/37	-	14,508	-	14,508
-	53,131	53,131		6.000%, due 07/01/37	-	60,223	-	60,223
-	62,809	62,809		6.000%, due 07/01/37	-	71,501	-	71,501
162,333	74,482	236,815		6.000%, due 07/01/38	183,944	84,397	-	268,341
-	259,995	259,995		6.000%, due 07/01/38	-	294,557	-	294,557
-	453,377	453,377		6.000%, due 07/25/29	-	494,114	-	494,114
-	1,066,363	1,066,363		6.000%, due 07/25/29	-	1,162,179	-	1,162,179
-	15,520	15,520		6.000%, due 08/01/16	-	15,914	-	15,914
-	226	226		6.000%, due 08/01/16	-	232	-	232
-	8,934	8,934		6.000%, due 08/01/17	-	9,326	-	9,326
-	6,626	6,626		6.000%, due 08/01/17	-	6,874	-	6,874
-	9,505	9,505		6.000%, due 08/01/17	-	9,910	-	9,910
-	219,747	219,747		6.000%, due 08/01/34	-	248,904	-	248,904
795,159	-	795,159		6.000%, due 08/01/36	900,658	-	-	900,658
-	98,872	98,872		6.000%, due 08/01/36	-	112,522	-	112,522
-	18,605	18,605		6.000%, due 08/01/36	-	21,144	-	21,144
-	1,462,282	1,462,282		6.000%, due 08/01/36	-	1,661,625	-	1,661,625
-	154,447	154,447		6.000%, due 08/01/36	-	175,530	-	175,530
-	18,144	18,144		6.000%, due 08/01/36	-	20,606	-	20,606
84,791	207,707	292,498		6.000%, due 08/01/37	96,123	235,466	-	331,589
19,987	-	19,987		6.000%, due 08/01/37	22,963	-	-	22,963
240,816	-	240,816		6.000%, due 08/01/37	273,638	-	-	273,638
-	78,914	78,914		6.000%, due 08/01/37	-	89,358	-	89,358
-	273,115	273,115		6.000%, due 08/01/37	-	309,260	-	309,260
-	52,301	52,301		6.000%, due 08/01/37	-	59,222	-	59,222
-	70,574	70,574		6.000%, due 08/01/37	-	80,084	-	80,084
-	40,920	40,920		6.000%, due 08/01/37	-	46,424	-	46,424
-	159,737	159,737		6.000%, due 08/01/37	-	180,878	-	180,878
-	147,479	147,479		6.000%, due 08/01/37	-	167,042	-	167,042
1,736	-	1,736		6.000%, due 08/01/38	1,966	-	-	1,966
4,893	-	4,893		6.000%, due 08/01/38	5,563	-	-	5,563
-	2,135	2,135		6.000%, due 08/01/38	-	2,417	-	2,417
-	1,746,997	1,746,997	^	6.000%, due 08/25/33	-	376,403	-	376,403
-	90,719	90,719		6.000%, due 09/01/17	-	94,568	-	94,568
-	25,129	25,129		6.000%, due 09/01/17	-	26,100	-	26,100
-	10,585	10,585		6.000%, due 09/01/18	-	11,187	-	11,187
-	66,265	66,265		6.000%, due 09/01/21	-	75,035	-	75,035
-	11,493	11,493		6.000%, due 09/01/33	-	13,117	-	13,117
2,345	-	2,345		6.000%, due 09/01/36	2,656	-	-	2,656
313,469	-	313,469		6.000%, due 09/01/36	355,942	-	-	355,942
-	69,508	69,508		6.000%, due 09/01/36	-	78,974	-	78,974
-	31,093	31,093		6.000%, due 09/01/36	-	35,208	-	35,208
-	360,026	360,026		6.000%, due 09/01/36	-	408,551	-	408,551
-	224,078	224,078		6.000%, due 09/01/36	-	253,923	-	253,923

49

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined		Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	28,415	28,415	6.000%, due 09/01/36	-	32,175	-	32,175
-	73,808	73,808	6.000%, due 09/01/36	-	83,576	-	83,576
-	65,152	65,152	6.000%, due 09/01/36	-	73,949	-	73,949
-	101,569	101,569	6.000%, due 09/01/36	-	116,426	-	116,426
21,358	-	21,358	6.000%, due 09/01/37	24,188	-	-	24,188
-	1,239,200	1,239,200	6.000%, due 09/01/37	-	1,405,981	-	1,405,981
-	18,699	18,699	6.000%, due 09/01/37	-	21,174	-	21,174
-	201,494	201,494	6.000%, due 09/01/37	-	228,735	-	228,735
-	4,274	4,274	6.000%, due 09/01/37	-	4,840	-	4,840
-	45,923	45,923	6.000%, due 09/01/37	-	52,018	-	52,018
-	61,399	61,399	6.000%, due 09/01/37	-	69,704	-	69,704
-	78,489	78,489	6.000%, due 09/01/37	-	89,194	-	89,194
-	61,892	61,892	6.000%, due 09/01/38	-	70,299	-	70,299
-	22,834	22,834	6.000%, due 09/01/38	-	25,857	-	25,857
-	118,921	118,921	6.000%, due 09/01/38	-	135,150	-	135,150
-	30,536	30,536	6.000%, due 09/01/38	-	34,635	-	34,635
-	293,641	293,641	6.000%, due 09/01/40	-	337,561	-	337,561
-	5,751	5,751	6.000%, due 10/01/16	-	5,910	-	5,910
-	5,918	5,918	6.000%, due 10/01/16	-	6,091	-	6,091
-	270	270	6.000%, due 10/01/17	-	276	-	276
-	10,496	10,496	6.000%, due 10/01/18	-	11,149	-	11,149
19,586	-	19,586	6.000%, due 10/01/35	22,290	-	-	22,290
-	472	472	6.000%, due 10/01/35	-	535	-	535
124,341	-	124,341	6.000%, due 10/01/36	140,797	-	-	140,797
-	25,898	25,898	6.000%, due 10/01/36	-	29,422	-	29,422
-	57,737	57,737	6.000%, due 10/01/36	-	65,592	-	65,592
-	298,816	298,816	6.000%, due 10/01/36	-	339,564	-	339,564
-	77,012	77,012	6.000%, due 10/01/36	-	87,424	-	87,424
-	37,729	37,729	6.000%, due 10/01/36	-	42,741	-	42,741
121,738	-	121,738	6.000%, due 10/01/37	138,347	-	-	138,347
107,832	-	107,832	6.000%, due 10/01/37	122,160	-	-	122,160
-	14,332	14,332	6.000%, due 10/01/37	-	16,228	-	16,228
-	13,734	13,734	6.000%, due 10/01/37	-	15,588	-	15,588
74,266	-	74,266	6.000%, due 10/01/38	84,281	-	-	84,281
73,924	58,839	132,763	6.000%, due 10/01/38	83,708	66,626	-	150,334
305,879	-	305,879	6.000%, due 10/01/38	346,361	-	-	346,361
172,706	-	172,706	6.000%, due 10/01/38	195,769	-	-	195,769
-	5,711	5,711	6.000%, due 10/01/38	-	6,485	-	6,485
-	5,615	5,615	6.000%, due 10/01/38	-	6,358	-	6,358
-	52,669	52,669	6.000%, due 10/01/38	-	60,547	-	60,547
6,909	-	6,909	6.000%, due 10/01/39	7,938	-	-	7,938
101,637	-	101,637	6.000%, due 10/01/39	115,329	-	-	115,329
-	937,905	937,905	6.000%, due 10/01/40	-	1,064,281	-	1,064,281
-	21,487	21,487	6.000%, due 11/01/17	-	22,277	-	22,277
-	6,892	6,892	6.000%, due 11/01/18	-	7,286	-	7,286
-	331,142	331,142	6.000%, due 11/01/28	-	376,194	-	376,194
1,171	-	1,171	6.000%, due 11/01/32	1,327	-	-	1,327
-	3,161	3,161	6.000%, due 11/01/32	-	3,614	-	3,614
-	210,915	210,915	6.000%, due 11/01/35	-	240,938	-	240,938
174,923	-	174,923	6.000%, due 11/01/36	199,351	-	-	199,351
-	72,783	72,783	6.000%, due 11/01/36	-	82,570	-	82,570

50

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	43,853	43,853		6.000%, due 11/01/36	-	49,783	-	49,783
-	14,289	14,289		6.000%, due 11/01/36	-	16,180	-	16,180
-	76,133	76,133		6.000%, due 11/01/36	-	86,208	-	86,208
-	4,274	4,274		6.000%, due 11/01/37	-	4,851	-	4,851
-	273,513	273,513		6.000%, due 11/01/37	-	310,370	-	310,370
-	183,647	183,647		6.000%, due 11/01/37	-	209,390	-	209,390
329,255	-	329,255		6.000%, due 11/01/38	372,868	-	-	372,868
-	2,141	2,141		6.000%, due 11/01/38	-	2,424	-	2,424
-	4,280	4,280		6.000%, due 11/01/38	-	4,847	-	4,847
3,519	-	3,519		6.000%, due 12/01/18	3,984	-	-	3,984
-	5,932	5,932		6.000%, due 12/01/35	-	6,721	-	6,721
-	259,125	259,125		6.000%, due 12/01/35	-	293,545	-	293,545
-	212,909	212,909		6.000%, due 12/01/35	-	243,069	-	243,069
44,038	-	44,038		6.000%, due 12/01/36	49,930	-	-	49,930
-	15,019	15,019		6.000%, due 12/01/36	-	17,064	-	17,064
-	119,980	119,980		6.000%, due 12/01/36	-	135,858	-	135,858
-	198,081	198,081		6.000%, due 12/01/36	-	224,997	-	224,997
-	22,146	22,146		6.000%, due 12/01/36	-	25,159	-	25,159
-	8,040	8,040		6.000%, due 12/01/36	-	9,121	-	9,121
-	46,382	46,382		6.000%, due 12/01/36	-	52,647	-	52,647
-	53,732	53,732		6.000%, due 12/01/36	-	60,843	-	60,843
5,168	-	5,168		6.000%, due 12/01/37	5,944	-	-	5,944
-	261,427	261,427		6.000%, due 12/01/37	-	298,293	-	298,293
-	40,687	40,687		6.000%, due 12/01/37	-	46,173	-	46,173
-	118,357	118,357		6.000%, due 12/01/37	-	134,428	-	134,428
-	36,454	36,454		6.000%, due 12/01/37	-	41,279	-	41,279
-	206,692	206,692		6.000%, due 12/01/37	-	234,579	-	234,579
11,737	-	11,737		6.000%, due 12/01/38	13,315	-	-	13,315
-	210,751	210,751		6.000%, due 12/01/38	-	239,990	-	239,990
-	291,855	291,855		6.000%, due 12/01/38	-	331,281	-	331,281
-	149,447	149,447		6.000%, due 12/01/39	-	169,373	-	169,373
-	21,347,756	21,347,756	^	6.031%, due 06/25/33	-	4,777,182	-	4,777,182
-	2,063,102	2,063,102		6.250%, due 10/25/36	-	2,280,274	-	2,280,274
-	14,490,899	14,490,899	^	6.251%, due 06/25/40	-	2,419,980	-	2,419,980
-	6,959,252	6,959,252	^	6.281%, due 02/25/42	-	1,280,999	-	1,280,999
-	8,339,844	8,339,844	^	6.431%, due 10/25/40	-	1,527,860	-	1,527,860
-	15,009,616	15,009,616	^	6.451%, due 06/25/40	-	2,491,596	-	2,491,596
-	23,364	23,364		6.500%, due 01/01/32	-	26,628	-	26,628
-	1,092	1,092		6.500%, due 02/01/17	-	1,132	-	1,132
-	740	740		6.500%, due 02/01/17	-	742	-	742
-	1,544	1,544		6.500%, due 02/01/17	-	1,594	-	1,594
-	13,814	13,814		6.500%, due 02/01/28	-	15,743	-	15,743
9,560	-	9,560		6.500%, due 03/01/17	9,981	-	-	9,981
-	502	502		6.500%, due 03/01/17	-	517	-	517
-	16,689	16,689		6.500%, due 03/01/38	-	19,607	-	19,607
-	10,203	10,203		6.500%, due 04/01/17	-	10,497	-	10,497
-	12,709	12,709		6.500%, due 04/01/27	-	14,483	-	14,483
-	26,531	26,531		6.500%, due 04/01/32	-	30,643	-	30,643
-	223	223		6.500%, due 06/01/29	-	254	-	254
459,230	1,145,860	1,605,090		6.500%, due 06/17/38	471,561	1,176,628	-	1,648,189
6,742	-	6,742		6.500%, due 07/01/29	7,684	-	-	7,684

51

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined				Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	3,737	3,737		6.500%, due 09/01/16		-	3,786	-	3,786
-	23,988	23,988		6.500%, due 09/01/32		-	27,340	-	27,340
-	48,502	48,502		6.500%, due 10/01/32		-	55,281	-	55,281
-	47,953	47,953		6.500%, due 10/01/32		-	54,654	-	54,654
-	15,118,760	15,118,760	^	6.511%, due 10/25/35		-	2,799,467	-	2,799,467
-	2,384,280	2,384,280	^	6.531%, due 08/25/26		-	326,877	-	326,877
-	7,821,832	7,821,832	^	6.571%, due 01/25/37		-	1,486,879	-	1,486,879
-	19,397,128	19,397,128	^	6.581%, due 10/25/35		-	3,496,530	-	3,496,530
-	5,402	5,402		7.000%, due 02/01/26		-	5,895	-	5,895
-	19,083	19,083		7.000%, due 02/01/26		-	19,331	-	19,331
-	10,758	10,758		7.000%, due 03/01/26		-	11,856	-	11,856
-	10,877	10,877		7.000%, due 03/01/26		-	11,016	-	11,016
-	5,397	5,397		7.000%, due 03/01/26		-	5,597	-	5,597
-	23,163	23,163		7.000%, due 03/01/26		-	25,572	-	25,572
-	962,130	962,130		7.000%, due 03/01/38		-	1,175,568	-	1,175,568
-	972,263	972,263		7.000%, due 04/01/38		-	1,128,096	-	1,128,096
-	18,260	18,260		7.000%, due 06/01/31		-	18,816	-	18,816
-	3,414	3,414		7.000%, due 08/01/25		-	3,820	-	3,820
-	889	889		7.000%, due 11/01/25		-	892	-	892
-	14,555	14,555		7.000%, due 12/01/25		-	15,580	-	15,580
-	1,570	1,570		7.000%, due 12/01/25		-	1,620	-	1,620
-	2,458	2,458		7.000%, due 12/01/27		-	2,744	-	2,744
-	25,223	25,223		7.500%, due 09/01/31		-	31,146	-	31,146
-	8,951	8,951		7.500%, due 10/01/30		-	9,186	-	9,186
-	3,188	3,188		7.500%, due 11/01/29		-	3,634	-	3,634
-	58,906	58,906		7.500%, due 11/01/30		-	62,178	-	62,178
						80,178,849	720,497,398	-	800,676,247

				Government National Mortgage Association:	4.0%
97,300	-	97,300		5.000%, due 06/15/37		107,211	-	-	107,211
84,645	-	84,645		5.000%, due 03/15/38		93,914	-	-	93,914
1,033,247	2,066,493	3,099,740		5.000%, due 12/15/38		1,140,065	2,280,130	-	3,420,195
195,585	-	195,585		5.000%, due 11/15/38		215,514	-	-	215,514
146,851	-	146,851		5.000%, due 11/15/38		161,815	-	-	161,815
75,908	-	75,908		5.000%, due 12/15/38		83,642	-	-	83,642
324,178	-	324,178		5.000%, due 03/15/39		358,531	-	-	358,531
176,712	4,208,578	4,385,290		5.000%, due 01/15/39		194,845	4,640,435	-	4,835,280
379,553	-	379,553		5.000%, due 04/15/39		420,005	-	-	420,005
513,298	-	513,298		5.000%, due 01/15/39		567,803	-	-	567,803
288,707	-	288,707		5.000%, due 09/15/39		319,528	-	-	319,528
341,919	-	341,919		5.000%, due 12/15/38		377,171	-	-	377,171
509,363	-	509,363		5.000%, due 02/15/39		563,784	-	-	563,784
57,166	-	57,166		5.000%, due 06/15/40		63,557	-	-	63,557
108,878	-	108,878		5.000%, due 09/15/40		119,972	-	-	119,972
13,523	-	13,523		0.561%, due 03/16/32		13,508	-	-	13,508
-	50,159,000	50,159,000		3.000%, due 01/15/43		-	51,297,766	-	51,297,766
-	11,863,000	11,863,000		3.500%, due 10/20/41		-	12,453,370	-	12,453,370
-	380,955	380,955		5.000%, due 05/15/42		-	419,512	-	419,512
-	1,533,555	1,533,555		5.000%, due 02/20/43		-	1,709,326	-	1,709,326
-	1,708,364	1,708,364		4.000%, due 10/20/42		-	1,834,151	-	1,834,151
-	23,029,863	23,029,863		4.000%, due 10/20/44		-	24,749,793	-	24,749,793

52

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	2,959,054	2,959,054		4.000%, due 11/20/40	-	3,184,546	-	3,184,546
-	4,425,928	4,425,928		4.500%, due 08/20/41	-	4,852,353	-	4,852,353
-	30,624	30,624		5.000%, due 11/15/39	-	33,877	-	33,877
-	2,269,084	2,269,084		5.500%, due 09/15/39	-	2,556,852	-	2,556,852
-	1,461,162	1,461,162		5.500%, due 03/20/60	-	1,598,308	-	1,598,308
-	7,259	7,259		5.000%, due 04/15/40	-	8,032	-	8,032
-	730,987	730,987		5.000%, due 09/15/40	-	805,480	-	805,480
-	2,728,471	2,728,471		5.288%, due 10/20/60	-	2,998,846	-	2,998,846
-	36,830	36,830		5.000%, due 11/15/35	-	40,769	-	40,769
-	27,575	27,575		5.000%, due 11/15/35	-	30,511	-	30,511
-	159,081	159,081		1.625%, due 01/20/27	-	164,508	-	164,508
-	194,792	194,792		1.625%, due 08/20/27	-	202,190	-	202,190
-	142,335	142,335		1.625%, due 10/20/29	-	147,763	-	147,763
-	23,457	23,457		1.625%, due 12/20/29	-	24,355	-	24,355
-	5,068,600	5,068,600		5.140%, due 10/20/60	-	5,516,461	-	5,516,461
-	438,167	438,167		5.000%, due 07/15/39	-	485,296	-	485,296
-	248,866	248,866		5.000%, due 10/15/40	-	275,406	-	275,406
-	11,564	11,564		5.000%, due 11/15/35	-	12,741	-	12,741
-	22,848	22,848		5.000%, due 11/15/35	-	25,294	-	25,294
-	783,635	783,635		5.000%, due 03/15/38	-	863,478	-	863,478
-	10,371	10,371		5.000%, due 09/15/38	-	11,428	-	11,428
-	10,989	10,989		5.000%, due 07/15/38	-	12,121	-	12,121
-	29,577	29,577		5.000%, due 06/15/38	-	32,622	-	32,622
-	445,479	445,479		5.000%, due 02/15/39	-	490,566	-	490,566
-	179,539	179,539		5.000%, due 02/15/39	-	198,180	-	198,180
-	626,678	626,678		5.000%, due 03/15/39	-	690,536	-	690,536
-	501,582	501,582		5.000%, due 03/15/39	-	553,984	-	553,984
-	724,445	724,445		5.000%, due 05/15/39	-	801,218	-	801,218
-	229,011	229,011		5.000%, due 05/15/39	-	252,936	-	252,936
-	497,047	497,047		5.000%, due 01/15/39	-	547,694	-	547,694
-	13,489	13,489		5.000%, due 03/15/39	-	14,890	-	14,890
-	3,949	3,949		5.000%, due 05/15/39	-	4,368	-	4,368
-	5,140,911	5,140,911	^	6.235%, due 04/20/38	-	749,637	-	749,637
-	2,873,417	2,873,417	^	6.609%, due 02/16/35	-	535,583	-	535,583
-	5,905,059	5,905,059	^	6.835%, due 04/20/36	-	540,243	-	540,243
-	6,425,137	6,425,137		4.500%, due 05/20/39	-	7,009,555	-	7,009,555
-	6,016,508	6,016,508	^	6.035%, due 06/20/38	-	661,074	-	661,074
-	6,795,542	6,795,542	^	6.135%, due 05/20/39	-	714,050	-	714,050
-	3,044,481	3,044,481		4.750%, due 05/20/39	-	3,340,319	-	3,340,319
-	371,532	371,532	^	5.000%, due 06/16/39	-	4	-	4
-	10,745,587	10,745,587	^	6.035%, due 04/20/39	-	1,598,447	-	1,598,447
-	9,405,590	9,405,590	^	4.500%, due 12/20/37	-	818,526	-	818,526
-	12,338,602	12,338,602	^	5.000%, due 01/20/40	-	3,208,974	-	3,208,974
-	1,198,650	1,198,650		4.000%, due 10/20/41	-	1,259,242	-	1,259,242
-	1,015,860	1,015,860		21.512%, due 03/20/37	-	1,536,546	-	1,536,546
-	572,319	572,319		24.710%, due 04/16/37	-	799,368	-	799,368
-	3,768,900	3,768,900	^	6.339%, due 05/16/38	-	661,710	-	661,710
-	30,348,009	30,348,009	^	6.035%, due 05/20/37	-	4,843,418	-	4,843,418
-	3,846,484	3,846,484	^	5.000%, due 11/20/39	-	639,289	-	639,289
-	10,679,135	10,679,135	^	6.339%, due 01/16/39	-	1,899,671	-	1,899,671
-	8,349,888	8,349,888	^	5.000%, due 03/20/40	-	1,439,371	-	1,439,371

53

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	2,000,000	2,000,000		4.500%, due 05/20/39			-	2,156,762	-	2,156,762
-	8,533,271	8,533,271	^	5.685%, due 06/20/40			-	1,371,754	-	1,371,754
-	15,154,478	15,154,478	^	6.455%, due 08/20/40			-	3,238,357	-	3,238,357
-	6,916,057	6,916,057	^	6.489%, due 09/16/40			-	1,280,929	-	1,280,929
-	35,285,894	35,285,894	^	5.939%, due 05/16/40			-	5,394,765	-	5,394,765
-	12,925,221	12,925,221	^	4.000%, due 08/16/26			-	1,626,104	-	1,626,104
-	4,681,403	4,681,403	^	5.000%, due 10/20/40			-	755,942	-	755,942
-	203,457	203,457		7.000%, due 05/16/32			-	228,273	-	228,273
-	5,464,348	5,464,348	^	4.500%, due 05/20/40			-	812,423	-	812,423
-	39,497,510	39,497,510	^	6.039%, due 04/16/44			-	5,697,152	-	5,697,152
-	11,286,069	11,286,069	^	5.435%, due 06/20/44			-	2,220,777	-	2,220,777
-	15,725,537	15,725,537	^	6.505%, due 06/20/41			-	2,657,882	-	2,657,882
-	33,984,205	33,984,205	^	5.500%, due 11/20/43			-	7,671,561	-	7,671,561
-	31,642,669	31,642,669	^	5.885%, due 07/20/39			-	4,570,157	-	4,570,157
-	36,564,515	36,564,515	^	6.039%, due 12/16/39			-	6,574,885	-	6,574,885
-	27,219,988	27,219,988	^	5.439%, due 04/16/44			-	4,071,977	-	4,071,977
							4,800,865	209,406,819	-	214,207,684

	MUNICIPAL BONDS:				0.7%
				California:		0.4%
1,000,000	-	1,000,000		California Infrastructure & Economic Development Bank, 6.486%, 05/15/49			1,246,310	-	-	1,246,310
1,200,000	-	1,200,000		California State Public Works Board, 7.804%, 03/01/35			1,637,100	-	-	1,637,100
500,000	-	500,000		California State University, 6.434%, 11/01/30			626,855	-	-	626,855
3,500,000	-	3,500,000		Los Angeles Department of Airports, 6.582%, 05/15/39			4,591,300	-	-	4,591,300
200,000	-	200,000		Los Angeles County Public Works Financing Authority, 7.488%, 08/01/33			265,878	-	-	265,878
300,000	-	300,000		Los Angeles County Public Works Financing Authority, 7.618%, 08/01/40			436,224	-	-	436,224
6,000,000	-	6,000,000		Southern California Public Power Authority, 5.943%, 07/01/40			7,271,400	-	-	7,271,400
500,000	-	500,000		State of California, 7.500%, 04/01/34			748,250	-	-	748,250
100,000	-	100,000		State of California, 7.700%, 11/01/30			126,197	-	-	126,197
200,000	-	200,000		University of California, 6.398%, 05/15/31			250,326	-	-	250,326
300,000	-	300,000		University of California, 6.548%, 05/15/48			412,320	-	-	412,320
							17,612,160	-	-	17,612,160

				Illinois:		0.0%
700,000	-	700,000		Chicago Transit Authority, 6.899%, 12/01/40			881,972	-	-	881,972

				Nebraska:		0.0%
500,000	-	500,000		Public Power Generation Agency, 7.242%, 01/01/41			587,040	-	-	587,040

				Nevada:		0.1%
3,300,000	-	3,300,000		City of North Las Vegas NV, 6.572%, 06/01/40			2,973,135	-	-	2,973,135
600,000	-	600,000		County of Clark NV, 6.820%, 07/01/45			879,360	-	-	879,360
							3,852,495	-	-	3,852,495

				New York:		0.1%				-

54

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
2,000,000	-	2,000,000		New York City Municipal Water Finance Authority, 5.882%, 06/15/44			2,690,120	-	-	2,690,120
2,900,000	-	2,900,000		New York City Municipal Water Finance Authority, 6.282%, 06/15/42			3,415,504	-	-	3,415,504
200,000	-	200,000		Tobacco Settlement Financing Corp., 6.250%, 06/01/42			200,490	-	-	200,490
							6,306,114	-	-	6,306,114

				Texas:		0.1%
2,200,000	-	2,200,000		City of San Antonio TX, 5.808%, 02/01/41			2,923,954	-	-	2,923,954
2,900,000	-	2,900,000		City of San Antonio TX, 6.308%, 02/01/37			3,366,900	-	-	3,366,900
							6,290,854	-	-	6,290,854

CERTIFICATES OF DEPOSIT:					0.1%
				Financial:		0.1%
3,600,000	-	3,600,000		Credit Suisse/New York NY, 0.645%, 12/07/15			3,602,722	-	-	3,602,722

FOREIGN GOVERNMENT BONDS:					1.1%
				Foreign Government Bonds:		1.1%
300,000	-	300,000	#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16			301,770	-	-	301,770
600,000	-	600,000		Eksportfinans ASA, 5.500%, 05/25/16			628,410	-	-	628,410
500,000	-	500,000		Eksportfinans ASA, 5.500%, 06/26/17			534,680	-	-	534,680
-	13,848,000	13,848,000		European Investment Bank, 1.000%, 03/15/18			-	13,727,744	-	13,727,744
1,800,000	-	1,800,000		Export-Import Bank of Korea, 4.125%, 09/09/15			1,840,111	-	-	1,840,111
-	10,000,000	10,000,000	#,L	Kommunalbanken AS, 1.750%, 05/28/19			-	10,026,170	-	10,026,170
2,700,000	-	2,700,000		Korea Development Bank, 4.375%, 08/10/15			2,758,096	-	-	2,758,096
400,000	-	400,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15			411,119	-	-	411,119
500,000	-	500,000		Majapahit Holding BV, 7.250%, 06/28/17			553,250	-	-	553,250
-	561,000	561,000		Petroleos Mexicanos, 4.875%, 01/18/24			-	584,281	-	584,281
3,400,000	-	3,400,000		Province of Ontario Canada, 1.600%, 09/21/16			3,447,865	-	-	3,447,865
1,000,000	-	1,000,000		Province of Ontario Canada, 1.650%, 09/27/19			989,608	-	-	989,608
300,000	-	300,000		Province of Ontario Canada, 3.000%, 07/16/18			314,504	-	-	314,504
600,000	-	600,000		Province of Ontario Canada, 4.400%, 04/14/20			668,507	-	-	668,507
500,000	-	500,000		Province of Quebec Canada, 3.500%, 07/29/20			535,734	-	-	535,734
2,900,000	-	2,900,000	#	State Bank of India/London, 4.500%, 07/27/15			2,952,699	-	-	2,952,699
-	20,590,000	20,590,000		Ukraine Government AID Bonds, 1.844%, 05/16/19			-	20,780,458	-	20,780,458
							15,936,353	45,118,653	-	61,055,006

Shares	Shares	Shares					Value	Value	Value	Value
MUTUAL FUNDS:					10.8%
				Affiliated Investment Companies:		10.8%
-	6,926,097	6,926,097		Voya Emerging Markets Corporate Debt Fund - Class P			-	67,321,662	-	67,321,662
-	13,594,991	13,594,991		Voya Emerging Markets Hard Currency Debt Fund - Class P			-	127,656,962	-	127,656,962
-	7,042,918	7,042,918		Voya Emerging Markets Local Currency Debt Fund - Class P			-	55,850,342	-	55,850,342
-	2,100,623	2,100,623		Voya Floating Rate Fund - Class P			-	21,006,226	-	21,006,226
-	12,082,420	12,082,420		Voya High Yield Bond Fund - Class P			-	97,142,654	-	97,142,654
-	10,307,310	10,307,310		Voya Investment Grade Credit Fund - Class P			-	111,937,388	-	111,937,388
-	10,043,102	10,043,102		Voya Securitized Credit Fund - Class P			-	102,238,782	-	102,238,782
							-	583,154,016	-	583,154,016

55

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
	# of Contracts	# of Contracts					Value	Value	Value	Value
PREFERRED STOCK:					0.1%
				Financials:		0.1%
-	1,500	1,500	#,P	Ally Financial, Inc.			-	1,506,891	-	1,506,891
3,400	-	3,400	@	Wells Fargo & Co.			4,122,483	-	-	4,122,483
							4,122,483	1,506,891		5,629,374

# of Contracts
PURCHASED OPTIONS:					0.0%
				OTC Interest Rate Swaptions:		0.0%
-	993,819,485	993,819,485	@	Pay a fixed rate equal to 5.008% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Goldman Sachs & Co.			-	13,531	-	13,531

				Total Long-Term Investments
				(Cost $724,833,704, $4,674,652,258 and $5,399,485,962 Pro Forma Combined)			739,095,595	4,738,895,869	-	5,477,991,464

Principal amount†	Principal amount†	Principal amount†					Value	Value		Value
	SHORT-TERM INVESTMENTS:				5.7%
				Commercial Paper:		0.4%
900,000	-	900,000		ENI Finance USA, Inc., 0.480%, 09/24/15			896,823	-	-	896,823
300,000	-	300,000	#	ENI Finance USA, Inc., 0.632%, 02/17/15			300,002	-	-	300,002
8,600,000	-	8,600,000	#	ENI Finance USA, Inc., 0.609%, 04/10/15			8,599,708	-	-	8,599,708
4,100,000	-	4,100,000		Entergy DISC, 0.460%, 02/03/15			4,098,263	-	-	4,098,263
5,600,000	-	5,600,000	#	Macquarie Bank Ltd, 0.433%, 05/14/15			5,599,384	-	-	5,599,384
-	2,000,000	2,000,000		Apache Disc, 0.490%, 01/30/15			-	1,999,200	-	1,999,200
-	2,000,000	2,000,000		Vodafone, 0.430%, 06/29/15			-	1,995,800	-	1,995,800
							19,494,180	3,995,000	-	23,489,180

				Securities Lending Collateralcc:		2.6%
-	32,129,104	32,129,104		Cantor Fitzgerald Repurchase Agreement dated 12/31/14, 0.09% due 01/02/15 (Repurchase Amount $32,129,262, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $32,771,686, due 01/01/15-09/01/49)			-	32,129,104	-	32,129,104
1,639,557	-	1,639,557		Cantor Fitzgerald Repurchase Agreement dated 12/31/14, 0.09% due 01/02/15 (Repurchase Amount $1,639,565, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,672,348, due 01/01/15-09/01/49)			1,639,557	-	-	1,639,557

56

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined			Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments	Intermediate Bond Portfolio Pro Forma Combined
-	32,129,104	32,129,104	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $32,129,368, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $32,771,687, due 09/30/17-02/15/42)		-	32,129,104	-	32,129,104
1,639,557	-	1,639,557	Bank of Nova Scotia, Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $1,639,566, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.125%, Market Value plus accrued interest $1,672,358, due 02/09/15-05/15/40)		1,639,557	-	-	1,639,557
344,699	-	344,699	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $344,701, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $351,593, due 06/01/17-03/01/48)		344,699	-	-	344,699
-	6,763,369	6,763,369	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $6,763,399, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $6,898,636, due 01/07/15-10/20/64)		-	6,763,369	-	6,763,369
1,639,557	-	1,639,557	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,639,564, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,672,348, due 01/07/15-10/20/64)		1,639,557	-	-	1,639,557
-	32,129,104	32,129,104	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $32,129,262, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $32,771,688, due 11/15/15-07/15/56)		-	32,129,104	-	32,129,104
1,639,557	-	1,639,557	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,639,565, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,672,348, due 11/15/15-07/15/56)		1,639,557	-	-	1,639,557
-	32,129,104	32,129,104	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $32,129,368, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.125%-2.500%, Market Value plus accrued interest $32,774,907, due 04/15/16-02/15/42)		-	32,129,104	-	32,129,104
					6,902,927	135,279,785	-	142,182,712

			Certificates of Deposit:	0.0%
700,000	-	700,000	Credit Suisse/New York NY, 0.473%, 03/17/15		699,972	-	-	699,972

57

PORTFOLIO OF INVESTMENTS
as of December 31, 2014 (Unaudited)
Aggregate Bond Portfolio	Intermediate Bond Portfolio	Intermediate Bond Portfolio Pro Forma Combined					Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma Adjustments		Intermediate Bond Portfolio Pro Forma Combined
Shares	Shares	Shares					Value	Value	Value		Value
				Mutual Funds:		2.7%
66,878,000	77,195,000	144,073,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††			66,878,000	77,195,000	-		144,073,000

				Total Short-Term Investments
				( Cost $93,976,027, $216,469,785 and $310,445,812 Pro Forma Combined)			93,975,079	216,469,785	-		310,444,864

				Total Investments in Securities
				(Cost $818,809,731, $4,891,122,043, $5,709,931,774 Pro Forma Combined)*	107.1	%	$833,070,674	$4,955,365,654	$-		$5,788,436,328
				Other Assets and Liabilities - Net	(7.1)		(59,410,539)	(321,804,883)	(188,500)	(A)	(381,403,922)
				Net Assets	100.0	%	$773,660,135	$4,633,560,771	$(188,500)		$5,407,032,406

			†	Unless otherwise indicated, principal amount is shown in USD.
			††	Rate shown is the 7-day yield as of December 31, 2014.
			#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
			##	The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conversator. As such, the FHFA oversees the continuing affairs of these companies.
			@	Non-income producing security.
			P	Preferred Stock may be called prior to convertible date.
			cc	Securities purchased with cash collateral for securities loaned.
			W	Settlement is on a when-issued or delayed-delivery basis.
			L	Loaned security, a portion or all of the security is on loan at December 31, 2014.
			^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
			(A)	Reflects adjustments related to portfolio consolidation.

			*	Cost for federal income tax purposes is:			$819,143,910	$4,892,155,480	$-		$5,711,299,390
				Net unrealized appreciation consists of:
				Gross Unrealized Appreciation			$17,392,101	$120,906,333	-		$138,298,434
				Gross Unrealized Depreciation			(3,465,337)	(57,696,159)	-		(61,161,496)
				Net Unrealized Appreciation			$13,926,764	$63,210,174	$-		$77,136,938

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Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31,2014 in valuing the assets and liabilities:

	Aggregate Bond Portfolio	Intermediate Bond Portfolio	Pro Forma adjustments	Intermediate Bond Portfolio Pro Forma Combined
Asset Table
Investments, at value
Level 1 - Quoted Prices	$71,000,483	$660,349,016	$-	$731,349,499
Level 2 - Other Significant Observable Inputs	762,070,191	4,295,016,638	-	5,057,086,829
Level 3 - Significant Unobservable Inputs	-	-	-	-
Total Investments, at value	$833,070,674	$4,955,365,654	$-	$5,788,436,328

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

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NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 – Basis of Combination:

The Board of Trustees (the “Board”) of Voya Aggregate Bond Portfolio (“Aggregate Bond Portfolio”) and Voya Intermediate Bond Portfolio (“Intermediate Bond Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”), approved an Agreement and Plan of Reorganization dated November 20, 2014 (the “Plan”) whereby, subject to approval by the shareholders of Aggregate Bond Portfolio, Intermediate Bond Portfolio will acquire all of the assets of Aggregate Bond Portfolio, subject to the liabilities of such Fund, in exchange for Intermediate Bond Portfolio issuing shares of such fund to shareholders of Aggregate Bond Portfolio in a number equal in value to net assets of Aggregate Bond Portfolio (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Intermediate Bond Portfolio remaining as both the tax and accounting survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at December 31, 2014. The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Aggregate Bond Portfolio and Intermediate Bond Portfolio at December 31, 2014. The unaudited pro forma Statement of Operations reflects the results of operations of Aggregate Bond Portfolio and Intermediate Bond Portfolio for the twelve-months ended December 31, 2014. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Aggregate Bond Portfolio and Intermediate Bond Portfolio under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Aggregate Bond Portfolio and Intermediate Bond Portfolio as of December 31, 2014.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 – Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Portfolio. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 – Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Intermediate Bond Portfolio issued in connection with the proposed acquisition of Aggregate Bond Portfolio by Intermediate Bond Portfolio as of December 31, 2014. The number of additional shares issued was calculated by dividing the net assets of each class of Aggregate Bond Portfolio by the respective class net asset value per share of Intermediate Bond Portfolio.

Note 4 – Merger and Transition Costs:

Aggregate Bond Portfolio and the Adviser (or an affiliate) will share equally the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings. Merger costs to be incurred by Aggregate Bond Portfolio are estimated at approximately $188,500. These costs represent one half of the estimated expenses of the Portfolio carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. Actual results could differ from these estimates.

Note 5 – Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.

60

Note 6 – Federal Income Taxes:

It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

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Voya Intermediate Bond Portfolio

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 5.3 of Voya Intermediate Bond Portfolio's Amended and Restated Declaration of Trust, as amended, provides the following:

5.3 Indemnification. The Trust shall indemnify its trustees and officers, and any person who serves at the request of the Trust as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise as follows:

(a)	Every person who is or has been a trustee or officer of the Trust and persons who serve at the Trust's request as director or officer of another corporation, partnership, joint venture, trust, or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he/she becomes involved as a party or otherwise by virtue of being or having been a trustee or officer of the Trust or of another corporation, partnership, joint venture, trust, or other enterprise at the request of the Trust and against amounts paid or incurred in the settlement thereof.

(b)	The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, legislative, investigative, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

(c)	No indemnification shall be provided hereunder to a trustee, officer, employee, or agent against any liability to the Trust, a Series thereof, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

(d)	The right of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable; shall not affect any other rights to which any trustee, officer, employee, or agent may now or hereafter be entitled; shall continue as to a person who has ceased to be such trustee, officer, employee, or agent; and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(e)	In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this Article, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made: (i) by a majority vote of a quorum of non-party trustees who are not interested persons of the Trust, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(f)	The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against a trustee or officer of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for this undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party trustees or independent legal counsel in a written opinion shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be entitled to indemnification.

(g)	No amendment of this Declaration or repeal of any of its provisions shall limit or eliminate the rights of indemnification provided hereunder with respect to acts or omission occurring prior to such amendment or repeal.

In addition, Voya Intermediate Bond Portfolio's officers and trustees are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2015.

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Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers, and controlling persons of Voya Intermediate Bond Portfolio pursuant to the foregoing provisions or otherwise, Voya Intermediate Bond Portfolio has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Voya Intermediate Bond Portfolio of expenses incurred or paid by a trustee, officer, or controlling person of Voya Intermediate Bond Portfolio in connection with the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the shares being registered, Voya Intermediate Bond Portfolio will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Independent Trustee has not engaged in certain disabling conduct.

ITEM 16. EXHIBITS

1.	a.	Amended and Restated Declaration of Trust dated May 1, 2002 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
b.	Certificate of Amendment of Declaration of Trust dated June 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 57 to the Registrant’s Form N-1A Registration Statement on April 30, 2003, and incorporated herein by reference.
c.	Certificate Evidencing Establishment and Declaration of Classes of Shares dated June 20, 2003 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
d.	Certificate of Amendment of Declaration of Trust, effective August 6, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on February 11, 2005, and incorporated herein by reference.
e.	Re-Designation of Classes of Shares of Beneficial Interest, effective April 30, 2004 (redesignation of Class R shares Class I shares) – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on February 11, 2005, and incorporated herein by reference.
f.	Establishment and Designation of Classes of Shares of Beneficial Interest, $1.00 Par Value, effective April 29, 2005, (Issuance of Class ADV Shares). – Filed as an exhibit to Post-Effective Amendment No. 62 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.
g.	Establishment and Designation of Classes of Shares of Beneficial Interest, $1.00 Par Value, effective February 3, 2009, (Issuance of Class S2 Shares). – Filed as an exhibit to Post-Effective Amendment No. 72 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.
h.	Certificate of Amendment of Declaration of Trust, effective May 1, 2009 – Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 30, 2009, and incorporated herein by reference.
i.	Certificate of Amendment of Amended and Restated Declaration of Trust and Redesignation of Series effective May 1, 2014 – Filed as an exhibit to Post-Effective Amendment No. 86 to the Registrant’s Form N-1A Registration Statement on April 28, 2014, and incorporated herein by reference.
2.	Second Amended and Restated Bylaws – Filed as an Exhibit to Post-Effective Amendment No. 64 to the Registrant’s Form N-1A Registration Statement on April 27, 2004, and incorporated herein by reference.
(i)	Amendment dated March 11, 2010, to the Second Amended and Restated Bylaws – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on April 25, 2011, and incorporated herein by reference.
3.	Not Applicable.
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4.	Agreement and Plan of Reorganization between Voya Aggregate Bond Portfolio, a series of Voya Partners, Inc., and Voya Intermediate Bond Portfolio, a series of Voya Intermediate Bond Portfolio – Attached as Appendix A to the Proxy Statement/Prospectus.
5.	Instruments Defining Rights of Holders – Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A Registration Statement on June 7, 1996, and incorporated herein by reference.
6.	a.	Management Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 as amended and restated May 1, 2015 – Filed herein.
b.	Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on April 28, 2015.
c.	Expense Limitation Agreement between Voya Intermediate Bond Portfolio and Voya Investments, LLC dated November 18, 2014 – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on April 28, 2015.
7.	Distribution Agreement between Voya Intermediate Bond Portfolio and Voya Investments Distributor, LLC dated November 18, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 88 to Registrant’s Form N-1A Registration Statement on February 11, 2015, and incorporated herein by reference.

Directors' Deferred Compensation Plan dated September 24, 1997 – Filed as an Exhibit to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A Registration Statement on April 27, 1998, and incorporated herein by reference.

a.	Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(i)	Amended Exhibit A dated February 9, 2015, to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 - Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on April 28, 2015.
b.	Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(i)	Amended Exhibit A dated February 9, 2015, to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on April 28, 2015.
(ii)	Amended Schedule 2 dated as of June 4, 2008 to the Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 30, 2009, and incorporated herein by reference.
c.	Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(i)	Amended Exhibit A dated February 9, 2015, to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on April 28, 2015.
8.	a.	Second Amended and Restated Distribution Plan for Class S shares, effective September 12, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 88 to Registrant’s Form N-1A Registration Statement on February 11, 2015, and incorporated herein by reference.
b.	Second Amended and Restated Shareholder Service and Distribution Plan for Class ADV shares, effective September 12, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 88 to Registrant’s Form N-1A Registration Statement on February 11, 2015, and incorporated herein by reference.
c.	Second Amended and Restated Shareholder Service and Distribution Plan for Class S2 shares, effective September 12, 2014 – Filed as an Exhibit to Post-Effective Amendment No. 88 to Registrant’s Form N-1A Registration Statement on February 11, 2015, and incorporated herein by reference.
(i)	Side Agreement dated May 1, 2015 to the Amended and Restated Shareholder Service and Distribution Plan for Class S2 Shares effective November 21, 2013 – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 28, 2015, and incorporated herein by reference.
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d.	Second Amended and Restated Multi-Class Plan pursuant to Rule 18f-3 for ING Intermediate Bond Portfolio, effective February 28, 2009 – Filed as an exhibit to Post-Effective Amendment No. 72 to the Registrant’s Form N-1A Registration Statement on February 20, 2009, and incorporated herein by reference.
9.	Opinion and Consent of Counsel – Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on April 13, 2015, and incorporated herein by reference.
10.	Opinion and Consent of Counsel Supporting Tax Matters and Consequences – To be filed by subsequent post-effective amendment.
11.	a.	License Agreement between Aetna Life Insurance Company and Aetna Income Shares, Inc. dated March 2, 1973 – Filed as an Exhibit to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A Registration Statement on April 11, 1997, and incorporated herein by reference.
b.	Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(i)	Amended Exhibit A dated February 9, 2015, to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 28, 2015, and incorporated herein by reference.
c.	Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(i)	Amended Schedule A dated April 2007 to the Allocation Agreement (Investment Company Blanket Bond) September 24, 2003 – Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant’s Form N-1A Registration Statement on April 25, 2008, and incorporated herein by reference.
d.	Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 – Filed as an exhibit to Post-Effective Amendment No. 66 to the Registrant’s Form N-1A Registration Statement on April 27, 2007, and incorporated herein by reference.
(i)	Amended Schedule A dated April 2007 to the Allocation Agreement (Directors and Officers Liability) September 26, 2003 – Filed as an exhibit to Post-Effective Amendment No. 68 to the Registrant’s Form N-1A Registration Statement on April 25, 2008, and incorporated herein by reference.
e.	Transfer Agency Services Agreement between Voya Intermediate Bond Portfolio and BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated February 25, 2009 – Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant’s Form N-1A Registration Statement on April 30, 2009, and incorporated herein by reference.
(i)	Amendment effective February 8, 2011 to the Transfer Agency Services Agreement dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 77 to the Registrant’s Form N-1A Registration Statement on April 25, 2011, and incorporated herein by reference.
(ii)	Amended Exhibit A, effective May 23, 2014, to the Transfer Agency Services Agreement dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 89 to the Registrant’s Form N-1A Registration Statement on April 28, 2015, and incorporated herein by reference.
f.	Participation Agreement between Voya Intermediate Bond Portfolio (formerly, ING Intermediate Bond Portfolio), ReliaStar Life Insurance Company, and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) dated May 1, 2002 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.
(i)	Amendment, executed September 22, 2003 to the Participation Agreement between Voya Intermediate Bond Portfolio, ReliaStar Life Insurance Company, and Voya Investments Distributor, LLC dated May 1, 2002 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.
g.	Participation Agreement between Voya Intermediate Bond Portfolio (formerly, ING Intermediate Bond Portfolio), ReliaStar Life Insurance Company of New York, and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) dated May 1, 2002 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
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h.	Participation Agreement between Voya Intermediate Bond Portfolio (formerly, ING Intermediate Bond Portfolio), Security Life of Denver Insurance Company, and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) dated May 1, 2001 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
i.	Participation Agreement between Voya Intermediate Bond Portfolio (formerly, ING Intermediate Bond Portfolio), Southland Life Insurance Company, and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) dated May 1, 2001 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
j.	Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(i)	Amendment No. 1, executed May 1, 2000, to the Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(ii)	Amendment No. 2 executed June 26, 2001, to the Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
k.	Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(i)	Amendment, executed November 9, 1998, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(ii)	Amendment, executed June 1, 1999, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(iii)	Second Amendment, executed December 31, 1999, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(iv)	Third Amendment, executed February 11, 2000, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
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(v)	Fourth Amendment, executed May 1, 2000, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(vi)	Fifth Amendment, executed February 27, 2001, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
(vii)	Sixth Amendment, executed June 19, 2001, to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
l.	Fund Participation Agreement between Golden American Life Insurance Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated July 16, 2001 – Filed as an exhibit to Post-Effective Amendment No. 59 to the Registrant’s Form N-1A Registration Statement on April 30, 2004, and incorporated herein by reference.
12.	Not applicable.
13.	Not applicable.
14.	Powers of Attorney – Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on April 13, 2015, and incorporated herein by reference.
15.	Not applicable.

ITEM 17. UNDERTAKINGS

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
3.	The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 29th day of May, 2015.

Voya Intermediate Bond Portfolio

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Todd Modic*	Senior Vice President Chief/Principal Financial Officer	May 29, 2015

Colleen D. Baldwin*	Trustee	May 29, 2015

John V. Boyer*	Trustee	May 29, 2015

Patricia W. Chadwick*	Trustee	May 29, 2015

Albert E. DePrince, Jr.*	Trustee	May 29, 2015

Peter S. Drotch*	Trustee	May 29, 2015

Russell H. Jones*	Trustee	May 29, 2015

Patrick W. Kenny*	Trustee	May 29, 2015

Shaun P. Mathews*	Interested Trustee and President and Chief Executive Officer	May 29, 2015

Joseph E. Obermeyer*	Trustee	May 29, 2015

Sheryl K. Pressler*	Trustee	May 29, 2015

Roger B. Vincent*	Trustee	May 29, 2015

*By:	/s/ Huey P. Falgout, Jr. Huey P. Falgout, Jr. as Attorney-in-Fact**

**	Powers of Attorney for Todd Modic and each Trustee - Filed as an exhibit to the Registrant’s Form N-14 Registration Statement on April 13, 2015, and incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
(6)(a)	Management Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated November 18, 2014 as amended and restated May 1, 2015

1